As Filed Electronically with the Securities and Exchange Commission on December 21, 2005

                        Securities Act File No.[         ]

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM N-14

                             REGISTRATION STATEMENT
                                      UNDER
                         THE SECURITIES ACT OF 1933 [X]

                         Pre-Effective Amendment No. __ [ ]
                         Post-Effective Amendment No. __ [ ]

                       STEINROE VARIABLE INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                                -----------------

                              One Financial Center
                           Boston, Massachusetts 02111
               (Address of Principal Executive Offices) (Zip Code)

                                 1-866-348-1468
                  (Registrant's Area Code and Telephone Number)

                            R. Scott Henderson, Esq.
                         Columbia Management Group, Inc.
                              One Financial Center
                           Boston, Massachusetts 02111
                     (Name and Address of Agent for Service)

                                -----------------

                                 With copies to:

       Brian D. McCabe, Esq.                        Cameron S. Avery, Esq.
         Ropes & Gray LLP                           Bell, Boyd & Lloyd LLC
     One International Place                  70 West Madison Street, Suite 3300
   Boston, Massachusetts 02110                     Chicago, Illinois 60602

                                -----------------

                      TITLE OF SECURITIES BEING REGISTERED:
        Class A shares of the Liberty Small Company Growth Fund, Variable Series series of the Registrant

        Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

        No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

        It is proposed that this filing will become effective on January 23, 2006 pursuant to Rule 488 under the Securities Act of 1933.

                         NATIONS SMALL COMPANY PORTFOLIO
             101 South Tryon Street, Charlotte, North Carolina 28255

Dear Investor:

        I am writing to ask for your voting instructions on the proposed merger of Nations Small Company Portfolio (the "Acquired Fund"), a series of Nations Separate Account Trust, into Liberty Small Company Growth Fund, Variable Series (the "Acquiring Fund"), a series of SteinRoe Variable Investment Trust. As an investor through a variable annuity contract or variable life insurance policy, you can instruct your insurance company as to how to vote on these proposals. At a special meeting of shareholders of the Acquired Fund to be held on [March 8, 2006], your insurance company will vote on the proposals as instructed by you and other investors holding contracts or policies through your insurance company.

        The proposed merger of the Acquired Fund is one of several mergers recommended by Columbia Management Advisors, LLC ("Columbia Management"), the investment adviser to the Columbia Funds. Columbia Management's overall goal in proposing these fund mergers is twofold. First, by merging funds with generally similar investment strategies, Columbia Management can create larger, more efficient investment portfolios. Second, by streamlining its product offering, Columbia Management can more effectively concentrate its investment management and distribution resources on a more focused group of portfolios. Columbia Management recommended the merger of the Acquired Fund to enable shareholders (that is, your insurance company and others) to invest in a larger, more efficient investment portfolio while continuing to access a similar investment strategy.

        Should the merger be approved and other conditions to the merger be satisfied, such investment will be exchanged, without immediate federal income tax consequences, for an equal investment (that is, dollar value) in the Class A shares of the Acquiring Fund. More information on the specific details of and reasons for the Acquired Fund's merger is contained in the enclosed combined Prospectus/Proxy Statement. Please read it carefully.

        THE TRUSTEES OF THE ACQUIRED FUND UNANIMOUSLY RECOMMEND THAT YOU INSTRUCT YOUR INSURANCE COMPANY TO VOTE FOR THE MERGER.
                                        ---

        YOUR VOTING INSTRUCTIONS ARE IMPORTANT. YOU CAN INSTRUCT YOUR INSURANCE COMPANY HOW TO VOTE BY COMPLETING THE ENCLOSED VOTING INSTRUCTION CARD. A SELF-ADDRESSED POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.

        We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                          Sincerely,

                                          Christopher L. Wilson
                                          President and Chief Executive Officer
                                          Nations Separate Account Trust

[January 27, 2006]

             NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                 [MARCH 8, 2006]

                         NATIONS SMALL COMPANY PORTFOLIO
                   A Series of Nations Separate Account Trust

                             101 South Tryon Street
                         Charlotte, North Carolina 28255
                                 1-800-321-7854

To the shareholders of Nations Small Company Portfolio:

        NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of Nations Small Company Portfolio (the "Acquired Fund") will be held at [10:00 a.m. Eastern time] on [March 8, 2006], at the offices of Columbia Management Advisors, LLC, One Financial Center, Boston, Massachusetts 02111-2621, for the following purposes:

                1. To approve an Agreement and Plan of Reorganization providing for (i) the sale of all of the assets of the Acquired Fund to, and the assumption of all of the liabilities of the Acquired Fund by, Liberty Small Company Growth Fund, Variable Series (the "Acquiring Fund"), a series of SteinRoe Variable Investment Trust, in exchange for shares of the Acquiring Fund, and (ii) the distribution of such shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.

                2. To consider and act upon such other matters as properly come before the meeting or any adjourned session of the meeting.

        Shareholders of record of the Acquired Fund at the close of business on [January 3, 2006] are entitled to notice of and to vote at the meeting and any adjourned session of the meeting.

                                              By Order of the Board of Trustees,

                                              R. Scott Henderson, Secretary

[January 27, 2006]

NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
        PLEASE SEE THE ENCLOSED PROSPECTUS/PROXY STATEMENT AND OTHER MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

                           PROSPECTUS/PROXY STATEMENT
                               [January 23, 2006]

                  Acquisition of the Assets and Liabilities of

                         NATIONS SMALL COMPANY PORTFOLIO

                       c/o Nations Separate Account Trust
                             101 South Tryon Street
                         Charlotte, North Carolina 28255
                                 1-800-321-7854

                    by and in Exchange for Class A Shares of

               LIBERTY SMALL COMPANY GROWTH FUND, VARIABLE SERIES

                     c/o SteinRoe Variable Investment Trust
                              One Financial Center
                        Boston, Massachusetts 02111-2621
                                 1-866-348-1468

TABLE OF CONTENTS

I.  Questions and Answers Regarding Approval of the Merger.................... 3
II. Proposal-- Merger of the Acquired Fund into the Acquiring Fund............ 9
      The Proposal............................................................ 9
      Principal Investment Risks............................................. 10
      Information about the Merger........................................... 11
III. General................................................................. 16
      Voting Information..................................................... 16
      Information about Proxies and the Conduct of the Meeting............... 16
Appendix A-- Form of Agreement and Plan of Reorganization................... A-1
Appendix B-- Fund Information............................................... B-1
Appendix C-- Capitalization................................................. C-1
Appendix D-- Information Applicable to the Acquiring Fund................... D-1
Appendix E-- Financial Highlights for the Acquiring Fund.................... E-1
Appendix F-- Comparison of Organizational Documents......................... F-1

        This prospectus/proxy statement (this "Prospectus/Proxy Statement") and the enclosed proxy card (the "Proxy Card") are expected to be mailed to shareholders and Contract Owners (defined below) beginning on or about [January 27, 2006].

        This Prospectus/Proxy Statement contains information Contract Owners (defined below) should know before voting on the approval of the Agreement and Plan of Reorganization, dated as of [January 3, 2006] (the "Record Date"), with respect to the proposed reorganization of Nations Small Company Portfolio (the "Acquired Fund"), a series of Nations Separate Account Trust ("Nations Trust"), into Liberty Small Company Growth Fund, Variable Series (the "Acquiring Fund" and, together with the Acquired Fund, each a "Fund" and collectively the "Funds"), a series of SteinRoe Variable Investment Trust ("SRVIT" and, together with Nations Trust, each a "Trust" and collectively the "Trusts") (the "Agreement and Plan of Reorganization").

        Except for certain seed capital investments, all shares of the Acquired Fund are owned of record by sub-accounts of separate accounts ("Separate Accounts") of insurance companies (the "Participating Insurance Companies") established to fund benefits under variable annuity contracts and variable life insurance policies (each a "Contract") issued by the Participating Insurance Companies. Persons holding Contracts are referred to herein as "Contract Owners."

        At a special meeting of shareholders of the Acquired Fund (the "Meeting") that will be held at the offices of Columbia Management Advisors, LLC ("Columbia Management"), One Financial Center, Boston, Massachusetts 02111-2621, Contract Owners' insurance companies will vote on the proposal as instructed by Contract Owners. Although the Agreement and Plan of Reorganization contemplates a transaction in which the Acquired Fund transfers substantially all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, this Prospectus/Proxy Statement refers to such transaction as a "Merger." Each of the Funds is a series of a registered open-end management investment company. Please read this Prospectus/Proxy Statement and keep it for future reference.

        The Acquiring Fund seeks long-term growth. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of small-cap companies. Small-cap stocks are stocks of small-size companies that have market capitalizations similar in size to those of the companies in the Russell 2000 Growth Index.

        Both the Acquiring Fund and the Acquired Fund have the same investment advisor, distributor, transfer agent and other service providers. Additionally, the Acquired Fund and Acquiring Fund are currently managed by the same portfolio managers.

        If the Agreement and Plan of Reorganization is approved by the shareholders of the Acquired Fund and the Merger is consummated, the Acquired Fund will transfer all of the assets and liabilities attributable to its shares to the Acquiring Fund in exchange for Class A shares of the Acquiring Fund with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, Class A shares received by the Acquired Fund will be distributed pro rata to its shareholders and such shareholders will become Class A shareholders of the Acquiring Fund.

        The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated into this Prospectus/Proxy Statement by reference:

        . The Statement of Additional Information of the Acquiring Fund dated [January 23, 2006], relating to this Prospectus/Proxy Statement.

        . The Prospectus of the Acquired Fund dated May 1, 2005, as supplemented.

        . The Statement of Additional Information of the Acquired Fund dated May 1, 2005, as supplemented.

        . The Report of Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of the Acquired Fund dated December 31, 2004 and the unaudited financial statements included in the Semi-Annual Report to Shareholders of the Acquired Fund dated June 30, 2005.

        The Acquired Fund previously has sent its Annual and Semi-Annual Report to its shareholders. Contract Owners may obtain a copy of these documents by calling or writing the Participating Insurance Companies that issued their Contracts. Text-only versions of the Acquired Fund's documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. Shareholders can review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2521. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

        The SEC has not approved or disapproved these securities or determined if this Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

        An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

            I. QUESTIONS AND ANSWERS REGARDING APPROVAL OF THE MERGER

        The following questions and answers provide an overview of key features of the Merger and of the information contained in this Prospectus/Proxy Statement. Please review the Prospectus/Proxy Statement prior to casting a vote. If you have questions about the Merger, please call 1-866-348-1468.

1.      What Merger is being proposed?

        The Board of Trustees of the Acquired Fund (the "Trustees") is recommending that the Acquired Fund be merged into the Acquiring Fund. This means that the Acquired Fund would transfer all of its assets and liabilities to the Acquiring Fund in exchange for Class A shares of the Acquiring Fund. If the Merger is approved and completed, shareholders of the Acquired Fund will receive Class A shares of the Acquiring Fund with a dollar value equal to the value of their Acquired Fund shares on the business day prior to the closing of the Merger. The Merger currently is scheduled to take place on May 1, 2006, or such other date as the parties may agree.

2.      Why is the Merger being proposed?

        The Trustees recommend approval of the Merger because the Merger offers shareholders of the Acquired Fund the opportunity to invest in a larger combined portfolio that generally has similar investment goals and strategies. Spreading fixed costs over a broader asset base allows the potential for more efficient operation and lower overall expense ratios. In reviewing the Acquisition, the Trustees also considered that, based on estimated expense ratios, shareholders of the Acquired Fund, after the Merger, are expected to experience operating expense ratios that are lower than the net operating expense ratios of such shareholders' current shares.

        Please review "Reasons for the Merger and Trustees' Considerations" under "Information about the Merger" in Section II of this Prospectus/Proxy Statement for more information regarding the factors considered by the Trustees.

3. How do the management fees and the expense ratios of the Funds compare, and what are they estimated to be following the Merger?

        The tables below allow a shareholder to compare the management fees and the expense ratios of each Fund and to analyze the estimated expenses that Columbia Management expects the Acquiring Fund to bear in the first year following the Merger. Annual Fund Operating Expenses are paid by each Fund. They include management fees, distribution and service (12b-1) fees (if applicable) and administrative costs, including fund accounting and custody services. The expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

        In addition, following the presentation of that information, Annual Fund Operating Expenses and Example Expenses are presented on a pro forma combined basis. The Annual Fund Operating Expenses shown in the table below represent expenses as of each Fund's most recent fiscal year ended December 31, 2004, and those projected for the Acquiring Fund on a pro forma basis after giving effect to the proposed Merger, and based on pro forma combined net assets as of June 30, 2005.

        Shareholders of the Funds do not currently pay sales charges and will not pay sales charges as a result of the Merger.

        Based on the expense ratios shown below, the expense ratio of Class A shares of the Acquiring Fund is expected to be lower than the net expense ratio of shares of the Acquired Fund.

        Merger expenses have been allocated to the Acquired Fund, which have reduced the Acquired Fund's net asset value (by approximately [$ ] per share
based on shares outstanding as of [      ]). Based on the expense ratios shown
below, it is projected that, after the Merger, former Acquired Fund shareholders will benefit from expense savings that will offset the allocated Merger expenses. However, the benefit of these projected expense savings will not be realized immediately. It is projected that the aggregate expense savings will not exceed the allocated Merger expenses until approximately [ ] months after the Merger. If a shareholder redeems his or her shares prior to that time, the shareholder will receive no net benefit from the projected expense savings.

Annual Fund Operating Expenses
(deducted directly from Fund assets)

Nations Small Company Portfolio (the Acquired Fund) (1)

                                                           Investor
                                                           --------
Management fee (%)/(2)/..................................    0.87
Distribution and service (12b-1) fees (%)................    0.25
Other expenses (%).......................................    0.32
Total annual fund operating expenses (%).................    1.44
Expense waiver/reimbursement (%)/(3)/....................   (0.25)
Net annual fund operating expenses (%)/(3)/..............    1.19

Liberty Small Company Growth Fund, Variable Series (the Acquiring Fund)

                                                                  Class A
                                                                  -------
       Management fee (%)/(4)/..................................    0.65
       Distribution and service (12b-1) fees (%)................    0.00
       Other expenses (%)/(5)/..................................    0.17
       Total annual fund operating expenses (%)/(5)/............    0.82

Liberty Small Company Growth Fund, Variable Series (the Acquiring Fund after the Merger) (pro forma combined)

                                                                  Class A
                                                                  -------
       Management fee (%)/(4)/..................................    0.65
       Distribution and service (12b-1) fees (%)................    0.00
       Other expenses (%)/(5)/..................................    0.23
       Total annual fund operating expenses (%)/(5)/............    0.88

----------
(1) The figures contained in the table are based on amounts incurred during the Acquired Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.
(2) The Acquired Fund pays a management fee of 0.64% and a distribution fee of 0.23%. The management fees charged to the Acquired Fund decline as Acquired Fund assets grow as a percentage of the Acquired Fund's average daily assets. The breakpoint schedule for the Acquired Fund is as follows: 0.64% for assets up to $500 million; 0.59% for assets in excess of $500 million and up to $1 billion; and 0.54% for assets in excess of $1 billion.
(3) The Acquired Fund's investment adviser and/or some of its other service providers have agreed to waive fees until April 30, 2006. In addition, the Acquired Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses, excluding distribution (12b-1) and shareholder servicing fees, to 1.25% until April 30, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this waiver and/or limitation will continue after April 30, 2006.
(4) The Acquiring Fund pays a management fee of 0.50% and an administrative fee of 0.15%. The management fees charged to the Acquiring Fund decline as Acquiring Fund assets grow as a percentage of the Acquiring Fund's average daily assets. The breakpoint schedule for the Acquiring Fund is as follows: 0.50% for assets up to $1 billion; 0.45% for assets in excess of $1 billion and up to $1.5 billion; and 0.40% for assets in excess of $1.5 billion.
(5) The Acquiring Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Acquiring Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.80%. If the waiver were reflected in the table, the total annual operating expenses would be 0.80%. This arrangement can be modified or terminated by the advisor at any time. The Acquiring Fund's advisor has agreed to extend this waiver on a contractual basis through April 30, 2007 if the Merger occurs.

Example Expenses

        Example Expenses help shareholders compare the cost of investing in the Acquired Fund currently with the cost of investing in the Acquiring Fund both currently and on a pro forma combined basis and also allow shareholders to compare these costs with the cost of investing in other mutual funds. The "1 Year" column in the table reflects any fee waivers and expense reimbursements described in the footnotes to the Annual Fund Operating Expenses table. The Example Expenses use the following hypothetical conditions:

        .       $10,000 initial investment.
        .       5% total return for each year.
        .       Each Fund's operating expenses remain the same.
        .       Reinvestment of all dividends and distributions.


Example Expenses
(actual costs may be higher or lower)
                                                           1 Year     3 Years    5 Years   10 Years
                                                          --------   --------   --------   --------
Nations Small Company Portfolio/(1)/
------------------------------------
Investor                                                  $    121   $    431   $    763   $  1,703

Liberty Small Company Growth Fund, Variable Series /(2)/
--------------------------------------------------------
Class A                                                   $     84   $    262   $    455   $  1,014

Liberty Small Company Growth Fund, Variable Series /(2)/
 (pro forma combined)                                      1 Year     3 Years    5 Years   10 Years
--------------------------------------------------------  --------   --------   --------   --------
Class A                                                   $     90   $    281   $    488   $  1,084

----------
(1) The 1 year example in the table reflects the expense reduction arrangements described in Footnote 3 to the Annual Fund Operating Expenses table. However, because this limitation expires April 30, 2006, the expense reduction arrangements are not reflected in the 3, 5 and 10 year examples.
(2) The 1, 3, 5 and 10 year examples in the table do not take into account any expense reduction arrangements described in Footnote 5 to the Annual Fund Operating Expenses table. Your actual costs may be higher or lower.

Hypothetical Investment and Expense Information

        Please see Appendix D for information relating to supplemental hypothetical investment expense information that provides additional information in a different format from the preceding Annual Fund Operating Expenses and Example Expenses tables about the effect of the expenses of the Acquiring Fund, including investment advisory fees and other Acquiring Fund costs, on the Acquiring Fund's returns over a 10-year period.

4. How do the investment goals, principal investment strategies and policies of the Funds compare?

        The table below shows the investment goals and principal investment strategies of each Fund:


                                     Nations Small                             Liberty Small Company
                                   Company Portfolio                        Growth Fund, Variable Series
                                    (Acquired Fund)                              (Acquiring Fund)
                       -----------------------------------------     ------------------------------------------
Investment             .       The Acquired Fund seeks long-term     .       The Acquiring Fund seeks long-term growth.
Goal(s)/Objective(s)           capital growth by investing
                               primarily in growth. equity
                               securities.
                                                                     .       Under normal market conditions,
Principal              .       Under normal circumstances, the               the Acquiring Fund invests at least 80%
Investment                     Acquired Fund will invest at least            of its net assets (plus any borrowings
Strategies                     80% of its assets in companies with           for investment purposes) in common stocks
                               a market capitalization of                    of small-cap companies. Small-cap stocks
                               $2 billion or less. The Acquired Fund         are stocks of small-size companies that
                               usually holds 75 to 130 equity                have market capitalizations similar to
                               securities.                                   those of the companies in the Russell
                                                                             2000 Growth Index. As of December 31,
                                                                             2004, that index included companies with
                                                                             capitalizations between approximately
                                                                             $59 million and $6 billion. The
                                                                             Acquiring Fund invests in companies that
                                                                             compete within large and growing markets
                                                                             and that have the ability to grow their
                                                                             market share.

        The following highlights differences in the Funds' investment policies and restrictions. For purposes of this discussion, a "fundamental" investment policy or restriction is one that may not be changed without a shareholder vote.

                              FUNDAMENTAL POLICIES

        The Acquiring Fund and the Acquired Fund have substantially identical fundamental policies. As a matter of fundamental policy, neither the Acquiring Fund nor the Acquired Fund may:

..       Underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a Fund security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered investment companies.

..       Purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

..       Purchase or sell commodities, except that the Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

..       Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

..       Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

..       Borrow money or issue senior securities except to the exemptive relief.

..       Purchase securities (except securities issued or guaranteed by the U.S.
        Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

                            NON-FUNDAMENTAL POLICIES

..       The Acquiring Fund may not invest in companies for the purpose of exercising control or management. The Acquired Fund has a similar policy.

..       The Acquiring Fund may not make short sales of securities. The Acquired
        Fund has a similar policy, except that the Acquired Fund may sell securities short when it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box") or when it segregates assets in the amount at least equal to the underlying security or asset.

..       The Acquiring Fund may not invest more than 15% of the Acquiring Fund's net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days. The Acquired Fund has a similar policy.

        The Acquiring Fund is subject to the following non-fundamental policies to which the Acquired Fund is not subject:

..       The Acquiring Fund may not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by it, except as may be necessary in connection with (i) permitted borrowings and (ii) options, futures and options on futures.

..       The Acquiring Fund may not purchase portfolio securities for the
        Acquiring Fund from, or sell portfolio securities to, any of the officers and directors or Trustees of the Acquiring Fund's Trust or the Acquiring Fund's investment adviser.

..       The Acquiring Fund may not invest more than 5% of its net assets (valued at time of purchase) in warrants, nor more than 2% of its net assets in warrants that are not on the New York or American Stock Exchanges.

..       The Acquiring Fund may not purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions) or participate on a joint or a joint and several basis in any trading account in securities (except in connection with transactions in options, futures, and options on futures).

..       The Acquiring Fund may not purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions.

        The Acquired Fund is subject to the following non-fundamental policies to which the Acquiring Fund is not subject:

..       The Acquired Fund may invest in shares of other open-end management investment companies, subject to the limitations of the 1940 Act, the rules thereunder, and any orders obtained thereunder now or in the future. However, the Acquired Fund may not, if it is purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act or an exemptive order granting relief from Section 12(d)(1)(G), purchase shares of a related registered open-end investment company in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

..       The Acquired Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of its total assets, provided that such loans of portfolio securities are fully collateralized based on values that are marked to market daily.

        Furthermore, the Acquiring Fund is also subject to the following additional restrictions and policies under certain applicable insurance laws pertaining to variable annuity contract separate accounts. These policies and restrictions are not fundamental and may be changed by the Trustees without shareholder approval:

..       The borrowing limits for the Acquiring Fund are (1) 10% of net asset value when borrowing for any general purpose and (2) 25% of net asset value when borrowing as a temporary measure to facilitate redemptions. For this purpose, net asset value is the market value of all investments or assets owned less outstanding liabilities of the Acquiring Fund at the time that any new or additional borrowing is undertaken.

..       The Acquiring Fund also will be subject to the following diversification guidelines pertaining to investments in foreign securities:

        . The Acquiring Fund will be invested in a minimum of five different foreign countries at all times when it holds investments in foreign securities. However, this minimum is reduced to four when foreign country investments comprise less than 80% of the Acquiring Fund's net asset value; to three when less than 60% of such value; to two when less than 40%; and to one when less than 20%.

        . The Acquiring Fund will have no more than 20% of its net asset value invested in securities of issuers located in any one foreign country, except that the Acquiring Fund may have an additional 15% of its value invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom or Germany.

        For a complete list of each Fund's investment policies and restrictions, see each Fund's Statement of Additional Information.

5. What class of the Acquiring Fund shares will shareholders receive if the Merger occurs?

        If the Merger occurs, holders of shares of the Acquired Fund will receive Class A shares of the Acquiring Fund. The Merger will not result in any changes to procedures for purchasing, redeeming and exchanging shares of the Acquiring Fund.

        For more information on the Acquiring Fund's current distribution, purchase, redemption and exchange policies, see Appendix D.

6.      What are the federal income tax consequences of the Merger?

        The Merger is expected to be tax-free to Separate Accounts as shareholders for federal income tax purposes. This means that neither Separate Accounts, Contract Owners nor the Acquired Fund are expected to recognize a gain or loss directly as a result of the Merger. Although the Merger will end the tax year of the Acquired Fund, and possibly accelerate distributions from the Acquired Fund to Separate Accounts as shareholders, there will be no tax consequences to Contract Owners.

        The cost basis and holding period of shares in the Acquired Fund are expected to carry over to new shares in the Acquiring Fund.

        Certain other tax consequences are discussed below under "Federal Income Tax Consequences."

7.      Who bears the expenses associated with the Merger?

        Columbia Management, the Acquiring Fund and the Acquired Fund each will bear a portion of the out-of-pocket expenses associated with the Merger. Out-of-pocket expenses associated with the Merger include, but are not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this Prospectus/Proxy Statement, and any filings with the SEC and/or other governmental authorities in connection with the Merger; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Merger; (3) the legal fees and expenses incurred by the Funds in connection with the Merger; and (4) the Trustees' fees and out-of-pocket expenses incurred in connection with the Merger.

        The out-of-pocket expenses of the Merger are first allocated to the Acquiring Fund or to the Acquired Fund. Merger-related costs that are specifically allocable to one Fund are allocated to that Fund (e.g., the costs of printing and mailing this Prospectus/Proxy Statement are allocated exclusively to the Acquired Fund). Costs of the Merger that are not specifically allocable to either Fund are divided equally between the Funds. Following this initial allocation between the Funds, Columbia Management limits the expenses actually allocated to a Fund in each Merger to the lesser of (i) the anticipated reductions in expenses borne by that Fund over the first year following the Merger and (ii) 75% of the initial allocation to that Fund. Any reduction in the Merger expenses allocable to a Fund as a result of these limitations is borne by Columbia Management, not the other Fund. The estimated costs of the Merger to be borne by the Acquired Fund and the Acquiring Fund are approximately $46,505 and $0 (approximately [$ ] and [$ ] per share, respectively, based on shares outstanding as of the Record Date), respectively, assuming completion of the Merger. Should the Merger fail to occur, Columbia Management will bear all costs associated with the Merger.

8.      Who is eligible to vote?

        As of the Record Date, the Acquired Fund had [ ] shares outstanding. Only shareholders who owned shares on the Record Date are entitled to vote at the Meeting or any adjournment of the Meeting. Except for certain seed capital investments, all shares of the Acquired Fund are owned of record by sub-accounts of Separate Accounts of the Participating Insurance Companies established to fund benefits under Contracts issued by such Participating Insurance Companies.

        All shareholders of the Acquired Fund will vote together as a single class on this proposal. Each shareholder will be entitled to vote based on the ratio its interest bears to the interests of all shareholders entitled to vote. Shareholders may vote either in person or by duly executed proxy and each shareholder shall be entitled to a vote proportionate to its interest in the Nations Trust. No proxy shall be valid after eleven (11) months from the date of execution, unless a longer period is expressly stated in such proxy. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholder instructions. If a shareholder signs a proxy but does not fill in a vote, the shareholder's shares will be voted to approve the Merger, and if any other business comes before the Meeting, the shareholder's shares will be voted at the discretion of the persons named as proxies.

        Each Contract Owner is entitled to instruct his or her Participating Insurance Company as to how to vote its shares held on behalf of such Contract Owner. Please see "Contract Owner Instructions" for more information.

       II. PROPOSAL -- MERGER OF THE ACQUIRED FUND INTO THE ACQUIRING FUND

The Proposal

        Shareholders of the Acquired Fund are being asked to approve the Agreement and Plan of Reorganization, the form of which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, you are approving the merger of the Acquired Fund into the Acquiring Fund.

Principal Investment Risks

        What are the principal investment risks of the Acquiring Fund, and how do they compare with those of the Acquired Fund?

        The principal risks associated with each Fund generally are similar because the Funds generally have similar investment goals and principal investment strategies. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time. The table below shows the principal investment risks of each
Fund:

                                     Nations Small                                   Liberty Small Company
                                   Company Portfolio                              Growth Fund, Variable Series
                                    (Acquired Fund)                                     (Acquiring Fund)
                 ------------------------------------------------   ---------------------------------------------------
Principal        .    Investment Strategy Risk: The Acquired        .    Management Risk: The Acquiring Fund's
Investment            Fund's team chooses stocks that it believes        advisor's investment decisions might produce
Risks                 have the potential for long-term growth.           losses or cause the Acquiring Fund to under
                      There is a risk that the value of these            perform when compared to other funds with a
                      investments will not rise as high as the           similar investment goal.
                      team expects, or will fall.                   .    Small Company Risk: Smaller companies are
                 .    Small Company Risk: Stocks of small                more likely than larger companies to have
                      companies tend to have greater price swings        limited product lines, operating histories,
                      than stocks of larger companies because            markets or financial resources. They may
                      they trade less frequently and in lower            depend heavily on a small management team.
                      volumes. These securities may have a higher        Stocks of smaller companies may trade less
                      potential for gains but also carry more            frequently, may trade in smaller volumes and
                      risk.                                              may fluctuate more sharply in price than
                 .    Stock Market Risk: The value of the                stocks of larger companies. In addition,
                      stocks the Acquired Fund holds can be              smaller companies may not be widely followed
                      affected by changes in U.S. or foreign             by the investment community, which can lower
                      economies and financial markets, and the           the demand for their stocks.
                      companies that issue the stocks, among        .    Growth Stocks Risk: Growth stocks are
                      other things. Stock prices can rise or fall        stocks of companies believed to have
                      over short as well as long periods. In             above-average potential for growth in revenue
                      general, stock markets tend to move in             and earnings. Prices may be more sensitive to
                      cycles, with periods of rising prices and          changes in current or expected earnings than
                      periods of falling prices.                         the prices of other stocks. Growth stocks may
                 .    Technology And Technology Related Risk:            not perform as well as value stocks or the
                      The Acquired Fund may invest in technology         stock market in general.
                      and technology-related companies, which can   .    Stock Market Risk: Market risk means that
                      be significantly affected by obsolescence          security prices in a market, sector or
                      of existing technology, short product              industry may fall, reducing the value of your
                      cycles, falling prices and profits, and            investment. Because of management and market
                      competition from new market entrants.              risk, there is no guarantee that the Acquiring
                                                                         Fund will achieve its investment goal or
                                                                         perform favorably among comparable funds.
                                                                    .    Equity Risk: Since it purchases equity
                                                                         securities, the Acquiring Fund is subject to
                                                                         equity risk. This is the risk that stock
                                                                         prices will fall over short or extended
                                                                         periods of time. Although the stock market has
                                                                         historically outperformed other asset classes
                                                                         over the long term, the stock market tends to
                                                                         move in cycles. Individual stock prices may
                                                                         fluctuate drastically from day-to-day and may
                                                                         under perform other asset classes over an
                                                                         extended period of time.

                                     Nations Small                                   Liberty Small Company
                                   Company Portfolio                              Growth Fund, Variable Series
                                    (Acquired Fund)                                     (Acquiring Fund)
                 ------------------------------------------------   ---------------------------------------------------
                                                                         Individual companies may report poor results
                                                                         or be negatively affected by industry and/or
                                                                         economic trends and developments. The prices
                                                                         of securities issued by such companies may
                                                                         suffer a decline in response. These price
                                                                         movements may result from factors affecting
                                                                         individual companies, industries or the
                                                                         securities market as a whole.

                                                                    .    Portfolio Turnover Risk: There are no
                                                                         limits on portfolio turnover. Turnover may
                                                                         vary significantly from year to year. The
                                                                         Acquiring Fund's advisor does not expect it to
                                                                         exceed 200% under normal conditions. The
                                                                         Acquiring Fund generally intends to purchase
                                                                         securities for long-term investment, although,
                                                                         to a limited extent, it may purchase
                                                                         securities in anticipation of relatively
                                                                         short-term price gains. The Acquiring Fund
                                                                         will also sell securities without regard to
                                                                         turnover if it believes that developments
                                                                         within specific issuers, sectors or the market
                                                                         as a whole so warrant. Portfolio turnover
                                                                         typically results in transaction costs and
                                                                         produces capital gains or losses. It also
                                                                         increases transaction expenses, which reduce
                                                                         the Acquiring Fund's total return.

        For more information about the principal investment risks and other investment risks of the Acquiring Fund, please see Appendix D.

Information about the Merger

        Terms of the Agreement and Plan of Reorganization

        If approved by the shareholders of the Acquired Fund, the Merger is expected to occur on May 1, 2006, or such other date as the parties may agree under the Agreement and Plan of Reorganization. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization. Please review Appendix A to this Prospectus/Proxy Statement for more information regarding the Agreement and Plan of Reorganization.

        . The Acquired Fund will transfer all of the assets and liabilities attributable to its shares to the Acquiring Fund in exchange for Class A shares of the Acquiring Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

        . The assets of each the Acquired Fund and the Acquiring Fund will be valued for purposes of the Merger as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the business day next preceding the closing date of the Merger (currently scheduled to be [May 1, 2006]), or such other date as the parties may agree.

        . The Class A shares of the Acquiring Fund received by the Acquired Fund will be distributed to the shareholders of the Acquired Fund pro rata in accordance with their percentage ownership of the shares of the Acquired Fund in complete liquidation of the Acquired Fund.

        . After the Merger, the Acquired Fund's affairs will be terminated under state law.

        . The Merger requires approval by the Acquired Fund's shareholders and satisfaction of a number of other conditions; the Merger may be terminated at any time with the approval of the Trustees of Nations Trust and the Trustees of SRVIT.

        Shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. Shares may be redeemed at any time prior to the consummation of the Merger.

        Shares that Shareholders Will Receive

        If the Acquisition occurs, shareholders of the Acquired Fund will receive Class A shares in the Acquiring Fund. As compared to the Acquired Fund shares currently owned by shareholders, the Acquiring Fund shares that shareholders will receive will have the following characteristics:

        . They will have an aggregate net asset value equal to the aggregate net asset value of a shareholder's current shares as of the business day before the closing of the Merger.

        . The Merger will not result in any changes to procedures for purchasing, redeeming and exchanging shares. Please see Appendix D to this Prospectus/Proxy Statement for more information about the current procedures for purchasing, redeeming and exchanging shares of the Acquiring Fund.

        . They will entitle shareholders to voting and other rights generally similar to those currently enjoyed by shareholders, but as shareholders of the Acquiring Fund. Please see Appendix F to this Prospectus/Proxy Statement for more information regarding the differences between the rights of shareholders of the Acquiring Fund and shareholders of the Acquired Fund.

        . The account options a shareholder has selected for handling distributions from the Acquired Fund will not change as a result of the Merger.

        Capitalization

        Information concerning the capitalization of each of the Funds is contained in Appendix C to this Prospectus/Proxy Statement.

        Reasons for the Merger and Trustees' Considerations

        The Trustees of Nations Trust, including all Trustees who are not "interested persons" (as such term is defined in the 1940 Act), based upon their evaluation of the information presented to them, and in light of their fiduciary duties under federal and state law, determined on behalf of the Acquired Fund that the Merger would be in the best interests of the Acquired Fund's shareholders and that the interests of existing shareholders in the Acquired Fund would not be diluted as a result of the Merger. The Trustees have unanimously approved the Agreement and Plan of Reorganization and the Merger, and recommend that Acquired Fund shareholders vote in favor of the Merger by approving the Agreement and Plan of Reorganization.

        Columbia Management proposed the Merger to the Trustees of Nations Trust at meetings held on [ ].

        At the meeting, the Trustees (with the advice and assistance of independent counsel) considered, among other things, in no order of priority:

        1. the Merger as part of a continuing initiative to streamline and improve the mutual fund offerings of the Columbia Funds family and the Nations Funds family by eliminating overlapping funds and clarifying investor choices;

        2.      various potential shareholder benefits of the Merger;

        3. the current asset level of the Acquired Fund and the combined pro forma asset level of the Acquiring Fund;

        4. the historical performance of the Acquired Fund and the Acquiring Fund (see "Performance Information" below), although no assurances can be given that the Acquiring Fund will achieve any particular level of performance after the Merger;

        5. the investment objectives and principal investment strategies of the Funds;

        6. that holders of shares of the Acquired Fund are expected to experience lower total net operating expense ratios as holders of Class A shares of the Acquiring Fund after the Merger.

        7. the anticipated tax-free nature of the exchange of shares in the Merger and other expected U.S. federal income tax consequences of the Merger, including limitations on the use of realized and unrealized losses for U.S. federal income tax purposes and the potential diminution of the ability to use such losses to offset future gains (see "Federal Income Tax Consequences" below);

        8. the potential benefits of the Merger to Columbia and its affiliates (e.g., the benefit of consolidating resources within Columbia Management);

        9. various aspects of the Merger and the Agreement and Plan of Reorganization, including the fact that the Acquiring Fund will be part of a Massachusetts business trust;

        10. the fact that shareholders of the Acquired Fund will experience no change in shareholder services as a result of the Merger;

        11. that Columbia Management, the Acquired Fund and the Acquiring Fund will bear the costs associated with the Merger, such costs to be borne by the Acquired Fund and the Acquiring Fund only to the extent that Columbia Management anticipates a reduction in expenses to shareholders of such fund in the first year following the Merger.

        If the Merger is approved by the shareholders, the transaction will combine the Acquired Fund's assets with those of the Acquiring Fund, resulting in a combined portfolio that is significantly larger than the Acquired Fund's. Larger mutual funds often have more buying power (for example, they have greater opportunity to purchase round lots of securities) and generally are better able to diversify their portfolios.

        Columbia Management also believes that the Merger helps eliminate overlapping products. The Acquired Fund and the Acquiring Fund are both small company funds. Columbia Management believes that streamlining its product offerings in a particular asset segment will help to minimize investor confusion.

        The Acquired Fund and Acquiring Fund are currently managed by the same portfolio managers. Columbia Management believes that shareholders of both the Acquired Fund and the Acquiring Fund will benefit from centralized fund management.

        Performance Information

        The bar charts below show the percentage gain or loss in each calendar year for the 6-year period ending December 31, 2004, for shares of the Acquired Fund and the 10-year period ending December 31, 2004, for Class A shares of the Acquiring Fund. The bar charts should give you a general idea of how the Acquired Fund's and the Acquiring Fund's returns have varied from year to year. The bar charts include the effect of Fund expenses. The calculations of total returns assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, total returns would have been lower. As with all mutual funds, past performance is not an indication of future results. No assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Merger.

        Additional discussion of the manner of calculating total return is contained in each Fund's Prospectus and Statement of Additional Information.

                             Nations Small
                         Company Portfolio/(1)/
                            (Acquired Fund)

    1999        2000        2001       2002        2003        2004
    ----        ----        ----       ----        ----        ----
   5.92%       10.84%      3.93%      -26.37%     34.96%      10.16%

----------
(1) Prior to May 1, 2001, the Acquired Fund had a different name, investment objective and principal investment strategies. The original name of the Acquired Fund is Nations SmallCap Index Portfolio and the inception date is March 27, 1998.

For period shown in bar chart:               The Acquired Fund's year-to-
Best quarter: 4th quarter 2001, +23.38%      date total return through June 30,
Worst quarter: 3rd quarter 2001, -20.50%     2005 was -1.51%

                                      Liberty Small Company
                                  Growth Fund, Variable Series
                                        (Acquiring Fund)

             1995       1996       1997       1998       1999       2000       2001       2002       2003       2004
             ----       ----       ----       ----       ----       ----       ----       ----       ----       ----
Class A     11.75%     26.94%      7.81%    -17.30%     48.02%     -5.36%    -10.03%    -24.40%     44.33%     11.48%

For period shown in bar chart:               The Acquiring Fund's year-to-
Best quarter: 4th quarter 1999, +35.39%      date total return through June 30,
Worst quarter: 3rd quarter 2001, -25.27%     2005 was -3.61%.

        The following tables list the average annual total return for shares of the Acquired Fund and the Class A shares of the Acquiring Fund for the one-year, five-year and ten-year periods ended December 31, 2004. These tables are intended to provide you with some indication of the risks of investing in the Acquired Fund and the Acquiring Fund.

        The following tables shows each Fund's average annual total return for each period, compared with the Russell 2000 Growth Index, an index comprised of securities in the index, which is a measure of small company performance, with a greater than average growth orientation. Companies in the index tend to exhibit higher price-to-book and price-to-earnings ratios. The index is unmanaged, weighted by market capitalization, is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Nations Small Company Portfolio

       Average Annual Total Returns -- For Periods Ended December 31, 2004

                                                            10 Years/
                                                              Since
                                  1 Year       5 Years    Inception/(1)/
                                  ------       -------    --------------
Investor (%)                       10.16        4.75          2.87
Russell 2000 Growth Index (%)      14.31       -3.57          1.24

----------
(1) Prior to May 1, 2001, the Acquired Fund had a different name, investment objective and principal investment strategies. The original name of the Acquired Fund is Nations SmallCap Index Portfolio and the inception date is March 27, 1998. The return for the index is shown from the Acquired Fund's inception date.

Liberty Small Company Growth Fund, Variable Series

       Average Annual Total Returns -- For Periods Ended December 31, 2004

                                  1 Year       5 Years    10 Years/(1)/
                                  ------       -------    -------------
Investor (%)                       11.48        0.71          6.85
Russell 2000 Growth Index (%)      14.31       -3.57          7.12

----------
(1)     Class A shares were initially offered on January 1, 1989.

        Federal Income Tax Consequences

        The Merger is intended to be a tax-free reorganization for federal income tax purposes. Ropes & Gray LLP will deliver to the Acquiring Fund and to the Acquired Fund an opinion, and the closing of the Merger will be conditioned on receipt by such Funds of such opinion, to the effect that, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes:

        . the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

        . under Section 361 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities, or upon the distribution of Acquiring Fund shares by the Acquired Fund to its Separate Accounts as shareholders in liquidation;

        . under Section 354 of the Code, no gain or loss will be recognized by Separate Accounts as shareholders of the Acquired Fund on the distribution of Acquiring Fund shares to them in exchange for their shares of the Acquired Fund;

        . under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares that the Acquired Fund's Separate Accounts receive as shareholders in exchange for their Acquired Fund shares will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

        . under Section 1223(1) of the Code, an Acquired Fund Separate Account's holding period as a shareholder of the Acquiring Fund shares received will be determined by including the holding period for the Acquired Fund shares exchanged therefor, provided that the Separate Account as shareholder held the Acquired Fund shares as a capital asset;

        . under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets transferred to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

        . under Section 362(b) of the Code, the Acquiring Fund's tax basis in the assets that the Acquiring Fund receives from the Acquired Fund will be the same as the Acquired Fund's tax basis in such assets immediately prior to such exchange;

        . under Section 1223(2) of the Code, the Acquiring Fund's holding periods in such assets will include the Acquired Fund's holding periods in such assets; and

        . under Section 381 of the Code, the Acquiring Fund will succeed to the capital loss carryovers of the Acquired Fund, if any, but the use by the Acquiring Fund of any such capital loss carryovers (and of capital loss carryovers of the Acquiring
                Fund) may be subject to limitation under Section 383 of the Code.

        The opinion will be qualified to reflect that the Code requires that certain contracts or securities (including, in particular, futures contracts, certain foreign currency contracts, "nonequity" options and investments in "passive foreign investment companies") be marked-to-market (treated as sold for their fair market value) at the end of a taxable year (or upon their termination or transfer).

        The opinion will be based on certain factual certifications made by officers of the Acquired Fund and Nations Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Merger will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

        This description of the federal income tax consequences of the Merger is made without regard to the particular circumstances of any Contract Owner. Contract Owners are urged to consult their own tax advisors as to the specific consequences to them of the Merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

        THE TRUSTEES OF THE TRUST, ON BEHALF OF THE ACQUIRED FUND, UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

        Required Vote for Proposal

        Approval of the Agreement and Plan of Reorganization will require the affirmative vote of the holders of the lesser of (a) 67% or more of the shares present at the Meeting or represented by proxy, provided that the holders of more than 50% of the shares of the Acquired Fund are present at the Meeting or represented by proxy or (b) more than 50% of the Acquired Fund's shares. A vote of the shareholders of the Acquiring Fund is not needed to approve the Merger.

                                  III. GENERAL

Voting Information

        The Trustees are soliciting proxies from the shareholders of the Acquired Fund in connection with the Meeting, which has been called to be held at [10:00 a.m. Eastern time] on [March 8, 2006], at the offices of Columbia Management Advisors, LLC, One Financial Center, Boston, Massachusetts 02111-2621. The meeting notice, this Prospectus/Proxy Statement and the Proxy Card are expected to be mailed to shareholders beginning on or about [January 27, 2006].

Information about Proxies and the Conduct of the Meeting

        Solicitation of Proxies. Proxies will be solicited primarily through the mailing of this Prospectus/Proxy Statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Acquired Fund or by employees or agents of Columbia Management and its affiliated companies. In addition, Computershare Fund Services, Inc., 280 Oser Avenue, Hauppage, NY 11788, has been engaged to assist in the solicitation of proxies, at an estimated cost of [$ ].

Voting Process.    You can vote in any one of the following ways:

        a.      By mail, by filling out and returning the enclosed Proxy Card;

        b. By phone, fax or Internet (see the enclosed Proxy Card for instructions); or

        c.      In person at the Meeting.

        Shareholders who owned shares on the Record Date are entitled to vote at the Meeting. Except for certain seed capital investments, all shares of the Acquired Fund are owned of record by sub-accounts of Separate Accounts of the Participating Insurance Companies established to fund benefits under Contracts issued by such Participating Insurance Companies.

        Contract Owner Instructions. The Participating Insurance Companies are mailing copies of these proxy materials to Contract Owners who, by completing and signing the accompanying voting instruction card, will instruct the Separate Accounts how they wish the shares of the Fund to be voted. Each Contract Owner is entitled to instruct his or her Participating Insurance Company as to how to vote its shares held on behalf of such Contract Owner. The Separate Accounts will vote shares of the Acquired Fund as instructed on the voting instruction cards by their Contract Owners. If a Contract Owner simply signs and returns the voting instruction card, the Separate Accounts will treat the card as an instruction to vote the shares represented thereby in favor of the Proposal. The Separate Accounts intend to vote shares for which no voting instruction cards are returned in the same proportion as the shares for which voting instruction cards are returned. Shares attributable to amounts retained by the Participating Insurance Companies will be voted in the same proportion as votes cast by Contract Owners. Accordingly, there are not expected to be any "broker non-votes." "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and
(ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted. Any Contract Owner giving instructions to a Participating Insurance Company has the power to revoke such instructions by mail by providing superseding instructions. All properly executed instructions received in time for the meeting will be voted as specified in the instructions.

        Quorum and Method of Tabulation. Shares represented by a duly executed proxy will be voted as instructed on the Proxy Card. If no instructions are given, the proxy will be voted in favor of the Proposal. A shareholder can revoke a proxy by sending a signed, written letter of revocation to the Secretary of the Acquired Fund, by properly executing and submitting a later-dated Proxy Card or by attending the Meeting and voting in person.

        Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Acquired Fund as tellers for the Meeting (the "Tellers"). Thirty-three and one-third percent (33 1/3%) of the shares of the Acquired Fund entitled to vote on the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Acquired Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions as shares that are present and entitled to vote. Abstentions will have the effect of a negative vote on the Proposal. Except for certain seed capital investments, all of the shares of the Acquired Fund are owned of record by Separate Accounts of the Participating Insurance Companies established to fund benefits under Contracts issued by such Participating Insurance Companies.

        Underwriter Address. The address of the Acquired and Acquiring Fund's principal underwriter, Columbia Management Distributors, Inc., is One Financial Center, Boston, Massachusetts 02111.

        Share Ownership. Appendix B to this Prospectus/Proxy Statement lists the total number of shares outstanding as of the Record Date for each class of the Acquired Fund entitled to vote at the Meeting. It also identifies holders of more than five percent of any class of shares of the Acquired Fund, and contains information about the executive officers and Trustees of the Acquired Fund and their shareholdings in the Acquired Fund.

        Adjournments; Other Business. If the Acquired Fund has not received enough votes by the time of the Meeting to approve the Proposal, the persons named as proxies may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares voted on the matter, but, for purposes of adjournment only, any number of shares present at the Meeting or represented by proxy constitutes a quorum. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment any proxies that direct them to vote against the Proposal. They will not vote any proxies that direct them to abstain from voting on the Proposal.

        The Meeting has been called to transact any business that properly comes before it. The only business that management of the Acquired Fund intends to present or knows that others will present is the Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, except where the Secretary of the Acquired Fund has previously received written instructions to the contrary from shareholders entitled to vote the shares.

           Appendix A -- Form of Agreement and Plan of Reorganization

        THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of [January 3, 2006] is by and among Nations Separate Account Trust (the "Trust"), a Delaware statutory trust, on behalf of Nations Small Company Portfolio (the "Acquired Fund"), SteinRoe Variable Investment Trust (the "Acquiring Trust"), a Massachusetts business trust, on behalf of Liberty Small Company Growth Fund, Variable Series (the "Acquiring Fund"), and Columbia Management Advisors, LLC ("Columbia").

        This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Sections 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange for Class A shares of beneficial interest of the Acquiring Fund (the "Acquisition Shares"), the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of the Acquisition Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

        In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF ACQUIRED FUND.

        1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein:

                a. The Acquired Fund will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

                b. The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"); except that expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph
                        9.2 shall not be assumed or paid by the Acquiring Fund; and

                c. The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of Acquisition Shares (including fractional shares, if any) determined by dividing the net asset values of the shares of the Acquired Fund, respectively, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share, as applicable, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

        1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date. The Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Fund's current and former Trustees and officers, acting in their capacities as such, under the Acquired Fund's Declaration of Trust and Bylaws as in effect as of the date of this Agreement shall survive the reorganization as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquired Fund, its successors or assigns.

        1.3. As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its shareholders of record (the "Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph

                2.1), Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

        1.4. With respect to Acquisition Shares distributable pursuant to paragraph 1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Fund will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until the Acquiring Fund has been notified by the Acquired Fund or its agent that such Acquired Fund Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

        1.5. As soon as practicable after the Closing Date, the Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution.

2.      VALUATION.

        2.1. For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Declaration of Trust of the Acquiring Fund and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund.

        2.2. For the purpose of paragraph 2.1, the net asset value of an Acquisition Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Declaration of Trust of the Acquiring Fund and the Acquiring Fund Prospectus.

3.      CLOSING AND CLOSING DATE.

        3.1. The Closing Date shall be on May 1, 2006, or on such other date as the parties may agree. The Closing shall be held at [10:00 a.m.] at Columbia's offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

        3.2. The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for Liberty Small Company Growth Fund, Variable Series."

        3.3. In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by the Acquiring Fund upon the giving of written notice to the other party.

        3.4. At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by any Vice President, Secretary or Assistant Secretary of the Acquired Fund. The Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

        3.5. At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4.      REPRESENTATIONS AND WARRANTIES.

        4.1. The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

                a. The Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware;

                b. The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

                c. The Acquired Fund is not in violation in any material respect of any provision of its Declaration of Trust or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

                d. The Acquired Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

                e. To the knowledge of the Acquired Fund, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

                f. The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquired Fund at, as of and for the fiscal year ended December 31, 2004, audited by PricewaterhouseCoopers LLP, and the statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments at, as of and for the six months ended June 30, 2005, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such date and for the period then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since June 30, 2005;

                g. Since June 30, 2005, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

                h. As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquired Fund's tax liabilities will have been adequately provided for on its books. To the best of the Acquired Fund's knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

                i. The Acquired Fund has met the requirements of subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code in respect of each taxable year since the commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

                j. For all taxable years and all applicable quarters of the Acquired Fund from the date of its inception, the assets of the Acquired Fund have been sufficiently diversified that each segregated asset account investing all its assets in the Acquired Fund was adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder;

                k. The authorized capital of The Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquired Fund have, and at the Closing Date will have, the characteristics described in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended from time to time, the "Acquired Fund Prospectus"). All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund Prospectus) by the Acquired Fund, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquired Fund of any class are outstanding and none will be outstanding on the Closing Date;

                l. The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund;

                m. The execution, delivery and performance of this Agreement has been duly authorized by the Board of the Acquired Fund, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

                n. The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

                o. The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

                p. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

                q. At the Closing Date, the Acquired Fund will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of June 30, 2005, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

                r. At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

                s. No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

        4.2. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

                a. The Acquiring Trust is an unincorporated voluntary association with transferable shares of beneficial interest (commonly referred to as a business trust) duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts;

                b. The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

                c. The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Acquiring Fund Prospectus or in the registration statement of which it is a part;

                d. At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

                e. The Acquiring Fund is not in violation in any material respect of any provisions of its Declaration of Trust or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

                f. To the knowledge of the Acquiring Fund, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

                g. The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments at, as of and for the fiscal year ended December 31, 2004, of the Acquiring Fund, audited by PricewaterhouseCoopers LLP, and the statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments at, as of and for the six months ended June 30, 2005, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such date and for the period then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since June 30, 2005;

                h. Since June 30, 2005, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

                i. As of the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or any assessments received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquiring Fund's tax liabilities will have been adequately provided for on its books. To the best of the Acquiring Fund's knowledge, it will not have not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

                j. The Acquiring Fund has met the requirements of subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code in respect of each taxable year since the commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

                k. For all taxable years and all applicable quarters of the Acquiring Fund from the date of its inception, the assets of the Acquiring Fund have been sufficiently diversified that each segregated asset account investing all its assets in the Acquired Fund was adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder;

                l. The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares and Class B shares, each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date;

                m. The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

                n. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

                o. The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

                p. The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

                q. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5.      COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

        The Acquired Fund and Acquiring Fund hereby covenant and agree as follows:

        5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

        5.2. The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

        5.3. In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Acquiring Fund will prepare and file for registration under the 1933 Act of the Acquisition Shares to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

        5.4. The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

        5.5. The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

        5.6. Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

        5.7. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6.      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

        The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

        6.1. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

        6.2. The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP, counsel to the Acquiring Fund for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Acquired Fund, to the following effect:

                a. The Acquiring Trust is an unincorporated voluntary association with transferable shares of beneficial interest (commonly referred to as a business trust) duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of the Acquiring Trust;

                b. This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Registration Statement and the Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

                c. The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

                d. The Acquisition Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares of beneficial interest in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

                e. The execution and delivery of this Agreement did not, and the performance by the Acquiring Fund of its obligations hereunder will not, violate the Acquiring Fund's Declaration of Trust or Bylaws, or any provision of any agreement known to such counsel to which the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound;

                f. To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

                g. Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required;

                h. The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

                i. To the knowledge of such counsel, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

7.      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

        The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

        7.1. The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date;

        7.2. The Acquiring Fund shall have received a favorable opinion of Morrison & Foerster LLP, counsel to the Acquired Fund for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

                a. The Trust is a statutory trust duly organized and validly existing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of The Trust;

                b. This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Registration Statement and the Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

                c. The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

                d. The execution and delivery of this Agreement did not, and the performance by the Acquired Fund of its obligations hereunder will not, violate the Acquiring Fund's Declaration of Trust or Bylaws, or any provision of any agreement known to such counsel to which the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquired Fund is a party or by which it is bound;

                e. To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

                f. Such counsel does not know of any legal or governmental proceedings relating to the Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required;

                g. The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

                h. To the knowledge of such counsel, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

        7.3. Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after December 31, 2004, and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after [December 31, 2004], and on or prior to the Closing Date.

        7.4. The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Acquired Fund, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

        7.5. The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

        The respective obligations of the Acquired Fund and the Acquiring Fund hereunder are subject to the further conditions that on or before the Closing
Date:

        8.1. This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of the Acquired Fund referred to in paragraph 5.2.

        8.2. On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

        8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Acquired Fund and the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

        8.4. The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

        8.5. The Acquired Fund and the Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP dated on the Closing Date (which opinion will be subject to certain qualifications) satisfactory to both parties substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes:

                a. The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the liabilities and Obligations of the Acquired Fund and issuance of the Acquisition Shares, followed by the distribution by the Acquired Fund of such Acquisition Shares to the Separate Accounts as shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

                b.      No gain or loss will be recognized by the Acquired Fund
                        (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares and the assumption by the Acquiring Fund of the obligations of the Acquired Fund or (ii) upon the distribution of the Acquisition Shares by the Acquired Fund to its Separate Accounts as shareholders in liquidation, as contemplated in paragraph 1 hereof;

                c. No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of the Obligations of the Acquired Fund and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

                d. The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer;

                e. The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund;

                f. No gain or loss will be recognized by the Acquired Fund Separate Accounts as shareholders upon the exchange of all of their Acquired Fund shares for the Acquisition Shares;

                g. The aggregate tax basis of the Acquisition Shares to be received by each Separate Account as shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

                h. An Acquired Fund Separate Account's holding period as shareholder of the Acquiring Fund Shares to be received will include the period during which the Acquired Fund shares exchanged therefor were held, provided that the Separate Account as shareholder held the Acquired Fund shares as a capital asset on the date of the exchange; and

                i. The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

        The opinion will be qualified to reflect that the Code requires that certain contracts or securities (including, in particular, futures contracts, certain foreign currency contracts, "nonequity" options and investments in "passive foreign investment companies") be marked-to-market (treated as sold for their fair market value) at the end of a taxable year (or upon their termination or transfer).

        The opinion will be based on certain factual certifications made by officers of the Acquired Fund and the Trust and also will be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

        8.6. At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived by the Board of the Acquired Fund or the Acquiring Fund, if, in its judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the Acquiring Fund.

9.      BROKERAGE FEES AND EXPENSES.

        9.1. The Acquired Fund and the Acquiring Fund each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

        9.2. All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the Acquiring Fund. All fees and expenses related to printing, mailing, solicitation of proxies and tabulation of votes of Acquired Fund shareholders shall be allocated to the Acquired Fund. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Acquired Fund and the Acquiring Fund. The expenses detailed above shall be borne as follows:

                a. as to expenses allocable to the Acquired Fund, the Acquired Fund shall bear the lesser of (i) 75% of such expenses and (ii) the anticipated reduction in expenses borne by the Acquired Fund over the first year following the merger; and

                b. as to expenses allocable to the Acquiring Fund, the Acquiring Fund shall bear the lesser of (i) 75% of such expenses and (ii) the anticipated reduction in expenses borne by the Acquiring Fund over the first year following the merger.

10.     ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

        10.1. The Acquired Fund and the Acquiring Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

        10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 9, 10, 13 and 14.

11.     TERMINATION.

        11.1. This Agreement may be terminated by the mutual agreement of the Acquired Fund and the Acquiring Fund. In addition, either the Acquired Fund or the Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

                a. of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

                b. a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

                c. any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

                If the transactions contemplated by this Agreement have not been substantially completed by [December 31, 2006], this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the Acquiring Fund.

        11.2. If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12.     AMENDMENTS.

        This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13.     NOTICES.

        Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund or the Acquiring Fund at One Financial Center, Boston, Massachusetts 02111, Attention:
Secretary.

14.     HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

        14.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

        14.3. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

        14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

        14.5. A copy of the Declaration of Trust of the Acquiring Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of the Acquiring Fund shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquiring Fund.


                [The rest of this page intentionally left blank.]

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President, a Vice President or Treasurer and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.


                           NATIONS SEPARATE ACCOUNT TRUST
                           on behalf of Nations Small Company Portfolio


                           By:
                                    --------------------------------------------
                           Name:    Christopher L. Wilson
                           Title:   President

                           STEINROE VARIABLE INVESTMENT TRUST
                           on behalf of Liberty Small Company Growth Fund, Variable Series

                           By:
                                    --------------------------------------------
                           Name:    Christopher L. Wilson
                           Title:   President


                           Solely for purposes of Paragraph 9.2 of the Agreement COLUMBIA MANAGEMENT ADVISORS, LLC


                           By:
                                    --------------------------------------------
                           Name:    J. Kevin Connaughton
                           Title:   President

                         Appendix B -- Fund Information

Shares of the Acquired Fund Outstanding and Entitled to Vote

        For the shares of the Acquired Fund that are entitled to vote at the Meeting, the number of shares outstanding as of [January 3, 2006] was as follows:



                                               Number of Shares
                                           Outstanding and Entitled
              Fund                                 to Vote
--------------------------------  -------------------------------------------
           Acquired Fund                          [       ]

Ownership of Shares

      As of [January 3, 2006], Nations Trust believes that, as a group, the Trustees and officers, as the case may be, of the Acquired Fund owned less than [one percent] of each class of shares of the Acquired Fund. As of [January 3, 2006], the following shareholders of record each owned five percent or more of the outstanding shares of the noted class of shares of the Acquired Fund or the Acquiring Fund:

                         Nations Small Company Portfolio
                                 (Acquired Fund)


                                                                 Percentage of
                                                                  Outstanding
                                   Number of    Percentage of   Shares of Class
                                  Outstanding    Outstanding       Owned Upon
       Name and Address            Shares of      Shares of       Consummation
        of Shareholder            Class Owned    Class Owned        Merger*
-------------------------------   -----------   -------------   ----------------

               Liberty Small Company Growth Fund, Variable Series
                                (Acquiring Fund)
Class A

                                                                 Percentage of
                                                                  Outstanding
                                   Number of    Percentage of   Shares of Class
                                  Outstanding    Outstanding       Owned Upon
       Name and Address            Shares of      Shares of       Consummation
        of Shareholder            Class Owned    Class Owned        Merger*
-------------------------------   -----------   -------------   ----------------

Class B

                                                                 Percentage of
                                                                  Outstanding
                                   Number of    Percentage of   Shares of Class
                                  Outstanding    Outstanding       Owned Upon
       Name and Address            Shares of      Shares of       Consummation
        of Shareholder            Class Owned    Class Owned        Merger*
-------------------------------   -----------   -------------   ----------------

----------
* Percentage owned assuming completion of the Merger on [May 1, 2006].

                          Appendix C -- Capitalization

        The following table shows, on an unaudited basis, the capitalization of the Nations Small Company Portfolio (the "Acquired Fund") and the Liberty Small Company Growth Fund, Variable Series (the "Acquiring Fund") as of October 31, 2005 and on a pro forma combined basis, after giving effect to the acquisition of the assets and liabilities of the Acquired Fund by the Acquiring Fund, the capitalization of the Acquiring Fund at net asset value as of that date:


                                                                                               Liberty Small
                                                      Liberty Small                               Company
                                                         Company                               Growth Fund,
                               Nations Small          Growth Fund,                            Variable Series
                             Company Portfolio       Variable Series        Pro Forma            Pro Forma
                              (Acquired Fund)       (Acquiring Fund)       Adjustments         Combined (1)
                              ---------------       ----------------       -----------         ------------
Class A
Net asset value ($)                42,727,878 (2)         51,032,891 (2)              0 (3)       93,760,769
Shares outstanding                  3,987,298              4,724,276            (31,013)(3)        8,680,561
Net asset value per share ($)           10.72                  10.80                                   10.80

Class B
Net asset value ($)                         -                  1,051                 -                 1,051
Shares outstanding                          -                     98                 -                    98
Net asset value per share ($)               -                  10.73                 -                 10.73

(1) Assumes the Acquisition was consummated on October 31, 2005 and is for information purposes only. No assurance can be given as to how many shares of the Liberty Small Company Growth Fund, Variable Series will be received by the shareholders of the Nations Small Company Portfolio on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Liberty Small Company Growth Fund, Variable Series that actually will be received on or after such date.

(2) One time proxy, accounting, legal and other costs of the reorganization as approved by the Board of Trustees of $46,505 and $0 have been borne by Nations Small Company Portfolio and Liberty Small Company Growth Fund, Variable Series, respectively.

(3) Shares of Nations Small Company Portfolio are exchanged for Class A shares of Liberty Small Company Growth Fund, Variable Series based on the net asset value per share of Liberty Small Company Growth Fund, Variable Series' Class A Shares at the time of the merger.

           Appendix D -- Information Applicable to the Acquiring Fund

        Below is information regarding Liberty Small Company Growth Fund, Variable Series (this information does not reflect the modifications to the purchase, redemption and exchange procedures of the Acquiring Fund that are expected to occur in connection with the consolidation of certain service providers to the Columbia Funds and Nations Funds prior to the Merger):

THE TRUST

        Liberty Small Company Growth Fund, Variable Series (the "Fund") is a mutual fund series of SteinRoe Variable Investment Trust (the "Trust"). The Trust includes five separate mutual funds ("Funds"), each with its own investment goal and strategies. The Fund is an investment option under variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") issued by life insurance companies ("Participating Insurance Companies"). Participating Insurance Companies invest in the Fund through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriter of the Funds is Columbia Management Distributors, Inc. ("CMD"). CMD is a direct wholly owned subsidiary of Columbia Management Advisors, LLC, the Funds' investment advisor.

        The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their own VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy or adequacy of those prospectuses.


PRINCIPAL INVESTMENT RISKS

        The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. A shareholder may lose money by investing in the Fund.

        . Management Risk: The Acquiring Fund's advisor's investment decisions might produce losses or cause the Acquiring Fund to under perform when compared to other funds with a similar investment goal.

        . Small Company Risk: Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

        . Growth Stocks Risk: Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

        . Stock Market Risk: Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Acquiring Fund will achieve its investment goal or perform favorably among comparable funds.

        . Equity Risk: Since it purchases equity securities, the Acquiring Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may under perform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

        . Portfolio Turnover Risk: There are no limits on portfolio turnover. Turnover may vary significantly from year to year. The Acquiring Fund's advisor does not expect it to exceed 200% under normal conditions. The Acquiring Fund generally intends to purchase securities for long-term investment, although, to a limited extent, it may purchase securities in anticipation of relatively short-term price gains. The Acquiring Fund will also sell securities without regard to turnover if it believes that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses. It also increases transaction expenses, which reduce the Acquiring Fund's total return.

TRUST MANAGEMENT ORGANIZATIONS

The Trustees

        The business of the Trust and the Fund is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

Investment Advisor

        Columbia Management Advisors, LLC ("Columbia Management"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. ("CMG"), which is an indirect wholly owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, CMG was an indirect wholly owned subsidiary of FleetBoston Financial Corporation. On April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America Corporation. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.

        The advisor manages the assets of the Fund under the supervision of the Trust's Board of Trustees. The advisor determines which securities and other instruments are purchased and sold for the Fund. The advisor may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the advisor or that have sold shares of the Fund, to the extent permitted by law or by order of the SEC. The advisor will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

        For the 2004 fiscal year, the Fund paid Columbia Management aggregate fees, not including administration, pricing and bookkeeping, and any other fees paid to Columbia Management by the Fund, at the following annual rate as a percentage of average daily net assets: 0.50%.

Portfolio Managers

        Christian Pineno, a portfolio manager of Columbia Management, is the lead manager for the Fund and has been associated with the Fund since June, 2005. Mr. Pineno has been associated with Columbia Management or its affiliates since July, 1995.

        Daniel H. Cole, a portfolio manager of Columbia Management, is a co-manager for the Fund and has co-managed the Fund since June, 2005. Mr. Cole has been associated with Columbia Management or its affiliates since September, 2001. Prior to September, 2001, Mr. Cole was a portfolio manager and analyst with Neuberger Berman, LLC from July, 1999 to September, 2001.

        The SAI provides additional information about the portfolio manager's compensation, other accounts managed and ownership of securities in the Fund.

LEGAL PROCEEDINGS

        On March 15, 2004, Columbia Management and CMD the distributor of the Fund's shares (collectively, "Columbia"), entered into agreements in principle with the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") to resolve the proceedings brought in connection with the SEC's and NYAG's investigations of frequent trading and market timing in certain Columbia mutual funds.

        On February 9, 2005, Columbia entered into an Assurance of Discontinuance with the NYAG (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle.

        Under the terms of the SEC Order, Columbia has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review Columbia's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce Columbia Funds, Nations Funds and other mutual fund management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

        Pursuant to the procedures set forth in the SEC Order, the settlement amounts will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with Columbia and the Fund's independent trustees and not unacceptable to the staff of the SEC. More specific information on the distribution plan will be communicated at a later date.

        As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Columbia Funds, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Columbia Funds.

        A copy of the SEC Order is available on the SEC's website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing filed on February 10, 2005.

        In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees off the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").

        The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, the removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages.

        On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally order its transfer to the MDL.

        The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

        In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed.

INTERMEDIARY COMPENSATION

        The CMD, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Fund on focus, select or other similar lists.

        Subject to applicable rules, CMD may also pay non-cash compensation to financial service firms and their representatives, including: (i) occasional gifts (ii) occasional meals, or other entertainment; and/or (iii) support for financial service firm educational or training events.

        In addition, CMD, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

        In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Fund's Statement of Additional Information. PLEASE ALSO CONTACT YOUR FINANCIAL SERVICE FIRM OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY RECEIVE.

MIXED AND SHARED FUNDING

        As described above, the Fund serves as a funding medium for VA contracts and VLI policies of Participating Insurance Companies. The Fund may from time to time become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies.

        The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in the Fund or shares of another Fund may be substituted. This might force the Fund to sell securities at disadvantageous prices.

OTHER INVESTMENT STRATEGIES AND RISKS

        The Fund's principal investment strategy and its associated risks are described in Section II of the Prospectus/Proxy Statement under "Principal Investment Strategies" and "Principal Investment Risks." This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices and their associated risks are identified and discussed in the Fund's Statement of Additional Information. The advisor may elect not to buy any of these securities or use any of these techniques. The Fund may not always achieve its investment goal. Except as otherwise noted, approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or any of its investment strategies.

Short Sales

        The Fund's short sales are subject to special risks. A short sale involves the sale by a Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party at a later date, and so the Fund must purchase the security at the market price on such later date. If the price of the security has increased, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into, plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Temporary Defensive Positions

        At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a

Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

SHAREHOLDER INFORMATION

Purchases and Redemptions

        The Participating Insurance Companies place daily orders to purchase and redeem shares of the Fund. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Trust issues and redeems shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

Fund Policy on Trading of Fund Shares

        The Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Funds has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.

        The Fund, directly and through their agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Money Market Fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

        The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, certain funds impose a redemption fee on the proceeds of fund shares that are redeemed or exchanged within 60 days of their purchase.

        For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into a Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

        Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

        The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, insurance product separate accounts and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than Fund practices discussed above.

        Columbia Management Group, Inc. has designated a Market Timing Steering Committee (the "Committee") composed of members of senior management designed to ensure, among other things, that participating insurance companies can either enforce the Fund's market timing policy, or monitor for market timing pursuant to a policy that is at least as restrictive as the Fund's policy. The Committee oversees the due diligence process with respect to participating insurance companies. The due diligence process for participating insurance companies includes a review of an insurance company's market timing policies, and requests that insurance companies certify that they can enforce the Fund's market timing policy as disclosed in the prospectus. Alternatively, if the participating insurance company cannot certify that it can enforce the Fund's market timing policy, the Committee requests that the participating insurance company certify that it has an internal market timing policy that is as restrictive or more restrictive than the Fund's market timing policy. If the insurance company cannot provide either form of certification, the Committee requests that the participating insurance company provide the Fund's transfer agent with shareholder level data transparency to enable the transfer agent to monitor trading activity in accordance with the Fund's market timing policy. An insurance company that agrees to provide data transparency is required to restrict, upon the transfer agent's request, participants that violate the Fund's market timing policy. If a current participating insurance company is unable to comply, Columbia will take steps consistent with its contractual obligations to place the participating insurance company's accounts on redemption only status. If a prospective participating insurance company is unable to comply with one of the alternatives, the Fund will not begin a business relationship with that company.

        The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

How the Fund Calculates Net Asset Value

        Each share price is its net asset value next determined. The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

        To calculate the net asset value on a given day, the Fund values each stock listed or trade on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Fund values the security at the most recent quoted bid price. The Fund values each over-the-counter security or National Association of Securities Dealers Automated Quotation security as of the last sales price (or the closing price reported by the NASDAQ system, if different, as applicable) for that day. The Fund values other over-the-counter securities that have reliable quotes at the latest quoted bid price.

        The Fund values long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Fund with the value of the securities. When the price of a security is not available, including days when the Fund determines that the sale or bid price of the security does not reflect that security's market value, the Fund will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

        The Fund may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. The Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of the Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

        The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security.

Dividends and Distributions

        The Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of the Fund consists of all dividends or interest received by the Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually in the case of the Fund. All net short-term and long-term capital gains of the Fund, net of carry- forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

Tax Consequences

        The Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the Code). The Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

        In addition, the Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

        The IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with their tax-deferred treatment by causing the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. Based on the rulings and other guidance the IRS has issued to date, Columbia believes that tax-deferred treatment for the Fund will be respected. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of "investor control," and such guidance could affect the treatment of the Fund described herein, including retroactively.

FOR MORE INFORMATION

        Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during their last fiscal year.

        You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus. The Statement of Additional Information includes a description of the Funds' policies with respect to the disclosure of its portfolio holdings.

        You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Columbia Management Distributors, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

or by calling or writing the Participating Insurance Company which issued your variable annuity contract or variable life insurance policy.

        Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov. You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing to:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

        The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Fund assuming a 5% return each year, the hypothetical year-end balance before expenses and the cumulative return after fees and expenses. The chart also assumes that the annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used for the Fund, which is the same as that stated in the Annual Fund Operating Expenses table, is reflected in the chart and is net of fee waivers or expense reimbursements. Your actual costs may be higher or lower.

   Liberty Small Company Growth Fund, Variable Series - Class A Shares


                                  Initial Hypothetical
      Annual Expense Ratio         Investment Amount     Assumed Rate of Return
-------------------------------   --------------------   -----------------------
            0.82%                   $  10,000.00                   5%

                                                      Hypothetical                 Hypothetical
                                      Cumulative        Year-End     Cumulative      Year-End
                                        Return           Balance       Return         Balance       Annual
                                    Before Fees &      Before Fees  After Fees &   After Fees &     Fees &
Year                                   Expenses        & Expenses     Expenses       Expenses      Expenses
----                                -------------   --------------  -------------  ------------   ----------
1                                            5.00%  $    10,500.00          4.18%  $  10,418.00   $    83.71

2                                           10.25%  $    11,025.00          8.53%  $  10,853.47   $    87.21

3                                           15.76%  $    11,576.25         13.07%  $  11,307.15   $    90.86

4                                           21.55%  $    12,155.06         17.80%  $  11,779.79   $    94.66

5                                           27.63%  $    12,762.82         22.72%  $  12,272.18   $    98.61

6                                           34.01%  $    13,400.96         27.85%  $  12,785.16   $   102.74

7                                           40.71%  $    14,071.00         33.20%  $  13,319.58   $   107.03

8                                           47.75%  $    14,774.55         38.76%  $  13,876.34   $   111.50

9                                           55.13%  $    15,513.28         44.56%  $  14,456.37   $   116.16

10                                          62.89%  $    16,288.95         50.61%  $  15,060.64   $   121.02

Total Gain Before Fees & Expenses                   $     6,288.95
Total Gain After Fees & Expenses                                                   $   5,060.64
Total Annual Fees & Expenses Paid                                                                 $ 1,013.51

            Appendix E-- Financial Highlights for the Acquiring Fund

        The financial highlights table is intended to help you understand the Acquiring Fund's financial performance. Information is shown for the Fund's last five fiscal periods, which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information is included in the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by writing Columbia Management Distributors, Inc at:

Columbia Management Distributors, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

        Selected data for a share outstanding throughout each period is as follows:


               LIBERTY SMALL COMPANY GROWTH FUND, VARIABLE SERIES
                                     Class A

                                                                       Year ended December 31,
                                                     2004          2003           2002            2001        2000
                                                    Class A       Class A       Class A         Class A      Class A
                                                   --------      --------      ----------      ----------    -------

NET ASSET VALUE -- BEGINNING OF PERIOD ($)           9.93          6.88           9.10          19.08         20.16
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment loss/(a)/                            (0.06)        (0.05)         (0.04)         (0.03)       (0.05)
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
  Investments                                        1.20          3.10          (2.18)         (2.31)       (1.03)
--------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                     1.14          3.05          (2.22)         (2.34)       (1.08)
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
From net realized gains                                --            --             --          (7.64)          --
--------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE -- END OF PERIOD ($)                11.07         9.93           6.88           9.10         19.08
--------------------------------------------------------------------------------------------------------------------
Total return (%)/(b)(c)/                             11.48/(d)/   44.33/(d)/    (24.40)/(d)/   (10.03)/(d)/   (5.36)
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA (%):
Expenses/(e)/                                        0.80          0.80           0.80           0.82         0.73
--------------------------------------------------------------------------------------------------------------------
Net investment loss/(e)                             (0.61)        (0.62)         (0.57)         (0.32)       (0.24)
--------------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                 0.02          0.03           0.02           0.04          --
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               41            117            117           146           155
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)               62,187        64,157         48,932         79,295       109,856

----------
(a) Per share data was calculated using average shares outstanding during the period.
(b)     Total return at net asset value assuming all distributions reinvested.

(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(d) Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

              Appendix F -- Comparison of Organizational Documents

        As a series of Nations Separate Account Trust ("Nations Trust"), a Delaware business trust, the Acquired Fund is subject to the provisions of Nations Trust's Amended and Restated Agreement and Declaration of Trust and By-laws. As a series of SteinRoe Variable Investment Trust ("SRVIT"), a Massachusetts business trust, the Acquiring Fund is subject to the provisions of SRVIT's current Agreement and Declaration of Trust and By-laws, which are expected to be revised effective May 1, 2006. For convenience, the declarations of trust and by-laws are referred to below generally as "Charter Documents." The provisions of the SRVIT and Nations Trust (each a "Trust" and, collectively, the "Trusts") Charter Documents are generally similar, but differ in some respects.

        The following are summaries of the significant differences between SRVIT's current Charter Documents and Massachusetts law, on the one hand, and Nations Trust's Charter Documents and Delaware law, on the other. A comparison of SRVIT's current Charter Documents with its revised Charter Documents also appears below. Except as noted, the Charter Documents of Nations Trust are substantially similar to the Charter Documents of SRVIT, and the provisions of Delaware law are substantially similar to the provisions of Massachusetts law, insofar as such provisions affect the rights of shareholders of the Funds generally. For additional information regarding all of the differences, shareholders should refer directly to the Funds' organizational documents, copies of which may be obtained by contacting the applicable Fund at its address listed on the cover of this Prospectus/Proxy Statement or toll-free at 1-866-348-1468.

Comparison of the SRVIT Charter Documents and Massachusetts Law to the Nations Trust Charter Documents and Delaware Law.

        Shareholder Voting Rights, Interests, and Proxies.

        SRVIT's Charter Documents provide that shareholders have the power to vote only (a) for the election or removal of Trustees, (b) with respect to any investment adviser, (c) with respect to any termination (by the shareholders) of the Trust or series or class thereof, (d) with respect to any amendment (by the Trustees) to the Declaration of Trust that requires shareholder authorization,
(e) with respect to derivative actions similar to a Massachusetts corporation, and (f) with respect to any other matters required by law or deemed desirable by the board of trustees.

        Nations Trust's Charter Documents provide that shareholders have the power to vote only (a) for the election of Trustees, (b) with respect to any investment advisory contract, (c) with respect to termination (by the shareholders) of the Trust, (d) with respect to any amendment (by the shareholders) to the Declaration of Trust that requires shareholder authorization, (e) with respect to any merger, consolidation, conversion, or sale of assets, (f) with respect to incorporation of the Trust, and (g) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the Delaware Business Trust Act (the "DBTA"), or any other law, the Declaration of Trust, the By-laws, or any registration of the Trust with the Securities and Exchange Commission (the "SEC"), or any successor agency, or any state, or as and when the Trustees may consider necessary or desirable.

        A Trustee of SRVIT may be removed with or without cause (a) at any meeting called for such purpose by a vote of two-thirds of the outstanding shares, (b) by the holders of two-thirds of the outstanding shares by declaration in writing filed with the custodian of the securities of the Trust, or (c) by vote of a majority of the Trustees then in office.

        A Trustee of Nations Trust may be removed affirmative vote of the holders of two-thirds of the interests or (provided the aggregate number of Trustees after such removal shall not be less than three) with cause, by the action of the action of two-thirds of the remaining Trustees. Removal with cause includes, but is not limited to, the removal of a Trustee due to physical or mental incapacity.

        Neither SRVIT nor Nations Trust is required to hold annual shareholder meetings. Pursuant to the 1940 Act, vacancies on the Board of Trustees of both SRVIT and Nations Trust may be filled by the Trustees unless, after filling such vacancy, less than two-thirds of the Trustees then holding office would have been elected to such office by the shareholders. The Board of Trustees of SRVIT or Nations Trust, as applicable, will call a meeting of shareholders to elect Trustees whenever less than a majority of the Trustees has been elected by shareholders.

        Meetings of shareholders of SRVIT or of any series or class may be called by the Board of Trustees, the President, the Executive Vice-President, any Vice-President, or such other person or persons as may be specified in the By-Laws of the Trust and held from time to time for the purpose of taking action upon any matter requiring the vote or the authority of the shareholders of the Trust or any series or class as provided in the Declaration of Trust or upon any other matter deemed by the Board of Trustees to be necessary or desirable. Meetings of shareholders of the Trust or of any series or class shall be called by the Secretary or such other person or persons as may be specified in the By-Laws upon written application by shareholders holding at least 10% of the outstanding shares of the Trust, if shareholders of all series and classes are required under the Trust's Declaration of Trust to vote in the aggregate and not by individual series or class at such meeting, or of any series or class, if shareholders of such series or class are entitled to vote by individual series or class at such meeting, requesting that a meeting be called for a purpose requiring action by the shareholders as provided in the Declaration of Trust or in the By-Laws and provided that such application shall state the purpose or purposes of such meeting and the matters proposed to be acted on.

        Meetings of the shareholders of Nations Trust may be called at any time by a majority of the Trustees and shall be called by any Trustee upon written request of holders holding, in the aggregate, not less than 10% of the interests in the Trust, or, with respect to a meeting of the holders of one or more series, not less than 10% of the interests of the affected series, such request specifying the purpose or purposes for which such meeting is to be called.

        SRVIT's Charter Documents provide that a quorum for a shareholder meeting is 30% of the shares entitled to vote, except that if any provision of law or the Declaration of Trust permits or requires that holders of any series or class shall vote as a series or class, then 30% of the number of shares of each series or class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series or class.

        Nations Trust's Charter Documents provide that a quorum for a shareholder meeting is 33 1/3% of the shares entitled to vote, except that if any holders of any series or class shall vote as a class, then 33 1/3% of the shares of each series or class entitled to vote shall be necessary to constitute a quorum at a shareholders meeting of that series.

        SRVIT's Charter Documents provide that a majority of the shares voted shall decide any questions and a plurality shall elect any Trustee, provided that where the Declaration of Trust permits or requires that the holders of any series or class shall vote as a series or class, then a majority of the shares of that series or class voted on the matter shall decide that matter insofar as that series or class is concerned.

        Nations Trust's Charter Documents provide that an affirmative vote by the holders present, holding more than 50% of the total interests of the holders present, at such meeting constitutes the action of the holders unless the 1940 Act, other applicable law, the Declaration of Trust or the By-laws of the Trust requires a greater number of affirmative votes.

        SRVIT's Charter Documents provide that the Secretary or an Assistant Secretary shall cause notice of the place, date and hour and the purpose or purposes for which a meeting is called, to be mailed, postage prepaid, not less than seven days before the date of such meeting, to each shareholder entitled to vote at such meeting, at his address as it appears on the records of the Trust. Notice of any shareholders' meeting need not be given to any shareholder who shall sign a written waiver of such notice, whether before or after the time of such meeting, which waiver shall be filed with the record of such meeting, or to any shareholder who shall attend such meeting in person or by proxy. A meeting of shareholders convened on the date for which it was called may be adjourned from time to time, without further notice, to a date not more than 120 days after the original record date.

        Nations Trust's Charter Documents provide that written or printed notice shall be given by the Trustees either by presenting it personally to the holder, leaving at his or her residence or usual place of business, or my mailing it to a holder, at his or her registered address, at least 20 business days and not more than 90 business days before the meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail. Any adjourned meeting may be held as adjourned without further notice.

        A shareholder of SRVIT may put a voting proxy in place with no specified duration, compared with a maximum of eleven months, unless otherwise provided in the proxy, for the shareholders of Nations Trust.

        Shareholder and Trustee Liability.

        SRVIT's Charter Documents disclaim personal liability for shareholders. The Declaration of Trust provides that all persons extending credit to, contracting with or having any claim against the Trust or a particular series or class of shares shall look only to the assets of the Trust or the assets of that particular series or attributable to that particular class of shares for payment under such credit, contract or claim; and neither the shareholders nor the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor.

        Nations Trust's Charter Documents do not disclaim personal liability for shareholders. The Declaration of Trust provides that no Trustee, officer or employee of the Trust, when acting in such capacity, shall be subject to any personal liability whatsoever, in his or her official or individual capacity to any person, other than the Trust or its holders, in connection with Trust property or the affairs of the Trust, save only that arising from his or her bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duty to such person; and all such persons shall look solely to the Trust property for satisfaction of claims of any nature against a Trustee, officer or employee of the Trust arising in connection with the affairs of the Trust.

        As Delaware limits shareholder liability by statute, and the likelihood of shareholder liability for obligations of Nations Trust is considered remote, the differences between the Declarations of Trust are likely to be immaterial.

        Indemnification.

        The indemnification policies for both SRVIT and Nations Trust are substantially similar. However, the policies differ with regard the persons the Trusts will indemnify. SRVIT's indemnification policy covers Trustees, officers, and shareholders, but not employees of the Trust. Nations Trust's policy covers Trustees, officers, and employees, but not shareholders of the Trust. The differences regarding covered persons for purposes of indemnification are likely to be immaterial for several reasons.

        First, SRVIT's Declaration of Trust provides that the indemnification policy is not exclusive and shall not affect any rights to indemnification to which other persons may be entitled by contract or otherwise under law, nor to limit the power of the Trust to indemnify such persons. SRVIT's Declaration of Trust also provides that the Trustees shall have power and authority to purchase and pay for, entirely out of Trust property, such insurance as they may deem necessary or appropriate for the conduct of the business, including insurance policies insuring the shareholders, Trustees, officers, employees, and other persons affiliated with the Trust. Second, as mentioned above, Delaware limits shareholder liability by statute, and the likelihood of shareholder liability for obligations of Nations Trust is considered remote. Thus, the differences between the Declarations of Trust are likely to be immaterial.

        The procedures for determining a person's eligibility for indemnification in a settlement situation differ slightly between the two Trusts. SRVIT's Declaration of Trust allows either a committee of disinterested Trustees or independent legal counsel to evaluate the settlement, while Nation Trust's Declaration of Trust designates independent legal counsel as the sole evaluator of the settlement. SRVIT's Declaration of Trust provides that in the absence of a final decision on the merits by a court or other body before whom a proceeding was brought that a covered person was not liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office, no indemnification shall be permitted unless a determination that such person was not so liable shall have been made on behalf of the Trust by (a) the vote of a majority of "disinterested, nonparty Trustees," or (b) an independent legal counsel as expressed in a written opinion. A "disinterested, nonparty Trustee" is a Trustee who is not an "interested person" of the Trust, as defined in Section 2(a)(19) of the 1940 Act and against whom none of the proceedings in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

        Nations Trust's Declaration of Trust provides that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial type inquiry), that he or she did not engage in such conduct by written opinion from independent legal counsel approved by the Trustees.

        Legal expenses in connection with indemnification may be paid from time to time by SRVIT in advance of the final disposition of any proceeding. However, the Trust shall not advance attorneys' fees incurred by a covered person in connection with a proceeding unless the Trust receives an undertaking by or on behalf of the covered person to repay the advance (unless it is ultimately determined that he is entitled to indemnification) and (a) the covered person shall provide security for his undertaking, or (b) the Trust shall be insured against losses arising by reason of any lawful advances, or (c) a majority of the disinterested, nonparty Trustees of the Trust or an independent legal counsel, as expressed in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the covered person ultimately will be found entitled to indemnification. Such undertaking shall provide that the covered person to whom the advance was made shall not be obligated to repay pursuant to such undertaking until the final determination of any pending proceeding in a court of competent jurisdiction, including appeals therefrom, concerning the right of such covered person to be indemnified by the Trust or the obligation of such person to repay pursuant to the undertaking.

        Similarly, the Trustees of Nations Trust may make advance payments in connection with indemnification; provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he or she is not entitled to such indemnification.

        SRVIT's Charter Documents also contain provisions which elaborate on indemnification procedures. The Nations Trust Charter Documents does not include corollary provisions.

        First, SRVIT's Declaration of Trust provides that an indemnification approval shall not prevent the recovery from any covered person of any amount paid to such covered person as indemnification if such covered person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such covered person's action was in, or not opposed to, the best interests of the Trust or to have been liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such covered person's office.

        Second, SRVIT's Declaration of Trust provides that if a written claim for indemnification by a covered person under is not promptly paid in full by the Trust after receipt by the Trust of a such claim, or if expenses have not been promptly advanced after compliance by a covered person with the requirements for such advancement, such covered person may, at any time thereafter, bring suit against the Trust to recover the unpaid amount of the claim or the advancement of expenses. If successful, in whole or in part, in such suit, such covered person shall also be entitled to be paid the reasonable expense therefor. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the requirements for advancement of expenses have been met by such covered person) that the indemnification of the covered person is prohibited, but the burden of proving such defense shall be on the Trust. Neither the failure of the Trust, including its disinterested non-party Trustees or independent legal counsel, to have made a determination that indemnification of covered person is proper in the circumstances because he or she has met the applicable standard of conduct required under the 1940 Act, nor the actual determination by the Trust, including its disinterested non-party Trustees or independent legal counsel, that the covered person had not met such applicable standard of conduct, shall be a defense to the action or create a presumption that such covered person had not met the applicable standard of conduct.

        Trustees' Plenary Powers and Powers with Respect to Amendments, Mergers and Committees.

        Trustees of both SRVIT and Nations Trust are responsible for managing the business of the Trusts and have all powers necessary or convenient to carry out that responsibility.

        Except when otherwise required by the 1940 Act, SRVIT's Declaration of Trust may be amended by the Trustees at any time by a majority of the Trustees then in office, provided notice of any amendment (other than amendments having the purpose of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein, or having any other purpose which is ministerial or clerical in nature) shall be mailed promptly to shareholders of record at the close of business on the effective date of such amendment. Except when otherwise required by the 1940 Act, SRVIT's Declaration of Trust may be amended by the shareholders at any time by a majority vote of the shares of the Trust entitled to be voted.

        Nations Trust's Declaration of Trust may be amended by the Trustees without the vote or consent of holders to change the name of the Trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or to conform the Declaration of Trust to the requirements of the 1940 Act, the Internal Revenue Code of 1986, DBTA, or any other applicable Federal laws or regulations, but the Trustees shall not be liable for failing to do so.

        Nations Trust's shareholders may amend the Declaration of Trust by the vote of holders holding more than 50% of the total interests entitled to vote or by any instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the vote of holders holding more than 50% of the total interests entitled to vote. However, no amendment may be made, which would change any rights with respect to any interest in the Trust by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with a "Majority Interests Vote," as described below.

        Under Nations Trust's Declaration of Trust, a Majority Interests Vote means the vote, at a meeting of the holders of interests in the Trust, or in any series thereof, of the lesser of (a) 67% or more of the Interests present or represented at such meeting, provided the holders of more than 50% of the interests in the Trust, or the affected series, are present or represented by proxy or (b) more than 50% of the interests in the Trust, or the affected series.

        The Board of Trustees of SRVIT may, upon affirmative majority vote, (a) select any entity, be it a corporation, association, Trust or other kind of organization, or organize any such kind of entity, to take over the Trust property and carry on the affairs of the Trust and (b) merge the Trust into or sell, convey and transfer the Trust property to any such entity for such consideration and upon terms and conditions without limitation as they in their discretion deem suitable.

        Nations Trust's Declaration of Trust provides that the Trust, or any series thereof, may (a) merge or consolidate with or into one or more business trusts or other business entities (as defined in the DBTA) or any other organization formed or organized or existing under the laws of the State of Delaware or any other state or the United States or any foreign country or other foreign jurisdiction, (b) convert to a common-law trust, a general partnership (including a registered limited liability partnership), a limited partnership (including a registered limited liability limited partnership) or a limited liability company organized, formed or created under the laws of the State of Delaware, or (c) sell, lease or exchange all or substantially all of its property, including its good will, in each such case, upon such terms and conditions and for such consideration when and as authorized by no less than a majority of the Trustees and, at any meeting of holders called for the purpose, by a Majority Interests Vote, or by an instrument or instruments in writing without a meeting, consented to by a Majority Interests Vote.

Comparison of the current SRVIT Charter Documents to the CVIT Charter Documents

        It currently is expected that, following the Merger, SRVIT will be reorganized and renamed Columbia Variable Insurance Trust ("CVIT"). If the trust reorganization and renaming is effected, then the Acquiring Fund will be subject to new Charter Documents. The following is a summary of the significant differences between the CVIT Charter Documents and the current SRVIT Charter Documents.

        Shareholder Voting Rights.

        Both the CVIT Charter Documents and the SRVIT Charter Documents provide shareholders the power to vote (i) for the election or removal of Trustees, (ii) with respect to any termination of the Trust other than by the Trustees by written notice to shareholders, (iii) with respect to derivative actions, and
(iv) with respect to any other matters required by law or by the organizational documents, or deemed desirable by the Board of Trustees. The SRVIT Charter Documents also explicitly provide shareholders the power to vote with respect to any investment adviser and with respect to any amendment by the Trustees that requires shareholder authorization. Both sets of Charter Documents state that shareholders have the power to vote only on these matters.

        The CVIT Charter Documents provide that no shareholder may bring a derivative action, proceeding or claim without first requesting the Trustees to bring or to maintain such action, proceeding or claim. They further state that such demand shall be excused only when the shareholder plaintiff makes a specific showing that irreparable injury to the Trust or series otherwise would result. The SRVIT Charter Documents do not expressly require such demand.

        The CVIT Charter Documents provide that each whole share or fractional share outstanding on the record date is entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share or fractional share in U.S. dollars determined at the close of business on the record date. For example, a share having a net asset value of $10.50 would be entitled to 10.5 votes. The SRVIT Charter Documents provide that on a record date, each outstanding share or fractional share is entitled to one vote or a proportional fractional vote.

        Notice to Shareholders.

        Both the CVIT Charter Documents and the SRVIT Charter Documents provide that notice of shareholder meetings must be given not less than seven days in advance. The CVIT Charter Documents state that this notice can be mailed, postage prepaid, or sent by facsimile or other electronic submission, whereas the SRVIT Charter Documents require only that the notice be written.

        Trustee's Power to Amend Charter Documents.

        The CVIT Charter Documents provide that the Charter Documents may be amended at any time by an instrument in writing signed by a majority of the then Trustees, provided that, for non-ministerial amendments, notice is mailed to shareholders upon the same day such amendment is effective. The SRVIT Charter Documents also provide that the Charter Documents may be amended at any time by an instrument in writing signed by a majority of the then Trustees, but only when so authorized by vote of a majority of the shares entitled to vote with respect to such amendment. Notwithstanding the foregoing sentence, shareholder authorization is not required for amendments to change the name of the Trust, to supply any omission, to cure any ambiguity or to cure, to correct or to supplement any defective or inconsistent provision.

        Termination of Trust, Series or Class of Trust.

        Both the CVIT Charter Documents and the SRVIT Charter Documents provide that the Trustees may terminate the Trust or any series of the Trust without shareholder approval by written notice to the shareholders. The CVIT Charter Documents also allow the Trustees to terminate a class without shareholder approval by written notice to the shareholders.

        Merger or Consolidation of Trust or Series of Trust.

        The CVIT Charter Documents provide that a consolidation, merger or transfer may be authorized by vote of a majority of the Trustees then in office without shareholder approval, unless otherwise required by law. Under the SRVIT Charter Documents, the shareholders have no express right to vote on mergers or consolidations.

        Removal of Trustees.

        Both the CVIT Charter Documents and the SRVIT Charter Documents provide that a Trustee may be removed, with or without cause, by a majority of Trustees then in office. Under the SRVIT Charter Documents, a Trustee may also be removed, with or without cause (a) at any meeting called for such purpose by a vote of two-thirds of the outstanding shares or (b) by the holders of two-thirds of the outstanding shares by declaration in writing filed with the custodian of the securities of the Trust.

        Trustee Liability.

        Both the CVIT Charter Documents and the SRVIT Charter Documents provide that Trustees are not personally liable for claims against the Trust or any neglect or wrongdoing of any officer, agent, employee, investment adviser, or principal underwriter of the Trust. Each Trustee is not responsible for the act or omission of any other Trustee and may be liable only by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

        Trustee and Officer Indemnification.

        The CVIT Charter Documents provide that the Trust will indemnify each of its Trustees and officers who are not employees or officers of any investment adviser to the Trust or any affiliated person thereof and may indemnify each of its officers who are employees or officers of any investment adviser to the Trust or any affiliated person thereof against all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees, reasonably incurred by such person while in office or thereafter, by reason of the indemnified person's service as a Trustee or officer. The SRVIT Charter Documents provide for the same indemnification without a limitation for employees or officers of any investment adviser to the Trust or any affiliated person thereof. Neither Trust will indemnify its Trustees and officers against any liability to the Trust or to its shareholders to which he otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

        The CVIT Charter Documents provide that in the absence of a final decision on the merits by an adjudicating body that (i) an indemnifiable person has not acted in good faith in the reasonable belief that such person's action was in the best interests of the Trust or (ii) such person is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, indemnification will be provided if (a) approved, after notice of such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts, that such person has acted in good faith in the reasonable belief that such person's action was in the best interests of the Trust and is not liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts to the effect that such person appears to have acted in good faith in the reasonable belief that such person's action was in the best interests of the Trust and that such indemnification would not protect such person against any liability to the Trust to which such person otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The SRVIT Charter Documents provide the same indemnification coverage in the absence of a final decision on the merits, but do not employ the good faith standard in addition to the liability standard.

        The CVIT Charter Documents provide that the appointment, designation or identification of a Trustee as the chairman of the Board, the lead or assistant lead independent Trustee, a member or chairman of a committee of the Board, an expert on any topic or in any area (including an audit committee financial expert) or as having any other special appointment, designation or identification shall not (a) impose on that person any duty, obligation or liability that is greater than the duties, obligations and liabilities imposed on that person as a Trustee in the absence of the appointment, designation or identification or (b) affect in any way such Trustee's rights or entitlement to indemnification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall (x) be held to a higher standard of care by virtue thereof or (y) be limited with respect to any indemnification to which such Trustee would otherwise be entitled. The SRVIT Charter Documents do not contain a corollary provision.

                       STEINROE VARIABLE INVESTMENT TRUST

                                    Form N-14
                                     Part B

                       STATEMENT OF ADDITIONAL INFORMATION

                               [January 23, 2006]

This Statement of Additional Information (the "SAI") relates to the proposed acquisition (the "Acquisition") of Nations Small Company Portfolio (the "Acquired Fund"), a series of Nations Separate Account Trust, by Liberty Small Company Growth Fund, Variable Series (the "Acquiring Fund"), a series of SteinRoe Variable Investment Trust. This SAI contains information which may be of interest to shareholders but which is not included in the combined Prospectus/Proxy Statement dated [January 23, 2006] (the "Prospectus/Proxy Statement") which relates to the Acquisition. As described in the Prospectus/Proxy Statement, the Acquisition would involve the transfer of all the assets of the Acquired Fund in exchange for Class A shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund by the Acquiring Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund. The Acquiring Fund will be the survivor for accounting purposes.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Acquiring Fund at One Financial Center, Boston, Massachusetts 02111-2621, or by calling 1-800-426-3750.

TABLE OF CONTENTS

Additional Information about the Acquiring Fund.............................   2
Independent Registered Public Accounting Firm...............................   2
Financial Statements........................................................   2
Appendix A - Statement of Additional Information of the Acquiring Fund...... A-1
Appendix B - Pro Forma Financial Statements of the Acquiring Fund........... B-1

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Attached hereto as Appendix A is the Statement of Additional Information of the Acquiring Fund dated May 1, 2005, as supplemented.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, located at 125 High Street, Boston, MA 02110-1707, is the independent registered public accounting firm for the Acquiring Fund, providing audit and tax return review of various Securities and Exchange Commission filings. The Report of Independent Registered Public Accounting Firm, Financial Highlights and Financial Statements included in the Acquiring Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2004, are incorporated by reference into this SAI. The audited financial statements for the Acquiring Fund are incorporated by reference into this SAI and the audited financial statements for the Acquired Fund are incorporated by reference into the Prospectus/Proxy Statement and this SAI have been so included and incorporated in reliance upon the report of PricewaterhouseCoopers LLP, given on their authority as experts in auditing and accounting.

FINANCIAL STATEMENTS

Attached hereto as Appendix B are the Pro Forma Financial Statements of the Acquiring Fund.

Appendix A - Statement of Additional Information of the Acquiring Fund

                                     - A-1 -

                       STEINROE VARIABLE INVESTMENT TRUST

                One Financial Center, Boston, Massachusetts 02111

               Liberty Small Company Growth Fund, Variable Series
                 Columbia Large Cap Growth Fund Variable Series
                 Liberty Asset Allocation Fund, Variable Series
                Liberty Federal Securities Fund, Variable Series
                   Liberty Money Market Fund, Variable Series

                       STATEMENT OF ADDITIONAL INFORMATION

                                Dated May 1, 2005

        This Statement of Additional Information (SAI) is not a prospectus, but provides additional information which should be read in conjunction with the Funds' Prospectus dated May 1, 2005 and any supplement thereto. Financial statements, which are contained in the Funds' December 31, 2004, Annual Report, are incorporated by reference into this SAI. A Prospectus and Annual Report may be obtained at no charge by calling Columbia Management Distributors, Inc. (CMD) at (800) 426-3750, or by contacting the applicable Participating Insurance Company (as defined in the Prospectus), or the broker-dealers offering certain variable annuity contracts or variable life insurance policies issued by the Participating Insurance Company.

                                TABLE OF CONTENTS

                                                                           Page
General Information and History ............................................. 2
Investment Restrictions ..................................................... 5
Portfolio Turnover ......................................................... 09
Purchases and Redemptions .................................................. 09
Trustees and Officers ...................................................... 10
Portfolio Managers ......................................................... 20
Management Arrangements .................................................... 29
Trust Charges and Expenses ................................................. 31
Underwriters ............................................................... 36
Code of Ethics ............................................................. 41
Anti-Money Laundering Compliance ........................................... 41
Disclosure of Portfolio Information ........................................ 41
Custodian .................................................................. 44
Portfolio Transactions ..................................................... 44
Net Asset Value ............................................................ 55
Taxes ...................................................................... 55
Record Shareholders ........................................................ 57
Independent Registered Public Accounting Firm and Financial Statements ..... 61
Appendix A - Investment Techniques and Securities .......................... 62
Appendix B - Proxy Voting Policies and Procedures .......................... 80

                         GENERAL INFORMATION AND HISTORY

         SteinRoe Variable Investment Trust (the Trust), a business trust organized under the laws of Massachusetts, commenced operations on January 1, 1989, and is registered with the Securities and Exchange Commission (SEC) as an open-end management investment company. The Trust currently offers five Funds with differing investment goals, policies and restrictions. Currently, the Trust consists of Liberty Small Company Growth Fund, Variable Series (Small Company Growth Fund), Columbia Large Cap Growth Fund, Variable Series (Large Cap Growth
Fund), Liberty Asset Allocation Fund, Variable Series (Asset Allocation Fund), Liberty Federal Securities Fund, Variable Series (Federal Securities Fund) and Liberty Money Market Fund, Variable Series (Money Market Fund) (individually referred to as a Fund, or by the defined name indicated, or collectively as the Funds).

        Effective February 25, 2005, Stein Roe Growth Stock Fund, Variable Series changed its name to Columbia Large Cap Growth Fund, Variable Series.

        Effective April 7, 2003, Stein Roe Balanced Fund, Variable Series changed its name to Liberty Asset Allocation Fund, Variable Series and Stein Roe Money Market Fund, Variable Series changed its name to Liberty Money Market Fund, Variable Series. Effective April 14, 2003, Stein Roe Small Company Growth Fund, Variable Series changed its name to Liberty Small Company Growth Fund, Variable Series. Effective April 30, 2001, the Federal Securities Fund changed its name from Stein Roe Mortgage Securities Fund, Variable Series to its current name. Effective May 5, 1999, Small Company Growth Fund changed its name from Stein Roe Special Venture Fund, Variable Series to Stein Roe Small Company Growth Fund. Effective November 15, 1997, Small Company Growth Fund changed its name from Stein Roe Capital Appreciation Fund to Stein Roe Special Venture Fund, Variable Series.

        The Trust issues shares of beneficial interest in each Fund, an open-end management investment company that is a diversified series of the Trust, that represent the entire interest in a separate series of the Trust. The Trust is permitted to offer separate series and different classes of shares. The Trust currently offers two separate classes of shares, Class A shares and Class B shares. Class B shares differ from Class A shares solely in that Class B shares have a fee pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended (1940 Act) which is used for certain shareholder service and distribution expenses. Sales of shares of each class are made without a sales charge at each Fund's per share net asset value. The Trust may add or delete Funds and/or classes from time to time. The Trust is the funding vehicle for variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) offered by the separate accounts of life insurance companies (Participating Insurance Companies).

        The Trust was organized under an Agreement and Declaration of Trust (Declaration of Trust) as a Massachusetts business trust on June 9, 1987. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or the Board. The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value, in one or more series, each with one or more classes, as the Board may authorize.

        Each share of a Fund class is entitled to participate pro rata in any dividends and other distributions declared by the Board with respect to that share class, and all shares of a Fund have proportionate rights in the event of liquidation of that Fund.

        Shareholders of a Fund are entitled to one vote for each share of that Fund held on any matter presented to shareholders. Shares of the Funds will vote separately as individual series when required by the 1940 Act or other applicable law or when the Board determines that the matter affects only the interests of one or more Funds, such as, for example, a proposal to approve an amendment to that Fund's Advisory Agreement, but shares of all the Funds vote together, to the extent required by the 1940 Act, in the election or selection of Trustees and independent accountants.

        The shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares of the Funds voting for the election of Trustees can elect all of the Trustees, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

        The Funds are not required by law to hold regular annual meetings of their shareholders and do not intend to do so. However, special meetings may be called for purposes such as electing or removing Trustees or changing fundamental policies.

        The Trust is required to hold a shareholders' meeting to elect Trustees to fill vacancies in the event that less than a majority of Trustees were elected by shareholders. Trustees may also be removed by the vote of two-thirds of the outstanding shares at a meeting called at the request of shareholders whose interests represent 10% or more of the outstanding shares.

        Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims liability of the shareholders, the Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust (or the applicable Fund thereof) and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the Board. The Declaration of Trust provides for indemnification out of the Trust's assets (or the applicable Fund) for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote because it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. The risk to any one Fund of sustaining a loss on account of liabilities incurred by another Fund also is believed to be remote.

                             INVESTMENT RESTRICTIONS

        Each Fund operates under the investment restrictions listed below. Restrictions lettered (a) through (g) are fundamental policies which may not be changed for a Fund without approval of a majority of the outstanding voting shares of a Fund, defined as the lesser of the vote of (a) 67% or more of the shares of a Fund present at a meeting where more than 50% of the outstanding shares are present in person or represented by proxy or (b) more than 50% of the outstanding shares of a Fund. Other restrictions are not fundamental policies and may be changed with respect to a Fund by the Trustees without shareholder approval.

        Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For purposes of the diversification requirement of the 1940 Act, the issuer with respect to a security is the entity whose revenues support the security.

Fundamental Policies

        The following investment restrictions apply to each Fund except as otherwise indicated. A Fund may not:

(a) with respect to 75% of the value of the total assets of a Fund, invest more than 5% of the value of its total assets, taken at market value at the time of a particular purchase, in the securities of any one issuer, except (a) securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and (b) [with respect to Money Market Fund only] certificates of deposit, bankers' acceptances and repurchase agreements;

(b) purchase securities of any one issuer if more than 10% of the outstanding voting securities of such issuer would at the time be held by the Fund;

(c) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

(d) invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to: (i) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, (ii) [with respect to Money Market Fund only] certificates of deposit and bankers' acceptances and repurchase agreements or (iii) [as to Money Market Fund only] securities of issuers in the financial services industry;

(e) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, and securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except that it may enter into (a) futures and options on futures and (b) forward contracts);

(f) make loans, but this restriction shall not prevent a Fund from (a) buying a part of an issue of bonds, debentures, or other obligations which are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 15% of its total assets (taken at market value at the time of such loan); or

(g) borrow, except from banks, other affiliated funds and other entities to the extent permitted by the Investment Company Act of 1940.

Non-Fundamental Policies

        Each Fund is also subject to the following restrictions and policies, which are not fundamental and may be changed by the Trustees without shareholder approval. A Fund may:

(a) not invest in companies for the purpose of exercising control or management;

(b) not purchase more than 3% of the stock of another investment company; or purchase stock of other investment companies equal to more than 5% of the Fund's total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at the time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation or acquisition of assets;

(c) not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by it, except as may be necessary in connection with (i) permitted borrowings and (ii) options, futures and options on futures;

(d) not issue senior securities, except to the extent permitted by the Investment Company Act of 1940 (including permitted borrowings);

(e) not purchase portfolio securities for the Fund from, or sell portfolio securities to, any of the officers and directors or Trustees of the Trust or of its investment adviser;

(f) not invest more than 5% of its net assets (valued at time of purchase) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchanges;

(g) not write an option on a security unless, in compliance with SEC requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account;

(h) buy or sell an option on a security, a futures contract or an option on a futures contract so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;

(i) not purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), make short sales of securities, or participate on a joint or a joint and several basis in any trading account in securities (except in connection with transactions in options, futures, and options on futures) [all Funds except Federal Securities Fund];

(j) not purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions; or

(k) not invest more than 15% [except as to Money Market Fund, 10%] of the Fund's net assets (taken at market value at the time of each purchase) in illiquid securities including repurchase agreements maturing in more than seven days.

        Further, as to Money Market Fund with respect to 100% of its assets, SEC rules prohibit the Fund from investing more than 5% of its assets, taken at market value at the time of purchase, in the securities of any one issuer; provided that (i) the Fund may invest more than 5% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and (ii) the Fund may invest more than 5% of its assets for a period of up to three business days after the purchase thereof (but not more than 25% of its assets) in the securities of any one first-tier issuer (as determined by SEC rules); provided, further, that the Fund may not make more than one investment in accordance with this exception at any one time.

        Under normal market conditions, Money Market Fund will invest at least 25% of its assets in securities of issuers in the financial services industry. This policy may cause the Fund to be more adversely affected by changes in market or economic conditions and other circumstances affecting the financial services industry. The financial services industry includes issuers that, according to the Directory of Companies Required to File Annual Reports with the SEC, are in the following categories: state banks; national banks; savings and loan holding companies; personal credit institutions; business credit institutions; mortgage-backed securities; finance services; security and commodity brokers, dealers and services; life, accident and health insurance carriers; fire, marine, casualty and surety insurance carriers; and insurance agents, brokers and services.

Additional Voluntary Restrictions Pertaining to Small Company Growth Fund

        Small Company Growth Fund also is subject to the following additional restrictions and policies under certain applicable insurance laws pertaining to variable annuity contract separate accounts. These policies and restrictions are not fundamental and may be changed by the Trustees without shareholder approval:

        The borrowing limits for the Fund are (1) 10% of net asset value when borrowing for any general purpose and (2) 25% of net asset value when borrowing as a temporary measure to facilitate redemptions. For this purpose, net asset value is the market value of all investments or assets owned less outstanding liabilities of the Fund at the time that any new or additional borrowing is undertaken.

        The Fund also will be subject to the following diversification guidelines pertaining to investments in foreign securities:

1. The Fund will be invested in a minimum of five different foreign countries at all times when it holds investments in foreign securities. However, this minimum is reduced to four when foreign country investments comprise less than 80% of the Fund's net asset value; to three when less than 60% of such value; to two when less than 40%; and to one when less than 20%.

2. Except as set forth in item 3 below, the Fund will have no more than 20% of its net asset value invested in securities of issuers located in any one foreign country.

3. The Fund may have an additional 15% of its value invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom or Germany.

        If a percentage limit with respect to any of the foregoing fundamental and non-fundamental policies is satisfied at the time of investment or borrowing, a later increase or decrease in a Fund's assets will not constitute a violation of the limit.

                               PORTFOLIO TURNOVER

        The portfolio turnover of each Fund will vary from year to year. Although no Fund will trade in securities for short-term profits, when circumstances warrant securities may be sold without regard to the length of time held. Portfolio turnover for each Fund (other than Money Market Fund) is shown under "FINANCIAL HIGHLIGHTS" in the Prospectus.

        A 100% turnover rate would occur if all of the securities in the portfolio were sold and either repurchased or replaced within one year. The Funds pay brokerage commissions in connection with options and futures transactions and effecting closing purchase or sale transactions, as well as for the purchases and sales of other portfolio securities other than fixed income securities, for which the Funds pay dealer spreads. If a Fund writes a substantial number of call or put options (on securities or indexes) or engages in the use of futures contracts or options on futures contracts (all referred to as "Collateralized Transactions"), and the market prices of the securities underlying the Collateralized Transactions move inversely to the Collateralized Transaction, there may be a very substantial turnover of the portfolios.

                            PURCHASES AND REDEMPTIONS

        Purchases and redemptions are discussed in the Prospectus under the heading "SHAREHOLDER INFORMATION."

        Each Fund's net asset value is determined on days on which the New York Stock Exchange (NYSE) is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Trustees, the net asset value of a Fund should be determined on any such day, in which case the determination will be made at 4 p.m., Eastern time. Please refer to Shareholder Information - How the Funds Calculate Net Asset Value in the Prospectus for additional information on how the purchase and redemption price of Fund shares is determined.

        The Trust reserves the right to suspend or postpone redemptions of shares of any Fund during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than customary weekend and holiday closing; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or the valuation of net assets of such Fund not reasonably practicable.

                              TRUSTEES AND OFFICERS

        The Board has overall management responsibility for the Trust and the Funds.

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold , are shown below. Each officer listed below serves as an officer of each of the Funds.

                                                                                           Number of
                                                                                         Portfolios in
                                        Year First                                           Fund
                                        Elected or                                          Complex
      Name, Address         Position   Appointed to        Principal Occupation(s)         Overseen
         and Age           with Funds    Office/1/         During Past Five Years          by Trustee   Other Directorships Held
      ------------         ----------  ------------        ----------------------        -------------  ------------------------
Disinterested Trustees
Douglas A. Hacker            Trustee       1996      Executive Vice President -               104                None
(Age 49)                                             Strategy of United Airlines
P.O. Box 66100                                       (airline) since December, 2002
Chicago, IL 60666                                    (formerly President of UAL
                                                     Loyalty Services (airline) from
                                                     September, 2001 to December,
                                                     2002; Executive Vice President
                                                     and Chief Financial Officer of
                                                     United Airlines from July,  1999
                                                     to September, 2001; Senior Vice
                                                     President-Finance from March,
                                                     1993 to July, 1999).

Janet Langford Kelly         Trustee       1996      Partner, Zelle, Hofmann, Voelbel,        104                None
(Age 47)                                             Mason & Gette LLP (law firm);
9534 W. Gull Lake Drive                              Adjunct Professor of Law,
Richland, MI 49083-8530                              Northwestern University, since
                                                     September 2004 (formerly Chief
                                                     Administrative Officer and Senior
                                                     Vice President, Kmart Holding
                                                     Corporation (consumer goods),
                                                     from September, 2003 to
                                                     March, 2004; Executive Vice
                                                     President-Corporate
                                                     Development and
                                                     Administration, General
                                                     Counsel and Secretary,
                                                     Kellogg Company (food
                                                     manufacturer), from
                                                     September, 1999 to August,
                                                     2003; Senior Vice President,
                                                     Secretary and General
                                                     Counsel, Sara Lee Corporation
                                                     (branded, packaged,
                                                     consumer-products
                                                     manufacturer) from January,
                                                     1995 to September, 1999).

Richard W. Lowry (Age 69)    Trustee       1995      Private Investor since August,           106/3/             None
10701 Charleston Drive                               1987 (formerly Chairman and Chief
Vero Beach, FL 32963                                 Executive Officer, U.S. Plywood
                                                     Corporation (building
                                                     products manufacturer)).

Charles R. Nelson (Age 62)   Trustee       1981      Professor of Economics,                  104                None
Department of Economics                              University of Washington, since
University of Washington                             January, 1976; Ford and Louisa
Seattle, WA 98195                                    Van Voorhis Professor of
                                                     Political Economy, University of
                                                     Washington, since September,
                                                     1993; (formerly Director,
                                                     Institute for Economic
                                                     Research, University of
                                                     Washington, from September,
                                                     2001 to June, 2003); Adjunct
                                                     Professor of Statistics,
                                                     University of Washington,
                                                     since September, 1980;
                                                     Associate Editor, Journal of
                                                     Money Credit and Banking,
                                                     since September, 1993;
                                                     consultant on econometric and
                                                     statistical matters.

John J. Neuhauser (Age 62)   Trustee       1985      Academic Vice President and Dean         106/3/           Saucony, Inc.
84 College Road                                      of Faculties since August, 1999,                      (athletic footwear)
Chestnut Hill, MA 02467-3838                         Boston College (formerly Dean,
                                                     Boston College School of
                                                     Management from September, 1977
                                                     to August, 1999).

Patrick J. Simpson (Age 61)  Trustee       2000      Partner, Perkins Coie L.L.P. (law        104                None
1120 N.W. Couch Street                               firm).
Tenth Floor
Portland, OR 97209-4128

Thomas E. Stitzel (Age 69)   Trustee       1998      Business Consultant since 1999           104                None
2208 Tawny Woods Place                               (formerly Professor of Finance
Boise, ID 83706                                      from 1975 to 1999, College of
                                                     Business, Boise State
                                                     University); Chartered Financial
                                                     Analyst.

Thomas C. Theobald           Trustee       1996      Partner and Senior Equity                104         Anixter International
(Age 67)/4/                   and                    Advisor, Chicago Growth Partners                        (network support
8 Sound Shore Drive         Chairman                 (private equity investing) since                    equipment distributor),
Suite 285                    of the                  September 2004 (formerly Managing                  Ventas, Inc. (real estate
Greenwich, CT 06830          Board                   Director, William Blair Capital                     investment trust), Jones
                                                     Partners (private equity                           Lang LaSalle (real estate
                                                     investing) from September, 1994                       management services)
                                                     to September, 2004).                                  and Ambac Financial
                                                                                                        Group (financial guarantee
                                                                                                               insurance)

Anne-Lee Verville (Age 59)   Trustee       1998      Retired since 1997 (formerly             104        Chairman of the Board of
359 Stickney Hill Road                               General Manager, Global Education                   Directors, Enesco Group,
Hopkinton, NH 03229                                  Industry, IBM Corporation                           Inc. (designer, importer
                                                     (computer and technology) from                        and distributor of
                                                     1994 to 1997).                                     giftware and collectibles)

Richard L. Woolworth         Trustee       1991      Retired since December 2003              104       Northwest  Natural Gas C0.
(Age 63)                                             (formerly Chairman and Chief                          natural gas service
100 S.W. Market Street                               Executive Officer, The Regence                            provider)
#1500                                                Group (regional health insurer);
Portland, OR 97207                                   Chairman and Chief Executive
                                                     Officer, BlueCross BlueShield of
                                                     Oregon; Certified Public
                                                     Accountant, Arthur Young &
                                                     Company)

Interested Trustees
William E. Mayer/2/          Trustee       1994      Partner, Park Avenue Equity              106/3/         Lee Enterprises
(Age 64)                                             Partners (private equity) since                        (print media), WR
399 Park Avenue                                      February, 1999 (formerly                                Hambrecht + Co.
Suite 3204                                           Founding Partner, Development                         (financial service
New York, NY 10022                                   Capital LLC from November 1996                        provider), Reader's
                                                     to February, 1999).                                   Digest (publishing)
                                                                                                              and OPENFIELD
                                                                                                            Solutions (retail
                                                                                                           industry technology
                                                                                                                provider)

/1/In October 2003, the trustees of the Liberty Funds and Stein Roe Funds were elected to the boards of the Columbia Funds; simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors/trustees of the Columbia Funds were appointed to serve as trustees of the Liberty Funds and Stein Roe Funds. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Fund Complex.
/2/Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co. /3/Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the All-Star Funds. /4/Mr. Theobald was appointed Chairman of the Board effective December 10, 2003.

                                         Year First
                                         Elected or
      Name, Address         Position     Appointed                         Principal Occupation(s)
         and Age           with Funds    to Office                         During Past Five Years
      -------------        ----------    ---------                         ----------------------
Officers

Christopher L. Wilson      President       2004      Head of Mutual Funds since August, 2004 and Senior Vice
(Age 47)                                             President of the Advisor since January, 2005; President of the
One Financial Center                                 Columbia Funds, Liberty Funds and Stein Roe Funds since
Boston, MA 02111                                     October, 2004; President and Chief Executive Officer of the
                                                     Nations Funds since January, 2005; Senior Vice President of
                                                     BACAP Distributors LLC since January, 2005; Director of FIM
                                                     Funding, Inc. since January, 2005; Senior Vice President of
                                                     Columbia Funds Distributor, Inc. since January, 2005; Director of Columbia Funds Services, Inc. since January, 2005 (formerly
                                                     President and Chief Executive Officer, CDC IXIS Asset
                                                     Management Services, Inc. from September, 1998 to August, 2004).

J. Kevin Connaughton       Treasurer       2000      Treasurer of the Columbia Funds since October, 2003 and of the
(Age 40)                                             Liberty Funds, Stein Roe Funds and All-Star Funds since
One Financial Center                                 December, 2000; Vice President of the Advisor since April, 2003
Boston, MA 02111                                     (formerly President of the Columbia Funds, Liberty Funds and
                                                     Stein Roe Funds from February, 2004 to October, 2004;
                                                     Chief Accounting Officer and Controller of the Liberty Funds and
                                                     All-Star Funds from February, 1998 to October, 2000);
                                                     Treasurer of the Galaxy Funds since September, 2002 (formerly
                                                     Treasurer from December, 2002 to December, 2004 and
                                                     President from February, 2004 to December, 2004 of the Columbia
                                                     Management Multi-Strategy Hedge Fund, LLC; Vice President of
                                                     Colonial Management Associates, Inc. from February, 1998 to
                                                     October, 2000).

Mary Joan Hoene (Age 54)     Senior        2004      Senior Vice President and Chief Compliance Officer of the
40 West 57th Street           Vice                   Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star
New York, NY 10005         President                 Funds since August, 2004 (formerly Partner, Carter, Ledyard &
                           and Chief                 Milburn LLP from January, 2001 to August, 2004; Counsel,
                           Compliance                Carter, Ledyard & Milburn LLP from November, 1999 to December,
                            Officer                  2000; Vice President and Counsel, Equitable Life Assurance
                                                     Society of the United States from April, 1998 to
                                                     November, 1999,).

Michael G. Clarke            Chief         2004      Chief Accounting Officer of the Columbia Funds, Liberty Funds,
(Age35)                    Accounting                Stein Roe Funds and All-Star Funds since October, 2004
One Financial Center        Officer                  (formerly Controller of the Columbia Funds, Liberty Funds,
Boston, MA 02111                                     Stein Roe Funds and All-Star Funds from May, 2004 to October,
                                                     2004; Assistant Treasurer from June, 2002 to May, 2004;
                                                     Vice President, Product Strategy & Development of the Liberty
                                                     Funds and Stein Roe Funds from February, 2001 to June, 2002;
                                                     Assistant Treasurer of the Liberty Funds, Stein Roe Funds and
                                                     the All-Star Funds from August, 1999 to February, 2001;
                                                     Audit Manager, Deloitte & Touche LLP from May, 1997 to
                                                     August, 1999).

Jeffrey R. Coleman         Controller      2004      Controller of the Columbia Funds, Liberty Funds, Stein Roe
(Age 35)                                             Funds and All-Star Funds since October, 2004 (formerly Vice
One Financial Center                                 President of CDC IXIS Asset Management Services, Inc. and
Boston, MA 02111                                     Deputy Treasurer of the CDC Nvest Funds and Loomis Sayles Funds
                                                     from February, 2003 to September, 2004; Assistant Vice
                                                     President of CDC IXIS Asset Management Services, Inc. and
                                                     Assistant Treasurer of the CDC Nvest Funds from August, 2000 to
                                                     February, 2003; Tax Manager of PFPC, Inc. from November, 1996 to August, 2000).

R. Scott Henderson         Secretary       2004      Secretary of the Columbia Funds, Liberty Funds and Stein Roe
(Age 45)                                             Funds since December, 2004 (formerly Of Counsel, Bingham
One Financial Center                                 McCutchen from April, 2001 to September, 2004; Executive
Boston, MA 02111                                     Director and General Counsel, Massachusetts Pension Reserves
                                                     Investment Management Board from September, 1997 to March,
                                                     2001).

Trustees and Trustees' Fees
Fund Complex consists of the following funds:

The series of Columbia Funds Trust I, the series of Columbia Funds Trust II, the series of Columbia Funds Trust III, the series of Columbia Funds Trust IV, the series of Columbia Funds Trust V, the series of Columbia Funds Trust VI, the series of Columbia Funds Trust VII, the series of Liberty Variable Investment Trust and 8 closed-end investment company portfolios. (the "Liberty Funds").

The series of Columbia Funds Trust VIII, the series of Columbia Funds Trust IX, the series of Columbia Funds Trust XI and the series of SteinRoe Variable Investment Trust . (the "Stein Roe Funds").

Two closed-end management investment company portfolios named Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (the "All-Star Funds").

Columbia Management Multi-Strategy Hedge Fund, LLC.

Columbia Balanced Fund, Inc., Columbia Common Stock Fund, Inc., Columbia Daily Income Company, Columbia Fixed Income Securities Fund, Inc., Columbia Growth Fund, Inc., Columbia High Yield Fund, Inc., Columbia International Stock Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia Short Term Bond Fund, Inc., Columbia Small Cap Growth Fund, Inc., Columbia Mid Cap Growth Fund, Inc., Columbia Strategic Investor Fund, Inc., Columbia Technology Fund, Inc. and the series of CMG Fund Trust. (the "Columbia Funds").

The series of The Galaxy Funds. (the "Galaxy Funds").

The series of Columbia Acorn Trust and the series of Wanger Advisors Trust. (the "Acorn Funds" and "WAT Funds," respectively).

The Advisor or its affiliates pay the compensation of all the officers of the funds in the Funds Complex, including Trustees who are affiliated with the Advisor. For the calendar year ended December 31, 2004, the Trustees received the following compensation for serving as Trustees:

                                                     Aggregate
                                Aggregate          Compensation           Aggregate            Aggregate
                              Compensation            from the          Compensation         Compensation
                                 from the          Small Company          from the              from the
                            Asset Allocation          Growth          Large Cap Growth    Federal Securities
                              Fund for the          Fund for the        Fund for the         Fund for the
                            Fiscal Year Ended    Fiscal Year Ended    Fiscal Year Ended    Fiscal Year Ended
     Trustee(a)             December 31, 2004    December 31, 2004    December 31, 2004    December 31, 2004
     ---------              -----------------    -----------------    -----------------   ------------------
Douglas A. Hacker                 $ 790                $ 706                $ 686              $   834
Janet Langford Kelly                869                  765                  759                  922
Richard W. Lowry                    732                  674                  639                  755
William E. Mayer                    823                  755                  722                  876
Charles R. Nelson                   818                  742                  720                  873
John J. Neuhauser                   771                  708                  674                  817
Patrick J. Simpson                  745                  691                  651                  790
Thomas E. Stitzel                   872                  801                  753                  912
Thomas C. Theobald(e)               986                  858                  887                1,085
Anne-Lee Verville (f)               910                  833                  796                  966
Richard L. Woolworth                767                  721                  656                  795

                                 Aggregate
                                Compensation                                    Total Compensation from the
                               from the Money                                          Fund Complex
                            Market Fund for the     Pension or Retirement         Paid to the Trustees for
                             Fiscal Year Ended       Benefits Accrued as          the Calendar Year Ended
     Trustee(a)              December 31, 2004     part of Fund Expenses(b)         December 31, 2004(a)
     ---------              -------------------    ------------------------     ---------------------------
Douglas A. Hacker                 $   893                    N/A                        $ 135,000
Janet Langford Kelly                  985                    N/A                          148,500
Richard W. Lowry                      835                    N/A                          150,700
William E. Mayer                      942                    N/A                          166,700
Charles R. Nelson                     936                    N/A                          141,500
John J. Neuhauser                     880                    N/A                          158,284
Patrick J. Simpson (c)                852                    N/A                          129,000
Thomas E. Stitzel                     987                    N/A                          149,000
Thomas C. Theobald(d)               1,137                    N/A                          172,500
Anne-Lee Verville (e)               1,039                    N/A                          157,000
Richard L. Woolworth                  866                    N/A                          131,000

(a) As of December 31, 2004, the Fund Complex consisted of 127 open-end and 11 closed-end management investment company portfolios. Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth, then directors/trustees of the Columbia Funds, were appointed to the board of trustees of the Liberty Funds and Stein Roe Funds. Also effective October 8, 2003, the trustees of the Liberty Funds and the Stein Roe Funds were elected as directors/trustees of the Columbia Funds. A single combined board of trustees/directors now oversees all of the Liberty Funds, Stein Roe Funds and Columbia Funds. The All-Star Funds, Columbia Management Multi-Strategy Hedge Fund, LLC, the Galaxy Funds, the Acorn Funds and the WAT Funds each have separate boards of trustees/directors.

(b) The Funds do not currently provide pension or retirement plan benefits to the Trustees.

(c) During the calendar year ended December 31, 2004, Mr. Simpson deferred $745, $691, $651, $790 and $852 of his compensation from the Asset Allocation, Small Company Growth, Large Cap Growth, Federal Securities, and Money Market Funds, respectively, and $129,000 of his total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2004, the value of Mr. Simpson's account under that plan was $143,646.

(d) During the calendar year ended December 31, 2004, Mr. Theobald deferred $489, $359, $486, $606 and $589 of his compensation from the Asset Allocation, Small Company Growth, Large Cap Growth, Federal Securities, and Money Market Funds, respectively, and $90,000 of his total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2004, the value of Mr. Theobald's account under that plan was $157,328.

(e) During the calendar year ended December 31, 2004, Ms. Verville deferred $299, $219, $297, $370 and $360 of her compensation from the Asset Allocation, Small Company Growth, Large Cap Growth, Federal Securities, and Money Market Funds, respectively, and $55,000 of her total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2004, the value of Ms. Verville's account under that plan was $653,275.

Role of the Board of Trustees

The Trustees of the Funds are responsible for the overall management and supervision of the Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with service providers for the Funds and review the Funds' performance. The Trustees have created several committees to perform specific functions for the Funds. Mr. Theobald was elected Chairman of the Board of Trustees of the Liberty Funds, Stein Roe Funds and Columbia Funds effective December, 2003.

Audit Committee

Ms. Verville and Messrs. Hacker, Stitzel and Woolworth are members of the Audit Committee of the Board of Trustees of the Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Funds and certain service providers. For the fiscal year ended December 31, 2004, the Audit Committee convened eleven times.

Governance Committee

Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of the Board of Trustees of the Funds. The Governance Committee's functions include recommending to the Trustees nominees for independent Trustee positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Funds. For the fiscal year ended December 31, 2004, the Governance Committee convened four times.

Advisory Fees & Expenses Committee

Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Fund. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. For the fiscal year ended December 31, 2004, the Advisory Fees & Expenses Committee convened seven times.

Compliance Committee

Ms. Kelly, Messrs. Nelson and Simpson and Ms. Verville are members of the Compliance Committee of the Board of Trustees of the Funds. Prior to August 10, 2004, Ms. Kelly, Mr. Nelson and Ms. Verville were members of the Compliance Committee of the Board of Trustees of the Funds. The Compliance Committee's functions include providing oversight of the monitoring processes and controls regarding the Trust. The Committee uses legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Trust's investment adviser, principal underwriter and transfer agent. For the fiscal year ended December 31, 2004, the Compliance Committee convened six times.

Investment Oversight Committees

Beginning in 2004, each Trustee of the Funds also began serving on an Investment Oversight Committee ("IOC"). Each IOC is responsible for monitoring, on an ongoing basis, a select group of funds in the Funds Complex and gives particular consideration to such matters as the Funds' adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment goals. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets four times a year. The following are members of the respective IOCs and the general categories of Funds which they review:

        IOC #1: Messrs. Lowry, Mayer and Neuhauser are responsible for reviewing
                Funds in the following asset categories: Large Growth Diversified, Large Growth Concentrated, Small Growth, Outside Managed (i.e., sub-advised) and Municipal.

        IOC #2: Mr. Hacker and Ms. Verville are responsible for reviewing Funds in the following asset categories: Large Blend, Small Blend,

                Foreign Stock, Fixed Income - Multi Sector, Fixed Income - Core and Young Investor.

        IOC#3: Messrs. Theobald and Stitzel and Ms. Kelly are responsible for reviewing Funds in the following asset categories: Large Value, Mid Cap Value, Small Value, Asset Allocation, High Yield and Money Market.

        IOC#4: Messrs. Nelson, Simpson and Woolworth are responsible for reviewing Funds in the following asset categories:
                Large/Multi-Cap Blend, Mid Cap Growth, Small Growth, Asset Allocation, Specialty Equity and Taxable Fixed Income.

Share Ownership

The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2004 (i) in each Fund and (ii) in the Funds in the Fund Complex.

                                                                                                          Aggregate
                                                                                                      Dollar Range of
                         Dollar Range                                  Dollar Range                       Equity
                          of Equity     Dollar Range   Dollar Range     of Equity     Dollar Range      Securities
                          Securities      of Equity      of Equity      Securities      of Equity      Owned in All
                         Owned in the    Securities     Securities     Owned in the    Securities     Funds Overseen
                            Asset       Owned in the   Owned in the      Federal      Owned in the     by Trustee in
                          Allocation      Large Cap    Small Company    Securities    Money Market        the Fund
    Name of Trustee          Fund        Growth Fund    Growth Fund        Fund            Fund           Complex
    ---------------      ------------   ------------   -------------   ------------   -----------     ---------------
Disinterested Trustees
Douglas A. Hacker            $ 0            $ 0            $ 0             $ 0            $ 0         Over $100,000
Janet Langford Kelly           0              0              0               0              0         Over $100,000
Richard W. Lowry               0              0              0               0              0         Over $100,000
Charles R. Nelson              0              0              0               0              0         Over $100,000
John J. Neuhauser              0              0              0               0              0         Over $100,000
Patrick J. Simpson             0              0              0               0              0         Over $100,000
Thomas E. Stitzel              0              0              0               0              0         Over $100,000
Thomas C. Theobald             0              0              0               0              0         Over $100,000
Anne-Lee Verville (a)          0              0              0               0              0         Over $100,000
Richard L. Woolworth           0              0              0               0              0         Over $100,000

Interested Trustee             0              0              0               0              0
William E. Mayer                                                                                     $50,001-$100,000

(a) Ms. Verville has elected to defer her compensation as a Trustee under the deferred compensation plan for independent Trustees of the Funds Complex. The value of her deferred compensation is determined as if the amounts had been invested, as of the date of deferral, in shares of one or more funds in the complex as specified by her. At December 31, 2004, the value of her deferred compensation account exceeded $100,000.

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that each Fund's portfolio managers managed as of each Fund's fiscal year-end.

                                Other SEC-
                            registered open-end
                             and closed-end              Other pooled
                                  funds               investment vehicles          Other accounts
                        -------------------------  -------------------------  -------------------------
  Portfolio             Number of                  Number of                  Number of
  Manager               accounts       Assets      accounts       Assets      accounts       Assets
-------------------     ---------  --------------  ---------  --------------  ---------  --------------
Leonard Aplet               9      $  3.2 billion      6      $  2.7 billion     103     $  3.4 billion
Karen Arneil               10      $   15 billion      0           N/A            12     $  700,000
Paul J. Berlinguet          8      $ 2.28 billion      1      $  381 million      14     $  155 million
Brian J. Cunningham         6      $ 2.65 billion      1      $  485 million      27     $ 93.8 million
Richard Dahlberg            6      $ 2.65 billion      0           N/A            83     $  596 million
Harvey Hirschhorn           2      $  1.1 billion      1      $  2.2 billion       4     $  1.2 million
Thomas Lettenberger         5      $  484 million      1      $   98 million       4     $   51 million
Steven Lilly                5      $  484 million      1      $   98 million       3     $   51 million
Robert Madsen*              0           N/A           14      $ 1.01 billion       0           N/A
Gregory M. Miller           7      $ 2.91 billion      1      $  485 million      59     $ 1.31 billion
Ann T. Peterson             2      $  1.1 billion      0           N/A             1     $   14,000
Jeffrey L. Rippey           7      $  2.6 billion      1      $    4 million      22     $  450 million
Klaus Ropke*                0           N/A            4      $  265 million       0          N/A

* Responses are given with respect to the Columbia Fund Complex.

See Portfolio Transactions for information on how the Advisor addresses potential conflicts of interest resulting from an individual's management of more than one account.

Ownership of Securities

The table below shows the dollar ranges of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the portfolio managers listed above at the end of each Fund's most recent fiscal year:

                           Dollar Range of Equity Securities in the
Portfolio Manager                  Fund Beneficially Owned
-----------------          ----------------------------------------
Leonard Aplet                                  $0
Karen Arneil                                   $0
Paul J. Berlinguet                             $0
Brian J. Cunningham                            $0
Richard Dahlberg                               $0
Harvey Hirschhorn                              $0
Thomas Lettenberger                      $10,000-$50,000
Steven Lilly                                   $0
Robert Madsen                                  $0
Gregory M. Miller                              $0
Ann T. Peterson                                $0
Jeffrey L. Rippey                              $0
Klaus Ropke                                    $0

Compensation

As of the Funds' most recent fiscal year end, the portfolio managers received all of their compensation from the Advisor and its parent company, Columbia Management Group, in the form of salary, bonus, stock options and restricted stock. A portfolio manager's bonus is variable and is generally based on (1) an evaluation of the manager's investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the

Advisor generally considers the one-, three- and five-year performance of mutual funds and other accounts under the portfolio manager's oversight relative to the benchmarks a portfolio manager's performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group's overall success.

--------------------------------------------------------------------------------
Portfolio Manager                          Performance Benchmark
--------------------------------------------------------------------------------
Leonard Aplet                 Standard & Poor's 500 Index and Lehman Brothers
                                            Aggregate Bond Index
--------------------------------------------------------------------------------
Karen Arneil                           First Tier Lipper Peer Group
--------------------------------------------------------------------------------
Paul J. Berlinguet            Standard & Poor's 500 Index and Lehman Brothers
                               Aggregate Bond Index (Asset Allocation Fund); Russell 2000 Growth Index (Small Company Growth
                              Fund); Russell 1000 Growth Index (Large Cap Growth
                                                   Fund)
--------------------------------------------------------------------------------
Brian J. Cunningham           Standard & Poor's 500 Index and Lehman Brothers
                                            Aggregate Bond Index
--------------------------------------------------------------------------------
Richard Dahlberg              Standard & Poor's 500 Index and Lehman Brothers
                                            Aggregate Bond Index
--------------------------------------------------------------------------------
Harvey Hirschhorn             Standard & Poor's 500 Index and Lehman Brothers
                                            Aggregate Bond Index
--------------------------------------------------------------------------------
Thomas Lettenberger                      Russell 2000 Growth Index
--------------------------------------------------------------------------------
Steven Lilly                             Russell 2000 Growth Index
--------------------------------------------------------------------------------
Robert Madsen*                Standard & Poor's 500 Index and Lehman Brothers
                                            Aggregate Bond Index
--------------------------------------------------------------------------------
Gregory M. Miller             Standard & Poor's 500 Index and Lehman Brothers
                                            Aggregate Bond Index
--------------------------------------------------------------------------------
Ann T. Peterson                       Citigroup Government/Mortgage Index
--------------------------------------------------------------------------------
Jeffrey L. Rippey             Standard & Poor's 500 Index and Lehman Brothers
                                            Aggregate Bond Index
--------------------------------------------------------------------------------
Klaus Ropke*                  Standard & Poor's 500 Index and Lehman Brothers
                                            Aggregate Bond Index
--------------------------------------------------------------------------------

* As Messrs. Madsen and Ropke are employees of Nordea, a sub-advisor, they do not participate in Columbia Management's compensation structure.

The size of the overall bonus pool each year is determined by Columbia Management Group and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and the Advisor's profitability for the year, which is influenced by assets under management.

Proxy Voting Policies

Each Fund has delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board of Trustees of the Trust reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of each Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor's policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of each Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of each Fund. The Advisor determines the best interest of each Fund in light of the potential economic return on the Fund's investment. The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of each Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor's Proxy Committee is composed of representatives of the Advisor's equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor's proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

The Advisor's' proxy voting guidelines and procedures are included in this SAI as Appendix II. In accordance with SEC regulations, a fund's proxy voting record for the twelve-month period ended June 30, 2005 will be filed with the SEC no later than August 31, 2005. You may obtain a copy of a Fund's proxy voting record (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov and (iii) without charge, upon request, by calling 800-368-0346.

Trustee Positions

As of December 31, 2004, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of Columbia Management Advisors, Inc., (the "Advisor") another investment advisor, sub-advisor or portfolio manager of any of the funds in the Fund Complex or any person controlling, controlled by or under common control with any such entity.

Approving the Investment Advisory Contract

In determining to approve the most recent annual extension of a Fund's management agreement, the Trustees met over the course of the year with the relevant investment advisory personnel from the Advisor and considered information provided by the Advisor relating to the education, experience and number of investment professionals and other personnel providing services under that agreement. See "Managing the Fund" in the Fund's Prospectus and "Trustees and Officers" in this SAI. The Trustees also took into account the time and attention devoted by senior management to the Funds and the other funds in the Fund Complex. The Trustees evaluated the level of skill required to manage the Funds and concluded that the human resources devoted by the Advisor to the Funds were appropriate to fulfill effectively the Advisor's duties under the agreement. The Trustees also considered the business reputation of the Advisor and its financial resources, and concluded that the Advisor would be able to meet any reasonably foreseeable obligations under the agreement.

The Trustees received information concerning the investment philosophy and investment process applied by the Advisor in managing the Funds. See "Principal Investment Strategies" and "Principal Investment Risks" in the Funds' Prospectus. In this connection, the Trustees considered the Advisor's in-house research capabilities as well as other resources available to the Advisor's personnel, including research services available to the Advisor as a result of securities transactions effected for the Funds and other investment advisory clients. The Trustees concluded that the Advisor's investment process, research capabilities and philosophy were well suited to each Fund, given each Fund's investment goal(s) and policies.

The Trustees considered the scope of the services provided by the Advisor to the Funds under the agreement relative to services provided by third parties to other mutual funds. See "Fund Charges and Expenses" and "Management of the Funds
- The Management Agreement". The Trustees concluded that the scope of the Advisor's services to the Funds was consistent with the Funds' operational requirements, including, in addition to its investment goal, compliance with each Fund's investment restrictions, tax and reporting requirements and related shareholder services.

The Trustees considered the quality of the services provided by the Advisor to the Funds. The Trustees evaluated the Advisor's record with respect to regulatory compliance and compliance with the investment policies of each Fund. The Trustees also evaluated the procedures of the Advisor designed to fulfill the Advisor's fiduciary duty to the Funds with respect to possible conflicts of interest, including the Advisor's code of ethics (regulating the personal trading of its officers and employees) (see "Management of the Funds - Code of Ethics"), the procedures by which the Advisor allocates trades among its various investment advisory clients and the record of the Advisor in these matters. The Trustees also received information concerning standards of the Advisor with respect to the execution of portfolio transactions. See "Management of the Funds
- Portfolio Transactions."

The Trustees considered the Advisor's management of non-advisory services provided by persons other than the Advisor by reference, among other things, to each Fund's total expenses and the reputation of each Fund's other service providers. See "Fees and Expenses" in the Fund's Prospectus. The Trustees also considered information provided by third parties relating to each Fund's investment performance relative to its performance benchmark(s), relative to other similar funds managed by the Advisor and relative to funds managed similarly by other advisors. The Trustees reviewed performance over various periods, including each Fund's one, five and ten calendar year periods and/or the life of the Fund, as applicable (See "Performance History" in the Funds' Prospectus), as well as factors identified by the Advisor as contributing to each Fund's performance. See each Fund's most recent annual and semi-annual reports. The Trustees concluded that the scope and quality of the Advisor's services was sufficient to merit reapproval of the agreement for another year.

In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information concerning fees paid to investment advisors of similarly-managed funds. The Trustees also considered the fees of the Funds as a percentage of assets at different asset levels and possible economies of scale to the Advisor. The Trustees evaluated the Advisor's profitability with respect to the Funds, concluding that such profitability appeared to be generally consistent with levels of profitability that had been determined by courts to be "not excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by the Funds directly to the Advisor, but also so-called "fallout benefits" to the Advisor such as reputational value derived from serving as investment Advisor to the Funds and the research services available to the Advisor by reason of brokerage commissions generated by each Fund's turnover. In evaluating the Funds' advisory fees, the Trustees also took into account the complexity of investment management for the Funds relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds, require greater intensity of research and trading acumen than larger capitalization or more diversified funds. See "The Funds" in the Funds' Prospectus.

Based on the foregoing, the Trustees concluded that the fees to be paid the Advisor under the advisory agreement were fair and reasonable, given the scope and quality of the services rendered by the Advisor.

General

Messrs. Lowry, Mayer and Neuhauser are also trustees/directors of the Liberty All-Star Funds. Mr. Neuhauser and Ms. Verville are also directors of Columbia Management Multi-Strategy Hedge Fund, LLC.

The Trustees serve as trustees of all open-end Funds managed by the Advisor for which each Trustee will receive an annual retainer of $45,000 and attendance fees of $9,500 for each regular and special joint board meeting and $1,000 for each special telephonic joint board meeting. The Chairman of the Board receives an additional annual retainer of $40,000 for serving in this capacity. All committee chairs, except the Audit Committee chair, receive an annual retainer of $5,000 and members of Committees, except the Audit Committee, receive $1,500 for each committee meeting . The Audit Committee chair receives an annual retainer of $10,000 and each Audit Committee member receives $2,000 for each Audit Committee meeting. Committee members receive $1,000 for each special telephonic committee meeting. Two-thirds of the Trustee fees are allocated among the Funds based on each Fund's relative net assets and one-third of the fees is divided equally among the Funds.

The Advisor and/or its affiliate, Colonial Advisory Services, Inc. (CASI), has rendered investment advisory services to investment company, institutional and other clients since 1931. Trustees and officers of the Trust, who are also officers of the Advisor or its affiliates, will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Trust.

The Agreement and Declaration of Trust (Declaration) of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

The Trustees have the authority to convert the Funds into a master fund/feeder fund structure. Under this structure, a Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment goals, policies and restrictions as the Fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.

Management Agreement

Under a Management Agreement (Agreement), the Advisor has contracted to furnish each Fund with investment research and recommendations or fund management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, each Fund pays a monthly fee based on the average of the daily closing value of the total net assets of each Fund for such month. Under the Agreement, any liability of the Advisor to the Trust, a Fund and/or its shareholders is limited to situations involving the Advisor's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

The Agreement may be terminated with respect to a Fund at any time on 60 days' written notice by the Advisor or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually
(i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Advisor pays all salaries of officers of the Trust. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing any Prospectuses sent to shareholders. Columbia Management Distributors, Inc. (formerly named Columbia Funds Distributor, Inc.) (CMD) pays the cost of printing and distributing all other Prospectuses.

                             MANAGEMENT ARRANGEMENTS

                As described in the Prospectus, the portfolio of each Fund is managed by Columbia Management Advisors, Inc. Each Fund has its own Advisory Agreement with by Columbia Management Advisors, Inc. Columbia Management Advisors, Inc. is a wholly owned subsidiary of Columbia Management Group, Inc., (Columbia). On April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America Corporation. As a result of this acquisition, CMA is now an indirect wholly-owned subsidiary of Bank of America Corporation. Each of Bank of America Corporation and Columbia is located at 100 Federal Street, Boston, Massachusetts 02111.

        The directors of Columbia are Keith T. Banks and Roger Sayler. The position held by Mr. Banks is listed above. Mr. Sayler is a Managing Director of Fleet Asset Management. The business address of Messrs. Banks and Sayler is 590 Madison Avenue, 36th Floor, Mail Stop NYEH30636A, New York, New York 10022.

        On April 1, 2003, certain investment advisory subsidiaries of Columbia, including Stein Roe, merged into Columbia (which previously was known as Columbia Management Company). Prior to April 1, 2003, Stein Roe managed each Fund as well as provided certain administrative and pricing and bookkeeping services to each Fund. As a result of the merger, Columbia assumed these functions.

        Columbia, at its own expense, provides office space, facilities and supplies, equipment and personnel for the performance of its functions under each Fund's Advisory Agreement and pays all compensation of the Trustees, officers and employees who are employees of Columbia.

        Each Fund's Advisory Agreement provides that neither Columbia nor any of its directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to the Trust or any shareholder of the Fund for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by Columbia of its duties under the Advisory Agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of Columbia in the performance of its duties or from reckless disregard by Columbia of its obligations and duties under the Advisory Agreement.

        Under an Administration Agreement with the Trust, Columbia provides each Fund with administrative services, excluding investment advisory services. Specifically, Columbia is responsible for preparing financial statements, providing office space and equipment in connection with the maintenance of the headquarters of the Trust, preparing and filing required reports and tax returns, arrangements for meetings, maintenance of the Trust's corporate books and records, communication with shareholders, providing internal legal services and oversight of custodial, accounting and other services provided to the Funds by others. The Administration Agreement provides that Columbia may, in its discretion, arrange for administrative services to be provided to the Trust by any of its affiliates.

        Under separate agreements, Columbia is responsible for providing certain pricing and other record keeping services to the Funds pursuant to a pricing and bookkeeping agreement. Under a separate agreement (Outsourcing Agreement), Columbia has delegated those functions to State Street Corporation (State Street). Columbia pays fees to State Street under the Outsourcing Agreement. The Trust believes that the charges by Columbia to the Trust for these services are comparable to those of other companies performing similar services.

        Nordea Investment Management North America, Inc. (NIMNAI), which is located at 437 Madison Avenue, 22nd Floor, New York, New York 10022, serves as an investment sub-advisor for the Asset Allocation Fund. NIMNAI, a registered investment advisor since 2001, replaced Nordea Securities, Inc. (NSI) as the investment sub-advisor for the Asset Allocation Fund effective January 1, 2002. NIMNAI is an indirect, wholly owned subsidiary of Nordea AB (formerly Nordic Baltic Holding Group), one of Scandinavia's leading financial institutions. As part of an internal reorganization, Nordea AB created NIMNAI to assume the investment management business of NSI. NIMNAI manages and operates its investment management business in substantially the same manner as NSI managed and operated its investment management business. The same personnel who performed investment management functions for the Asset Allocation Fund at NSI continue to perform those functions on behalf of NIMNAI. NIMNAI's investment decisions for the Asset Allocation Fund are made by an investment team. NIMNAI offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations, and insurance companies, as well as to mutual fund sponsors on a sub-advisory basis.

        Under the sub-advisory agreement with Columbia and the Trust, on behalf of the Asset Allocation Fund, Nordea manages a portion of the Asset Allocation Fund's foreign securities, as determined by Columbia, in accordance with the investment goal, policies and limitations of the Asset Allocation Fund. For the services rendered by NIMNAI under the sub-advisory agreement, Columbia pays NIMNAI a monthly fee at the annual rate of 0.40% of the average daily net asset value of the portion of the Asset Allocation Fund's assets managed by NIMNAI. Any liability of NIMNAI to the Trust, the Asset

Allocation Fund and/or Asset Allocation Fund shareholders is limited to situations involving NIMNAI's own willful misfeasance, bad faith or gross negligence in the performance of its duties. In addition to the services provided by NIMNAI to the Asset Allocation Fund, NIMNAI also provides sub-advisory and other services and facilities to other investment companies.

                           TRUST CHARGES AND EXPENSES

Management Fees:

         Each Fund pays the Advisor an annual advisory fee based on the following schedule. Fees are computed and accrued daily and paid monthly.

                                                Fee Rate
                                                --------
Small Company Growth Fund                   First $1 billion        0.50%
                                           Next $500 million        0.45%
                                           Over $1.5 billion        0.40%

Large Cap Growth Fund                       First $1 billion        0.50%
                                             Over $1 billion        0.45%

Asset Allocation Fund                       First $1 billion        0.45%
                                           Next $500 million        0.40%
                                           Over $1.5 billion        0.35%

Money Market Fund                         First $500 million        0.35%
                                           Next $500 million        0.30%
                                             Over $1 billion        0.25%

The Federal Securities Fund's Investment Advisory Agreement with Columbia Management Advisors, Inc. has been amended so that, effective February 9, 2005, the fees payable thereunder are paid at the following reduced rates:

Federal Securities Fund                   First $500 million        0.38%
                                           Next $500 million        0.33%
                                           Next $500 million        0.30%
                                  $1.5 billion to $3 billion        0.27%
                                    $3 billion to $6 billion        0.26%
                                             Over $6 billion        0.25%

Previously, Columbia Management had, with respect to the period from November 1, 2004 to February 9, 2005, waived a portion of its fees, so that it retained fees at the rates shown above for the Federal Securities Fund.

Prior to November 1, 2004, Federal Securities Fund paid the Advisor an annual advisory fee as follows:

Federal Securities Fund                     First $1 billion        0.40%
                                             Next $1 billion        0.35%
                                             Over $2 billion        0.30%

During each year in the three-year period ended December 31, 2004, pursuant to the Advisory Agreements, each Fund paid the Advisor management fees as follows:

                                     2004          2003          2002
                                     ----          ----          ----
Small Company Growth Fund        $   308,889   $   274,018   $   309,076
Large Cap Growth Fund                695,954       725,278       971,607
Asset Allocation Fund              1,292,190     1,229,183     1,280,078
Federal Securities Fund              859,409       956,165       765,362
Money Market Fund                    749,429       841,134       930,449

Prior to November 1, 2003, The advisor received a monthly investment advisory fee from each Fund at the following rates:

                                             Annual Fee Rate
                                             (as a percentage
                                             of average net
                                                assets)
                                             ----------------
Small Company Growth Fund                        0.50%
Large Cap Growth Fund                            0.50% (1)
Asset Allocation Fund                            0.45%
Federal Securities Fund                          0.40%
Money Market Fund                                0.35%

(1) Effective July 1, 2001, a management fee breakpoint was implemented at 0.50% of average net assets on the first $1 billion and 0.45% of average net assets thereafter.

Administrative Expenses:

        Each Fund pays the Advisor an annual administrative fee. Fees are computed and accrued daily and paid monthly at an annual rate of 0.15% of average net assets. During each year in the three-year period ended December 31, 2004, pursuant to the Administration Agreement, each Fund paid the Advisor or an affiliate thereof administrative fees as follows:

                                     2004          2003          2002
                                     ----          ----          ----
Small Company Growth Fund        $    92,667   $    82,143   $    92,724
Large Cap Growth Fund                208,936       217,583       291,482
Asset Allocation Fund                430,730       410,561       426,693
Federal Securities Fund              322,279       358,562       287,011
Money Market Fund                    321,184       360,486       398,764

Accounting and Bookkeeping Expenses:

        Prior to July 1, 2001, each Fund paid Stein Roe an additional fee for accounting and bookkeeping services in the annual amount of $25,000 plus .0025% of average daily net assets in excess of $50 million. Effective July 1, 2001, the Advisor entered a separate agreement (Outsourcing Agreement). Under the Outsourcing Agreement, those functions have been delegated to State Street. The Advisor, as the successor to Stein Roe, pays fees to State Street under the Outsourcing Agreement.

        Under its accounting and bookkeeping agreement with the Funds, the Advisor receives from each Fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

..   an annual flat fee of $10,000, paid monthly; and
..   in any month that the Fund has average net assets of more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

        The Funds reimburse the Advisor for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

        During each year in the three-year period ended December 31, 2004, pursuant to the agreement, each Fund paid the advisor fees as follows:

                                     2004          2003          2002
                                     ----          ----          ----
Small Company Growth Fund        $    23,212   $    22,514   $    33,521
Large Cap Growth Fund                 41,477        52,508        82,660
Asset Allocation Fund                182,986       122,792       118,648
Federal Securities Fund               95,836        97,315        87,816
Money Market Fund                     64,715        73,006       114,852

        In addition, under the Funds' transfer agency agreement, each Fund pays Columbia Funds Services, Inc.(formerly named Liberty Funds Services, Inc.)
(CFS), an affiliate of Columbia, a fee in the amount of $7,500 per year, payable in monthly installments of $625. During each year in the three-year period ended December 31, 2004, each Fund listed below made payments as follows to CFS for these services:

                                     2004          2003          2002
                                     ----          ----          ----
Small Company Growth Fund        $     7,500   $     7,500   $     7,500
Large Cap Growth Fund                  7,500         7,500         7,500
Asset Allocation Fund                  7,500         7,500         7,500
Federal Securities Fund                7,500         7,500         7,500
Money Market Fund                      7,500         7,500         7,500

12b-1 Fees:

        Each Fund listed below paid CMD distribution fees as follows during each year in the three-year period ended December 31, 2004, as described in the
Prospectus:

                                     2004          2003          2002
                                     ----          ----          ----
Small Company Growth Fund        $         2   $         2   $         2
Large Cap Growth Fund                 59,029        57,418        68,911
Asset Allocation Fund                165,465       138,202       126,591
Federal Securities Fund              262,048       268,593       188,770

Expense Limitation:

        The Advisor has voluntarily agreed to reimburse all expenses, including management fees, but excluding interest, taxes, 12b-1, brokerage and extraordinary expenses of certain Funds as follows:

Fund                             Expenses Exceeding
-----                            ------------------
Federal Securities Fund          0.70% of average net assets
Large Cap Growth Fund            0.80% of average net assets
Asset Allocation Fund            0.75% of average net assets
Money Market Fund                0.65% of average net assets

        Effective April 14, 2003, the Advisor has voluntarily agreed to reimburse fees at the annual rate of 0.02% of the Small Company Growth Fund's average daily net assets. This arrangement may be modified or terminated by the advisor at any time. Prior to April 14, 2003, Stein Roe & Farnham Incorporated had voluntarily agreed to reimburse the Fund for certain expenses so the total expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) would not exceed 0.80% annually of the Fund's average daily net assets.

        CMD has voluntarily agreed to reimburse certain Funds for the following portions of the Class B share 12b-1 distribution fee expenses, incurred by each Fund when the Class B share total expenses (including 12b-1 fee) is in excess of the following percentages of Class B's average daily net asset value per annum (to the extent that aggregate Class B expenses exceed the expense limit):

                                                    Reimburse
                                   Class B       distribution fee
Fund:                            expense limit:    in excess of:
-----                            --------------  ----------------
Asset Allocation Fund                 0.90%            0.15%
Large Cap Growth Fund                 0.95%            0.15%
Federal Securities Fund               0.90%            0.20%

        These arrangements may be terminated by the Advisor and CMD at any time.

        Prior to May 1, 2001, the Advisor contractually reimbursed all expenses, including management fees, but excluding interest, taxes, 12b-1, brokerage and extraordinary expenses of the Funds as follows:

Fund                             Expenses Exceeding
-----                            ------------------
Small Company Growth Fund        0.80% of average net assets
Large Cap Growth Fund            0.80% of average net assets
Asset Allocation Fund            0.75% of average net assets
Federal Securities Fund          0.70% of average net assets
Money Market Fund                0.65% of average net assets

        Prior to May 1, 2001, CMD contractually reimbursed the following Funds for the following portions of the Class B share 12b-1 distribution fee expenses, incurred by each Fund when the Class B share total expenses (including 12b-1 fee) were in excess of the following percentages of Class B's average daily net asset value per annum (to the extent that aggregate Class B expenses exceed the expense limit):

                                                    Reimburse
                                   Class B       distribution fee
Fund:                            expense limit:    in excess of:
-----                            --------------  ----------------
Asset Allocation Fund                 0.90%            0.15%
Large Cap Growth Fund                 0.95%            0.15%

Fees or Expenses Waived or Borne by Columbia and/or CMD:

        During each year in the three-year period ended December 31, 2004, the following fees or expenses were waived or borne by Columbia and/or CMD:

Fund:                                2004          2003          2002
-----                                ----          ----          ----
Small Company Growth Fund        $    15,538   $    12,253   $    10,872
Large Cap Growth Fund                 15,425        13,789        20,054
Asset Allocation Fund                123,890        68,992        23,731
Federal Securities Fund               15,840        10,066        7,158
Money Market Fund                      N/A         104,339         N/A

Sales-Related Expenses:

                Sales-related expenses of CMD relating to each of the Funds' Class B shares for the year ended December 31, 2004 were as follows :

                                                Small      Large Cap       Asset       Federal
                                               Company      Growth      Allocation    Securities
                                             Growth Fund     Fund          Fund         Fund
                                             -----------   ---------   -----------   ------------
Fees to Financial Service Firms (FSFs)            $ 2       $ 58,998     $ 165,493     $ 262,011
Cost of sales material relating to the
Fund (including printing and mailing
expenses)                                          12          1,423         5,173         4,276
Allocated travel, entertainment and
other promotional expenses (including
advertising)                                       13          1,542         5,605         4,633

                                  UNDERWRITERS

        CMD, One Financial Center, Boston, MA 02111, serves as the principal underwriter of the Funds. CMD is a subsidiary of Columbia. The Trustees have approved a Distribution Plan and Agreement (Plan) pursuant to Rule 12b-1 under the 1940 Act for the Class B shares of the Funds. Under the Plan, the Funds, except for the Money Market Fund, pay the distributor a monthly distribution fee at the aggregate annual rate of up to 0.25% of each Fund's Class B share average daily net assets. The distributor has voluntarily agreed to waive a portion of the fee for some of the Funds to an amount so that the expenses of these Funds do not exceed the limits as described above under "Expense Limitation." The distributor may use the entire amount of such fees to defray the cost of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution fees are payable regardless of the amount of the distributor's expenses, the distributor may realize a profit from the fees.

        The Plan authorizes any other payments by the Funds to the distributor and its affiliates (including Columbia) to the extent that such payments might be construed to be indirect financing of the distribution of fund shares.

        The Trustees believe the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each Fund's shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund's shares, on 60 days' written notice to the distributor. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.

        In addition to the commissions specified in a Fund's prospectus and this SAI, CMD, or its advisory affiliates, from their own resources, may make cash payments to FSF's that agree to promote the sale of shares of funds that CMD distributes. A number of factors may be considered in determining the amount of those payments, including the FSF's sales, client assets invested in the funds and redemption rates, the quality of the FSF's relationship with CMD and/or its affiliates, and the nature of the services provided by FSF's to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the FSF's representatives, and inclusion of the Fund on focus, select or other similar lists.

        Subject to applicable rules, CMD may also pay non-cash compensation to FSF's and their representatives, including: (i) occasional gifts (ii) occasional meals, or other entertainment; and/or (iii) support for FSF educational or training events.

        In addition, CMD, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

        In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund.

        CMD and its affiliates anticipate that the FSF's and intermediaries that will receive the additional compensation described above include:

1st Global Capital Corp
401 Company
ABN AMRO Trust Services
ADP Retirement Services
Advest
AEGON/Transamerica
AG Edwards
American Century Services
American Express
AMG
AON Consulting
AST Trust Company
Banc of America Investment Services
BancOne
Bear Stearns
Benefit Plan Administrators
Bidwell & Company BNY Clearing
C N A Trust
Charles Schwab
CIBC Oppenheimer
Citigroup Global Markets
CitiStreet Associates LLC
City National Bank
City of Milwaukee
Columbia Trust Company
Commonwealth Financial
Compensation & Capital
CPI Qualified Plan Consultants
Daily Access Concepts
Davenport & Company
Delaware Investments
Digital Retirement Solutions
Discover Brokerage
Dreyfus/Mellon
Edgewood Services
Edward Jones
E-Trade,

ExpertPlan
FAS Liberty Life Spectrum
Ferris Baker Watts
Fidelity
Financial Data Services
Franklin Templeton
Freeman Welwood
Gem Group
Great West Life
Hewitt Associates LLC
Huntington Bank
ING
Intermountain Health Care
Investmart, Inc.
Investment Manager Services (IMS)
Janney Montgomery Scott
JJB Hilliard Lyons
JP Morgan/American Century
Kenney Investments
Kirkpatrick Pettis Smith Polian Inc
Legg Mason Wood Walker
Liberty Life
Lincoln Financial
Lincoln Life
Linsco Private Ledger
M & T Securities
Marquette Trust Company
Mass Mutual Life
Matrix Settlement & Clearance Services (MSCS)
McDonald Investments
Merrill Lynch
MetLife
MFS
Mfund Trax
MidAtlantic Capital
Milliman USA
Morgan Keegan
Morgan Stanley Dean Witter
PFPC
Nationwide Investment Services
Neuberger Berman Mgmt
NFP
Securities
NSD -NetStock Sharebuilder
NYLife Distributors
Optimum Investment Advisors
Orbitex

Pershing LLC
Phoenix Home Life
Piper Jaffray
PNC
PPI Employee Benefits
Private Bank & Trust
Prudential
Putnam Investments
Raymond James
RBC Dain Rausher
Robert W Baird
Royal Alliance
RSM McGladrey Inc.
Safeco
Scott & Stringfellow
Scudder Investments
Security Benefit
Segall Bryant Hamill
South Trust Securities
Southwest Securities
Standard Insurance
Stanton Group
State of NY Deferred Compensation Plan
Stephens, Inc.
Stifel Nicolaus & Co
Strong Capital
Sungard T Rowe Price
Trustar Retirement Services
Trustlynx/Datalynx
UBS Financial Services
USAA Investment Management
Vanguard
Wachovia
TD Waterhouse
Webster Investment Services
Wells Fargo
Wilmington Trust

Please contact your FSF or intermediary for details about payments it may receive.

                                 CODE OF ETHICS

        The Funds, Columbia, CMD and Nordea have adopted Codes of Ethics pursuant to the requirements of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. These Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. These Codes are also available on the EDGAR Database on the SEC's internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                        ANTI-MONEY LAUNDERING COMPLIANCE

        The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional information from you to verify your identity. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to "freeze" a shareholder's account, halting all shareholder activity with respect to such account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit a Fund to inform the shareholder that it has taken the actions described above.

                       DISCLOSURE OF PORTFOLIO INFORMATION

        The Trustees of the Columbia Funds have adopted policies with respect to the disclosure of the Funds' portfolio holdings by the Funds, Columbia Management, or their affiliates. These policies provide that Fund portfolio holdings information generally may not be disclosed to any party prior to (1) the day next following the posting of such information on the Funds' website at www.columbiafunds.com, (2) the day next following the filing of the information with the SEC in a required filing, or (3) for money market funds, such information is publicly available to all shareholders upon request on the fifth business day after each calendar month-end. Certain limited exceptions pursuant to each Fund's policies are described below. The Trustees shall be updated as needed regarding each Fund's compliance with the policies, including information relating to any potential conflicts of interest between the interests of Fund shareholders and those of Columbia Management and its affiliates. Each Fund's policies prohibit Columbia disclose Fund portfolio holdings information in exchange for any form of consideration. These policies apply to disclosures to all categories of persons, including, without limitation, individual investors, institutional investors, intermediaries that distribute the Fund's shares, third-party service providers, rating and ranking organizations and affiliated persons of the Fund.

        Public Disclosures. Each Fund's portfolio holdings are currently disclosed to the public through required filings with the SEC. The Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of each Fund's fiscal year). Shareholders may obtain a Fund's Forms N-CSR and N-Q filings on the SEC's website at www.sec.gov. In addition, each Fund's Forms N-CSR and N-Q filings may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's website or the operation of the public reference room.

        Many equity and fixed income Columbia Funds also currently make portfolio information publicly available at www.columbiafunds.com, as disclosed in the following table:

---------------------------------------------------------------------------------------
                                                   Frequency of
Type of Fund             Information Provided       Disclosure     Date of Web Posting
---------------------------------------------------------------------------------------
Equity Funds           Full portfolio holdings     Monthly       30 calendar days after
                       information.                                     month-end.
---------------------------------------------------------------------------------------
Fixed Income Funds     Full portfolio holdings    Quarterly      60 calendar days after
                       information.                                    quarter-end
---------------------------------------------------------------------------------------

        The scope of the information provided relating to a Fund's portfolio that is made available on the website may change from time to time without prior notice.

        For Columbia's money market funds, a complete list of a Fund's portfolio holdings shall be publicly available on a monthly basis on the fifth business date after month-end. Shareholders may request such information by writing or calling the Funds' distributor, Columbia Management Distributors, Inc. at the address listed on the cover of this SAI.

        A Fund, Columbia Management or their affiliates may include portfolio holdings information that has already been made public through a web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the day after the date the information is disclosed publicly.

        Other Disclosures. The Funds' policies provide that non-public disclosures of each Fund's portfolio holdings may be made if (1) a Fund has a legitimate business purpose for making such disclosure, (2) a Fund's chief executive officer authorizes such non-public disclosure of information, and (3) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information.

        The Funds periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist a Fund with its day-to-day business affairs. In addition to Columbia Management and its affiliates, these service providers include the Fund's custodian and sub-custodians, the Fund's independent registered public accounting firm, legal counsel, financial printers (R.R. Donnelly & Sons and Bowne & Co., Inc.), the Fund's proxy voting service provider (Alamo Direct Mail Services, Inc.), the Fund's proxy solicitor (Georgeson Shareholder Communications Inc.), rating agencies that maintain ratings on certain Columbia Funds (Fitch, Inc.) and service providers that support Columbia Management's trading systems (InvestorTool, Inc. and Thomson Financial). These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to a Fund. Each Fund may also disclose portfolio holdings information to broker/dealers and certain other entities related to potential transactions and management of a Fund, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

        Certain clients of the Funds' investment adviser(s) may follow a strategy similar to that of the Funds, and have access to portfolio holdings information for their account. It is possible that such information could be used to infer portfolio holdings information relating to a Fund.

                                    CUSTODIAN

        State Street Bank and Trust Company (State Street) , located at 2 Avenue De Lafayette, Boston, MA 02111-2900, is the custodian for the Funds. It is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Trust, and performing other administrative duties, all as directed by authorized persons. State Street does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses of the Funds. Portfolio securities purchased in the U.S. are maintained in the custody of State Street or other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies who are members of State Street's Global Custody Network and foreign depositories (foreign sub-custodians).

        With respect to foreign sub-custodians, there can be no assurance that a Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians or application of foreign law to a Fund's foreign sub-custodial arrangements. Accordingly, an investor should recognize that the non-investment risks involved in holding assets abroad are greater than those associated with investing in the U.S.

        The Funds may invest in obligations of State Street and may purchase or sell securities from or to State Street.

                             PORTFOLIO TRANSACTIONS

        Columbia places the orders for the purchase and sale of portfolio securities and options and futures contracts for its clients, including private clients and mutual fund clients (Clients). Columbia's overriding objective in selecting brokers and dealers to effect portfolio transactions is to seek the best combination of net price and execution. The best net price, giving effect to brokerage commissions, if any, is an important factor in this decision; however, a number of other judgmental factors may also enter into the decision. These factors include Columbia's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being purchased or sold; the size of the transaction; the desired timing of the transaction; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others considered; Columbia's knowledge of the financial condition of the broker or dealer selected and such other brokers and dealers; and Columbia's knowledge of actual or apparent operation problems of any broker or dealer.

        Recognizing the value of these factors, Columbia may cause a Client to pay a brokerage commission in excess of that which another broker may have charged for effecting the same transaction. Columbia has established internal policies for the guidance of its trading personnel, with respect to broker selection. Columbia has discretion for all trades of the Funds. Transactions which vary from the guidelines are subject to periodic supervisory review. These guidelines are reviewed and periodically adjusted, and the general level of brokerage commissions paid is periodically reviewed by Columbia. Evaluations of the reasonableness of brokerage commissions, based on the factors described in the preceding paragraph, are made by Columbia's trading personnel while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by Columbia, and reports are made annually to the Board of Trustees.

        Columbia maintains and periodically updates a list of approved brokers and dealers which, in Columbia's judgment, are generally capable of providing best price and execution and are financially stable. Columbia's traders are directed to use only brokers and dealers on the approved list, except in the case of Client designations of brokers or dealers to effect transactions for such Clients' accounts.

        It is Columbia's practice, when feasible, to aggregate for execution as a single transaction orders for the purchase or sale of a particular security for the accounts of several Clients (and, when feasible, Columbia clients), in order to seek a lower commission or more advantageous net price. The benefit, if any, obtained as a result of such aggregation generally is allocated pro rata among the accounts of Clients which participated in the aggregated transaction. In some instances, this may involve the use of an "average price" execution wherein a broker or dealer to which the aggregated order has been given will execute the order in several separate transactions during the course of a day at differing prices and, in such case, each Client participating in the aggregated order will pay or receive the same price and commission, which will be an average of the prices and commissions for the several separate transactions executed by the broker or dealer.

Investment Research Products and Services Furnished by Brokers and Dealers

        Columbia engages in the long-standing practice in the money management industry of acquiring research and brokerage products and services (research products) from broker-dealer firms in return directing trades for Client accounts to those firms. In effect, Columbia is using the commission dollars generated from these Client accounts to pay for these research products. The money management industry uses the term "soft dollars" to refer to this industry practice. Columbia may engage in soft dollar transactions on trades for those Client accounts for which Columbia has the discretion to select the broker-dealers.

        The ability to direct brokerage for a Client account belongs to the Client and not to Columbia. When a Client grants Columbia the discretion to select broker-dealers for Client trades, Columbia has a duty to seek the best combination of net price and execution. Columbia faces a potential conflict of interest with this duty when it uses Client trades to obtain soft dollar products. This conflict exists because Columbia is able to use the soft dollar products in managing its Client accounts without paying cash (hard dollars) for the product. This reduces Columbia's expenses.

        Moreover, under a provision of the federal securities laws applicable to soft dollars, Columbia is not required to use the soft dollar product in managing those accounts that generate the trade. Thus, the Client accounts that generate the brokerage commission used to acquire the soft dollar product may not benefit directly from that product. In effect, those accounts are cross subsidizing Columbia's management of the other accounts that do benefit directly from the product. This practice is explicitly sanctioned by a provision of the Securities Exchange Act of 1934, which creates a "safe harbor" for soft dollar transactions conducted in a specified manner. Although it is inherently difficult if not impossible to document, Columbia believes that over time most, if not all, Clients benefit from soft dollar products such that cross subsidizations even out.

        Columbia attempts to reduce or eliminate this conflict by directing Client trades for soft dollar products only if Columbia concludes that the broker-dealer supplying the product is capable of providing a combination of the best net price and execution on the trade. As noted above, the best net price, while significant, is one of a number of judgmental factors Columbia considers in determining whether a particular broker is capable of providing the best net price and execution. Columbia may cause a Client account to pay a brokerage commission in a soft dollar trade in excess of that which another broker-dealer might have charged for the same transaction.

        Columbia acquires two types of soft dollar research products: (i) proprietary research created by the broker-dealer firm executing the trade and
(ii) other products created by third parties that are supplied to Columbia through the broker-dealer firm executing the trade.

        Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. Columbia's research analysts periodically rate the quality of proprietary research produced by various broker-dealer firms. Based on these evaluations, Columbia develops target levels of commission dollars on a firm-by-firm basis. Columbia attempts to direct trades to each firm to meet these targets.

        Columbia also uses soft dollars to acquire products created by third parties that are supplied to Columbia through broker-dealers executing the trade (or other broker-dealers who "step in" to a transaction and receive a portion of the brokerage commission for the trade). These products include the following:

..   Database Services--comprehensive databases containing current and/or historical information on companies and industries. Examples include historical securities prices, earnings estimates, and SEC filings. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).
..   Quotation/Trading/News Systems--products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.
..   Economic Data/Forecasting Tools--various macro economic forecasting tools, such as economic data and economic and political forecasts for various countries or regions.
..   Quantitative/Technical Analysis--software tools that assist in quantitative and technical analysis of investment data.
..   Fundamental Industry Analysis--industry-specific fundamental investment research.
..   Fixed Income Security Analysis--data and analytical tools that pertain specifically to fixed income securities. These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, that are relevant to fixed income securities.
..   Other Specialized Tools--other specialized products, such as specialized economic consulting analyses and attendance at investment oriented conferences.

        Many third-party products include computer software or on-line data feeds. Certain products also include computer hardware necessary to use the product.

        Certain of these third party services may be available directly from the vendor on a hard dollar basis. Others are available only through broker-dealer firms for soft dollars. Columbia evaluates each product to determine a cash (hard dollars) value of the product to Columbia. Columbia then on a product-by-product basis targets commission dollars in an amount equal to a specified multiple of the hard dollar value to the broker-dealer that supplies the product to Columbia. In general, these multiples range from 1.25 to 1.85 times the hard dollar value. Columbia attempts to direct trades to each firm to meet these targets. (For example, if the multiple is 1.5:1.0, assuming a hard dollar value of $10,000, Columbia will target to the broker-dealer providing the product trades generating $15,000 in total commissions.)

        The targets that Columbia establishes for both proprietary and for third party research products typically will reflect discussions that Columbia has with the broker-dealer providing the product regarding the level of commissions it expects to receive for the product. However, these targets are not binding commitments, and Columbia does not agree to direct a minimum amount of commissions to any broker-dealer for soft dollar products. In setting these targets, Columbia makes a determination that the value of the product is reasonably commensurate with the cost of acquiring it. These targets are established on a calendar year basis. Columbia will receive the product whether or not commissions directed to the applicable broker-dealer are less than, equal to or in excess of the target. Columbia generally will carry over target shortages and excesses to the next year's target. Columbia believes that this practice reduces the conflicts of interest associated with soft dollar transactions, since Columbia can meet the non-binding expectations of broker-dealers providing soft dollar products over flexible time periods. In the case of third party products, the third party is paid by the broker-dealer and not by Columbia. Columbia may enter into a contract with the third party vendor to use the product. (For example, if the product includes software, Columbia will enter into a license to use the software from the vendor.)

        In certain cases, Columbia may use soft dollars to obtain products that have both research and non-research purposes. Examples of non-research uses are administrative and marketing functions. These are referred to as "mixed use" products. In each case, Columbia makes a good faith evaluation of the research and non-research uses of these services. These evaluations are based upon the time spent by Firm personnel for research and non-research uses. Columbia pays the provider in cash (hard dollars) for the non-research portion of its use of these products.

        Columbia may use research obtained from soft dollar trades in the management of any of its discretionary accounts. Thus, consistent with industry practice, Columbia does not require that the Client account that generates the trade receive any benefit from the soft dollar product obtained through the trade. As noted above, this may result in cross subsidization of soft dollar products among Client accounts. As noted therein, this practice is explicitly sanctioned by a provision of the Securities Exchange Act of 1934, which creates a "safe harbor" for soft dollar transactions conducted in a specified manner.

        In certain cases, Columbia will direct a trade to one broker-dealer with the instruction that it execute the trade and pay over a portion of the commission from the trade to another broker-dealer who provides Columbia with a soft dollar research product. The broker-dealer executing the trade "steps out" of a portion of the commission in favor of the other broker-dealer providing the soft dollar product. Columbia may engage in step out transactions in order to direct soft dollar commissions to a broker-dealer which provides research but may not be able to provide best execution. Brokers who receive step out commissions typically are brokers providing a third party soft dollar product that is not available on a hard dollars basis. Columbia has not engaged in step out transactions as a manner of compensating broker-dealers that sell shares of investment companies managed by Columbia.

        In light of the fact that Columbia may also provide advisory services to the Participating Insurance Companies, and to other advisory accounts that may or may not be registered investment companies, securities of the same issuer may be included, from time to time, in the portfolios of the Funds and these other entities where it is consistent with their respective investment objectives. If these entities desire to buy or sell the same portfolio security at about the same time, combined purchases and sales may be made, and in such event the security purchased or sold normally will be allocated at the average price and as nearly as practicable on a pro-rata basis in proportion to the amounts desired to be purchased or sold by each entity. While it is possible that in certain instances this procedure could adversely affect the price or number of shares involved in the Funds' transactions, it is believed that the procedure generally contributes to better overall execution of the Funds' portfolio transactions.

        Because Columbia's personnel may also provide investment advisory services to the Participating Insurance Companies and other advisory clients, it may be difficult to quantify the relative benefits received by the Trust and these other entities from research provided by broker-dealers.

        The Trust has arranged for State Street, as its custodian, to act as a soliciting dealer to accept any fees available to State Street as a soliciting dealer in connection with any tender offer for a Fund's portfolio securities. State Street will credit any such fees received against its custodial fees. However, the Board has been advised by counsel that recapture by a mutual fund currently is not permitted under the Conduct Rules of the National Association of Securities Dealers, Inc.

        The Trust's purchases and sales of securities not traded on securities exchanges generally are placed by Columbia with market makers for these securities on a net basis, without any brokerage commissions being paid by the Trust. Net trading does involve, however, transaction costs. Included in prices paid to underwriters of portfolio securities is the spread between the price paid by the underwriter to the issuer and the price paid by the purchasers. Each Fund's purchases and sales of portfolio securities in the over-the-counter market usually are transacted with a broker-dealer on a net basis without any brokerage commission being paid by such Fund, but do reflect the spread between the bid and asked prices. Columbia may also transact purchases of some portfolio securities directly with the issuers.

        With respect to a Fund's purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, Columbia may also consider the part, if any, played by the broker or dealer in bringing the security involved to Columbia's attention, including investment research related to the security and provided to the Fund.

        The table below shows information on brokerage commissions paid by Federal Securities Fund, Small Company Growth Fund, Large Cap Growth Fund and Asset Allocation Fund during the three fiscal years ended December 31, 2004, . Money Market Fund did not pay commissions on any of its transactions during the fiscal years ended December 31, 2004.

                                                                                 Small
                                                    Federal     Large Cap       Company         Asset
                                                  Securities     Growth         Growth        Allocation
Fiscal year ended December 31, 2004                  Fund         Fund           Fund           Fund
                                                  ----------   ------------   ------------   -------------
Total amount of brokerage commissions              $ 2,453     $     43,096   $  5,403,405   $     236,992
Total amount of directed transactions                    0        4,346,393    171,047,534      44,463,151
Total amount of commissions on directed
  transactions                                           0            3,909        252,144          13,308
Total amount of brokerage commissions paid to
  Fleet Securities, Inc. (% of total commission
  paid)                                                  0                0              0               0
Total amount of brokerage commissions paid to
  Banc of America Securities (% of total
  commission paid)                                       0                0              0            0.15%

                                                                                 Small
                                                    Federal       Growth        Company         Asset
                                                  Securities      Stock         Growth        Allocation
Fiscal year ended December 31, 2003                  Fund         Fund           Fund           Fund
                                                  ----------   -----------    ------------   -------------
Total amount of brokerage commissions              $ 2,623     $    553,183   $    600,152   $     698,109
Total amount of directed transactions                    0       28,370,146     32,492,875     367,984,647
Total amount of commissions on directed
  transactions                                           0           56,365         62,565          37,445
Total amount of brokerage commissions paid to
  Fleet                                                  0            1,250              0               0
  Securities, Inc. (% of total commission paid)                       (0.32%)

                                                                                 Small
                                                    Federal       Growth        Company         Asset
                                                  Securities      Stock         Growth        Allocation
Fiscal year ended December 31, 2002                  Fund         Fund           Fund           Fund
                                                  ----------   ------------   ------------   -------------
Total amount of brokerage commissions                4,404     $    367,568   $    238,704   $     197,343
Total amount of directed transactions                    0       35,541,624        330,075       8,349,288
Total amount of commissions on directed
  transactions                                           0           45,165            405           13,017
Total amount of brokerage commissions paid to
 AlphaTrade Inc.  (% of total commission paid)           0            3,168            595           3,414
                                                                      (0.94%)        (0.25%)         (3.48%)
Total amount of brokerage commissions paid to
  Fleet Securities, Inc. (% of total commission
  paid)                                                  0            2,500              0               0
                                                                      (0.68%)

*AlphaTrade, Inc. formerly was a subsidiary of Colonial Management Associates, Inc. As of May 2002, Alpha Trade Inc. is no longer a registered broker/dealer.

        The Trust is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during their most recent fiscal year. At December 31, 2004, the Fund held securities of their regular brokers or dealers as set forth below:

                                                                       Value
         Name                      Broker/Dealer                  (in thousands)
         ----                      -------------                  --------------
Small Company Growth Fund    Jefferies Group Inc                   $   571,976
                             Greenhill and Co Inc                  $   539,560
                             National Financial Partners           $   376,360

Large Cap Growth Fund        Merrill Lynch and Co Inc              $ 1,936,548

Asset Allocation Fund        CitiGroup Inc                         $ 5,196,923
                             Goldman Sachs Group Inc               $ 2,428,612
                             JP Mrogan Chase and Co                $ 1,670,720
                             UBS AG-Registered                     $   880,718
                             Wachovia Corp                         $   831,659
                             Nomura Securities Co LTD              $   782,722
                             Morgan Stanley Dean Witter            $   717,121
                             AXA                                   $   534,358
                             State Street Corp                     $   417,618
                             Janus Capital Group Inc               $   403,591
                             Merrill Lynch and Co Inc              $   346,666
                             Lehman Brothers Hldg Inc              $    87,480
                             Bear Stearns Companies Inc            $    81,848
                             E*Trade Group Inc                     $    70,863
                             Jefferies Group Inc                   $    68,476
                             Greenhill and Co Inc                  $    60,270
                             MFC Bancorp LTD                       $    60,000
                             National Financial Partners           $    42,680
                             Labranche and Co Inc                  $    14,336

Federal Securities Fund      Bank of America Corp                  $   178,150
                             JP Morgan Chase and Co Inc            $   145,843
                             Mellon Bank                           $   110,228
                             CitiGroup Inc                         $   103,313
                             Wachovia Corp                         $   102,386
                             Goldman Sachs                         $   101,983

Money Market Fund            Morgan Stanley                        $ 4,000,000
                             Credit Suisse First Boston            $ 2,000,000

Potential conflicts of interest in managing multiple accounts

        Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Advisor believes are faced by investment professionals at most major financial firms. The Advisor and the Trustees of the

Columbia Funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

        The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

        . The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

        . The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

        . The trading of other accounts could be used to benefit higher-fee accounts (front- running).

        . The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

        Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, the Advisor's investment professionals do not have the opportunity to invest in client accounts, other than the Columbia Funds.

        A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Advisor's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

        "Cross trades," in which one Columbia account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Advisor and the Funds' Trustees have adopted compliance procedures that provide that any transactions between the Funds and another Columbia-advised account are to be made at an independent current market price, as required by law.

        Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

        A Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

        A Fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of
1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

        The Advisor or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

        A Fund's portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. In addition, a Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the Advisor, including each Fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the Advisor and the Funds, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.

                                 NET ASSET VALUE

        The net asset value of the shares of each class of the Funds is determined by dividing each class's total net assets by the number of that class's shares outstanding.

        The valuation of Money Market Fund's securities is based upon their amortized cost, which does not take into account unrealized gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price Money Market Fund would receive if it sold the security. During periods of declining interest rates, the quoted yield on shares of Money Market Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in Money Market Fund would be able to obtain a somewhat higher yield if he purchased shares of Money Market Fund on that day than would result from investment in a fund utilizing solely market values, and existing investors in Money Market Fund would receive less investment income. The converse would apply in a period of rising interest rates.

        The proceeds received by each Fund for each purchase or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Trust.

                                      TAXES

        Each Fund has elected to be treated and to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986
(Code). As a result of such election, for any tax year in which a Fund meets the investment limitations and the distribution, diversification and other requirements referred to below, that Fund will not be subject to federal income tax, and the income of the Fund will be treated as the income of its shareholders. Under current law, since the shareholders are life insurance company "segregated asset accounts," they will not be subject to income tax currently on this income to the extent such income is applied to increase the values of VA contracts and VLI policies.

         Among the conditions for qualification and avoidance of taxation at the Trust level, Subchapter M imposes investment limitations, distribution requirements, and requirements relating to the diversification of investments. The requirements of Subchapter M may affect the investments made by each Fund. Any of the applicable diversification requirements could require a sale of assets of a Fund that would affect the net asset value of the Fund.

        Pursuant to the requirements of Section 817(h) of the Code, the only shareholders of the Trust and its Funds will be Participating Insurance Companies and their separate accounts that fund VA contracts, VLI policies and other variable insurance contracts. The prospectus that describes a particular VA contract or VLI policy discusses the taxation of both separate accounts and the owner of such contract or policy.

        Each Fund intends to comply with the requirements of Section 817(h) and the related regulations issued thereunder by the Treasury Department. These provisions impose certain diversification requirements affecting the securities in which the Funds may invest and other limitations. The diversification requirements of Section 817(h) of the Code are in addition to the diversification requirements under Subchapter M and the Investment Company Act of 1940. Failure to meet the requirements of Section 817(h) could result in taxation of the Participating Insurance Companies offering the VA contracts and VLI policies and immediate taxation of all owners of the contracts and policies to the extent of appreciation on investment under the contracts. The Trust believes it is in compliance with these requirements.

        The Secretary of the Treasury may issue additional rulings or regulations that will prescribe the circumstances in which an owner of a variable insurance contract's control of the investments of a segregated asset account may cause such owner, rather than the insurance company, to be treated as the owner of the assets of a segregated asset account. It is expected that such regulations would have prospective application. However, if a ruling or regulation were not considered to set forth a new position, the ruling or regulation could have retroactive effect.

        The Trust therefore may find it necessary, and reserves the right to take action to assure, that a VA contract or VLI policy continues to qualify as an annuity or insurance contract under federal tax laws. The Trust, for example, may be required to alter the investment objectives of any Fund or substitute the shares of one Fund for those of another. No such change of investment goal or substitution of securities will take place without notice to the contract and policy owners with interests invested in the affected Fund and without prior approval of the SEC, or the approval of a majority of such owners, to the extent legally required.

        To the extent a Fund invests in foreign securities, investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of tax or exemption from tax on most investment income, typically capital gains and interest. Gains and losses from foreign currency dispositions, foreign-currency denominated debt securities and payables or receivables, and foreign currency forward contracts are subject to special tax rules that may affect the timing and amount of the Fund's recognition of income, gain or loss.

        It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets, if any, to be invested within various countries will fluctuate and the extent to which tax refunds will be recovered is uncertain. The Funds intend to operate so as to qualify for treaty-reduced tax rates where applicable.

        The preceding is a brief summary of some relevant tax considerations. This discussion is not intended as a complete explanation or a substitute for careful tax planning and consultation with individual tax advisors.

                               RECORD SHAREHOLDERS

        All the shares of the Funds are held of record by sub-accounts of separate accounts of Participating Insurance Companies on behalf of the owners of VLI policies and VA contracts, or by the general account of Keyport Life Insurance Company ("Keyport"). At all meetings of shareholders of the Funds each Participating Insurance Company will vote the shares held of record by sub-accounts of its separate accounts only in accordance with the instructions received from the VLI policy and VA contract owners on behalf of whom such shares are held. All such shares as to which no instructions are received (as well as, in the case of Keyport, all shares held by its general account) will be voted in the same proportion as shares as to which instructions are received (with Keyport's general account shares being voted in the proportions determined by instructing owners of Keyport VLI policies and VA contracts). Accordingly, each Participating Insurance Company disclaims beneficial ownership of the shares of the Funds held of record by the sub-accounts of its separate accounts (or, in the case of Keyport, its general account).

        As of record on March 31, 2005, the following Participating Insurance Companies owned of record 5% or more of one or more of each class of the following Funds' then outstanding shares:

LIBERTY FEDERAL SECURITIES FUND
 Class A

SUN LIFE ASSURANCE COMPANY*                        43.02%
OF CANADA (U.S.)
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS, MA  02481-9133

SUN LIFE ASSURANCE COMPANY                         17.78%
OF CANADA (U.S.)
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS, MA  02481-9133

KEYPORT                                            19.35%
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS, MA  02481-9133

 Class B

KEYPORT                                            18.13%
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS, MA  02481-9133

SUN LIFE ASSURANCE COMPANY*                        76.86%
OF CANADA (U.S.)
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS, MA  02481-9133

LIBERTY MONEY MARKET FUND
 Class A

SUN LIFE ASSURANCE COMPANY*                        60.89%
OF CANADA (U.S.)
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS, MA  02481-9133

SUN LIFE ASSURANCE COMPANY                         13.06%
OF CANADA (U.S.)
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS, MA  02481-9133

KEYPORT                                            14.40%
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS, MA  02481-9133

LIBERTY SMALL COMPANY GROWTH FUND
  Class A

SUN LIFE ASSURANCE COMPANY                         12.69%
OF CANADA (U.S.)
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS, MA  02481-9133

SUN LIFE ASSURANCE COMPANY*                        65.53%
OF CANADA (U.S.)
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS, MA  02481-9133

KEYPORT                                            5.31%
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS, MA  02481-9133

Class B

FIM FUNDING INC                                    100.00%
100 FEDERAL STREET
BOSTON, MA  02110-1802

LIBERTY ASSET ALLOCATION FUND
 Class A

SUN LIFE ASSURANCE COMPANY                         33.27%
OF CANADA (U.S.)
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS, MA  02481-9133

SUN LIFE ASSURANCE COMPANY                         33.21%
OF CANADA (U.S.)
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS, MA  02481-9133

AMERICAN SKANDIA LIFE ASSURANCE CO                 9.00%
ATTN:  ALISON MITNICK
1 CORPORATE DRIVE, 9TH FLOOR
SHELTON, CT  06484-6208

KEYPORT                                            11.14%
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS, MA  02481-9133

Class B

SUN LIFE ASSURANCE COMPANY*                        73.55%
OF CANADA (U.S.)
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS, MA  02481-9133

SUN LIFE FINANCIAL                                 10.47%
PO BOX 9133
WELLESLEY HILLS, MA  02481-9133

KEYPORT                                            14.11%
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS, MA  02481-9133

COLUMBIA LARGE CAP GROWTH FUND
 Class A

SUN LIFE ASSURANCE COMPANY                         26.96%
OF CANADA (U.S.)
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS, MA  02481-9133

SUN LIFE ASSURANCE COMPANY                         26.41%
OF CANADA (U.S.)
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS, MA  02481-9133

KEYPORT                                            15.70%
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS, MA  02481-9133

AMERICAN SKANDIA LIFE ASSURANCE CO                 12.99%
ATTN:  ALISON MITNICK
1 CORPORATE DRIVE, 9/TH/ FLOOR
SHELTON, CT  06484-6208

AMERICAN SKANDIA LIFE ASSURANCE CO                 9.86%
ATTN:  ALISON MITNICK
1 CORPORATE DRIVE, 9/TH/ FLOOR
SHELTON, CT  06484-6208

Class B

SUN LIFE ASSURANCE COMPANY                         81.66%
OF CANADA (U.S.)
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS, MA  02481-9133

KEYPORT                                            16.05%
C/O SUN LIFE FINANCIAL
PO BOX 9133
WELLESLEY HILLS, MA  02481-9133

* As of record on March 31, 2005, this Participating Insurance Company owned 25% or more of the then outstanding shares of the Fund indicated and, therefore, may be deemed to control the Fund.

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

        The independent registered public accounting firm for the Funds is PricewaterhouseCoopers LLP, located at 125 High Street, Boston, Massachusetts, 02110-1707 The independent auditors audit and report on the annual financial statements and provide tax return review services and assistance and consultation in connection with the review of various SEC filings. The financial statements of the Trust and reports of independent auditors appearing in the December 31, 2004, annual report of the Trust are incorporated in this SAI by reference.

                                   APPENDIX A
                      INVESTMENT TECHNIQUES AND SECURITIES

MONEY MARKET INSTRUMENTS

        Each of the Funds may invest in money market instruments to the extent and of the type and quality described in the Prospectus.

Certificates of Deposit

        Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the Certificate. The Certificate usually can be traded in the secondary market prior to maturity.

        Certificates of deposit will be limited to U.S. dollar-denominated certificates of banks (U.S. or foreign) having total assets of at least $1 billion, or the equivalent in other currencies, as of the date of their most recently published financial statements and of branches of such banks (U.S. or foreign).

        The Funds will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank.

Bankers' Acceptances

        Bankers' acceptances typically arise from short term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.

        The draft is then "accepted" by the bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

        Bankers' acceptances acquired by the Funds must be payable in U.S. dollars and have been accepted by banks having total assets at the time of purchase in excess of $1 billion, or the equivalent in other currencies, and of branches of such banks (U.S. or foreign).

MORTGAGE-BACKED SECURITIES

Mortgage Pass-Through Certificates

        A Mortgage Pass-Through Certificate is a Mortgage-Backed Security representing a participation interest in mortgage loans or a beneficial undivided interest in a specified pool containing mortgage loans.

        The aggregate dollar balance of the mortgage loans (or participation interests) in a specified pool is generally identical to the balance of the Mortgage Pass-Through Certificate held by the Certificate holder. As the balance in the mortgage pool is paid down by scheduled payments of principal and interest and by prepayments or other early or unscheduled recoveries of principal, the balance of the Mortgage Pass-Through Certificate is paid down correspondingly as all such payments are "passed through" to the Certificate holder (in this case, to the Funds). The average interest rate payable on the mortgage loans, the "coupon rate," is somewhat higher than the "pass-through rate" payable under the Mortgage Pass-Through Certificate. The difference between the coupon rate and the pass-through rate is generally paid to the servicer of the mortgage loans as servicing compensation. Servicing includes collecting payments, remitting payments to the Certificate holders, holding and disbursing escrow funds for payment of taxes and insurance premiums, periodically inspecting the properties, and servicing foreclosures in the event of unremedied defaults.

        Under the terms of the Certificate, the due date for passing through funds to the Certificate holders is some specified period after the payment date on the mortgage loans. The regular pass-through installment is paid on the due date by the entity servicing the mortgage pool, in most cases regardless of whether or not it has been collected from the borrower.

        A particular mortgage pool will consist of mortgage loans of one of the following types: fixed interest mortgage loans with a maturity of not more than 30 years; adjustable interest rate mortgage loans (that is, where the interest rate is not fixed but varies in accordance with a formula or an index) with a maturity of not more than 40 years; shared appreciation mortgage loans with a maturity of not more than 30 years; growing equity mortgage loans (where the monthly payment of principal increases in amount and the maturity may be less than 30 years); graduated payment mortgage loans (where the amount of the scheduled monthly payments at the beginning of the loan term are insufficient to fully amortize the loan and the monthly payment amount therefore increases after a specified period or periods); second mortgages with fixed or adjustable rates with a maturity of not more than 30 years; graduated payment adjustable rate mortgage loans; and other alternative mortgage instruments which may combine some of the characteristics listed above. For example, graduated payment, graduated equity, and shared appreciation mortgage loans can have a fixed or variable interest rate. In addition, new types of mortgage loans may be created in the future, and as Mortgage Pass-Through Certificates representing interests in pools of new types of mortgage loans are developed and offered to investors, the Fund will, consistent with its investment policies and objective, consider investing in such Certificates.

        Certain Mortgage Pass-Through Certificates purchased will represent interests in mortgage pools containing graduated payment adjustable rate mortgage loans or "GPARMs." These are adjustable interest rate mortgage loans with a graduated payment feature. The scheduled monthly payment amount on this type of loan at the beginning of the loan term is insufficient to fully amortize the loan; that is, the scheduled payments are insufficient to pay off the entire loan during the term. Because the monthly mortgage payments during the early years of graduated payment mortgage loans may not even be sufficient to pay the current interest due, GPARMs may involve negative amortization; that is, the unpaid principal balance of the mortgage loan may increase because any unpaid balance of the interest due will be added to the principal amount of the mortgage loan. GPARMs also involve increases in the payment amount, because at one or more times during the early years of the loan term, the monthly mortgage payments (principal and interest) increase to a level that will fully amortize the loan. The monthly payment amount may also be increased (or decreased) to reflect changes in the interest rate. In addition, the loan term may be lengthened or shortened from time to time, corresponding to an increase or decrease in the interest rate.

GNMA Certificates

        GNMA Certificates represent part ownership of a pool of mortgage loans. These loans (issued by lenders such as mortgage bankers, commercial banks and savings and loan associations) are either insured by the Federal Housing Administration (FHA) or the Farmers Home Administration (FMHA), or guaranteed by the Veterans Administration (VA). A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the Treasury, if necessary, to make any payments required under its guarantee. GNMA Certificates differ from bonds issued without a sinking fund in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called "modified pass-through" securities because both interest and principal payments, including prepayments (net of fees paid to the issuer and GNMA), are passed through to the holder of the Certificate regardless of whether or not the mortgagor actually makes the payment.

        The average life of GNMA Certificates is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greatest part of principal invested well before the maturity of the mortgages in the pool. (Note: Due to the GNMA guarantee, foreclosures impose little risk to principal investment.) As prepayment rates of individual mortgage pools vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates.

        The coupon rate or interest on GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of a relatively modest fee paid to GNMA and the issuer.

        The coupon rate by itself, however, does not indicate the yield which will be earned on the Certificates for the following reasons:

1.     Certificates may be issued at a premium or discount, rather than at par;
2. After issuance, Certificates may trade in the secondary market at a premium or discount;
3. Interest is earned monthly, rather than semiannually as for traditional bonds, and monthly compounding has the effect of raising the effective yield earned on GNMA Certificates; and
4. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate; that is, if mortgagors pay off their mortgages early, the principal returned to Certificate holders may be reinvested at more or less favorable rates.

        Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make the GNMA Certificates highly liquid instruments. Valuations of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

FNMA Certificates

        The Federal National Mortgage Association (FNMA) is a corporation organized and existing under the laws of the U.S. and issues FNMA Certificates under the authority contained in the Federal National Mortgage Association Charter Act. FNMA Certificates are Mortgage Pass-Through Certificates issued and guaranteed by FNMA. The obligations of FNMA under its guaranty are obligations solely of FNMA and are not backed by, nor entitled to, the full faith and credit of the U.S.

        Each FNMA Certificate represents a fractional undivided interest in a pool of conventional, FHA-insured or VA-guaranteed mortgage loans purchased or formed by FNMA. The mortgage loans are either provided from FNMA's own portfolio or are purchased from primary lenders that satisfy certain criteria developed by FNMA, including depth of mortgage origination experience, servicing experience and financial capacity.

        When the mortgage loans are not provided from FNMA's own portfolio, FNMA may purchase an entire loan pool from a single lender and issue Certificates backed by the pool alone. Alternatively, FNMA may package a pool made up of loans purchased from a number of lenders. The mortgage loans are held by FNMA in its capacity as trustee pursuant to the terms of a trust indenture for the benefit of the Certificate holders.

        Each FNMA mortgage pool will consist of mortgage loans evidenced by promissory notes on one-family or two-to-four family residential properties. Mortgage loans with varying interest rates may be included in a single pool. Currently, substantially all FNMA mortgage pools consist of fixed interest rate and growing equity mortgage loans, although FNMA mortgage pools may also consist of adjustable interest rate mortgage loans or other types of mortgage loans. Loans with varying loan-to-value ratios may be included in a single pool, but each conventional mortgage loan with a loan-to-value ratio which exceeds 80% must be insured against default and the mortgage insurance must insure that portion of the loan balance which exceeds 75% of the property value. The maximum loan term is 40 years. Each mortgage loan must conform to FNMA's published requirements or guidelines with respect to maximum principal amount, loan-to-value ratio, underwriting standards and hazard insurance coverage.

        Pursuant to the trust indenture, FNMA is responsible for servicing and administering the mortgage loans in a pool but contracts with the lender (the seller of the mortgage loans, or seller/servicer), or another eligible servicing institution, to perform such functions under the supervision of FNMA. The servicers are obligated to perform diligently all services and duties customary to the servicing of mortgages as well as those specifically prescribed by the FNMA Seller/Servicer Guide. FNMA has the right to remove servicers for cause.

        The pass-through rate on the FNMA Certificates is not greater than the lowest annual interest rate borne by an underlying mortgage loan in the pool, less a specified minimum annual percentage of the outstanding principal balance. The fee to FNMA representing compensation for servicing and for FNMA's guaranty (out of which FNMA will compensate seller/servicers) is, for each underlying mortgage loan, the difference between the interest rate on the mortgage loan and the pass-through rate.

        The minimum size of a FNMA pool is $1 million of mortgage loans. Registered holders purchase Certificates in amounts not less than $25,000.

FHLMC Certificates

        The Federal Home Loan Mortgage Corporation (FHLMC) is a corporate instrumentality of the U.S. created pursuant to an act of Congress on July 24, 1970, primarily for the purpose of increasing availability of mortgage credit for the financing of then urgently needed housing. It seeks to provide an enhanced degree of liquidity for residential mortgage investors primarily by assisting in the development of secondary markets for conventional mortgage loans. FHLMC obtains its funds by selling mortgages and interests therein (such as Mortgage Pass-Through Certificates), and by issuing debentures and otherwise borrowing funds.

        FHLMC Certificates represent undivided interests in specified groups of conventional mortgage loans and/or participation interests therein underwritten and owned by FHLMC. FHLMC periodically forms groups of whole mortgage loans and/or participations in connection with its continuing sales program. Typically, at least 95% of the aggregate principal balance of the mortgage loans in a group consists of single-family mortgage loans and not more than 5% consists of multi-family loans. The FHLMC Certificates are issued in fully registered form only, in original unpaid principal balances of $25,000, $100,000, $200,000, $500,000, $1 million and $5 million. The FHLMC Certificates are not guaranteed by the U.S. or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. or any Federal Home Loan Bank.

        FHLMC guarantees to each registered holder of a FHLMC Certificate the timely payment of interest accruing at the application certificate rate on the unpaid principal balance outstanding on the mortgage loans to the extent of such holder's percentage of participation therein. FHLMC also guarantees to each registered holder of a FHLMC Certificate collection of all principal on the mortgage loans without any offset or deduction, to the extent of such holder's pro rata share. Pursuant to these guaranties, FHLMC indemnifies holders of FHLMC Certificates against any reduction in principal by reason of charges for property repairs, maintenance and foreclosure.

        To permit a measure of marketability for holders of FHLMC Certificates, FHLMC has provided since June 20, 1975, and expects to continue to provide, bid quotations for outstanding FHLMC Certificates. Informational bid quotations are available daily from FHLMC's regional offices.

Non-Governmental Mortgage Pass-Through Certificates

        A Non-Governmental Mortgage Pass-Through Certificate is a security issued by a mortgage banker, financial institution or other entity and represents an undivided interest in a mortgage pool consisting of a number of mortgage loans secured by single-family residential properties. Non-Governmental Certificates do not represent an interest in or obligation of the issuing or servicing entity. The mortgage loans in a pool are held in trust by a qualified bank. These private (or conventional) mortgages are not insured by the VA, FHA or any other governmental agency. In some cases, private commercial insurance or other credit support may apply.

        A typical mortgage pool consists of from 100 to 1000 individual mortgage loans. The aggregate dollar balance of the mortgage loans in a pool will be generally at least $5 million. These pools contain mortgage loans originated, serviced and otherwise administered by an affiliate of the sponsor of the pool.

        It is expected that each of the underlying mortgage loans will have a loan-to-value ratio at origination (based on an independent appraisal of the mortgage property obtained by the originator of the loan) of 90% or less. Generally, the amount of the mortgage loans in excess of 80% of such appraised value will be insured with a private mortgagor insurer. In some instances, other mechanisms, such as a bank letter of credit or senior/subordinated class structures, are used in place of mortgage guaranty insurance but serve a similar credit support function.

        The entities originating and servicing the underlying mortgage loans generally advance to Certificate holders any principal and interest payments not collected from the mortgagors. However, the obligations, if any, to make those advances are limited only to those amounts that are reimbursable under the mortgage guaranty insurance policy.

        The property securing each of the mortgage loans in a mortgage pool will be covered by standard hazard insurance policies insuring against losses due to various causes, including fire, lightning and windstorm. The amount of each policy is at least equal to the lesser of the outstanding principal balance of the mortgage loan or the maximum insurable value of the improvements securing the mortgage loan. Since certain other physical risks (including earthquakes, mudflows and floods) are not otherwise insured against, the institution originating and servicing the loans typically purchases a special hazard insurance policy for each mortgage pool to cover such risks. The special hazard insurance generally is in the amount of 1% of the aggregate principal balances of the mortgage loans in each mortgage pool, or the sum of the balance of the two largest mortgage loans in the mortgage pool, whichever is greater, at the time of formation of the mortgage pool.

        Any hazard losses not covered by either the standard hazard policies or the special hazard insurance policy will not be insured against and, accordingly, will be borne by the Fund and therefore by the Fund's shareholders.

        The pooling and servicing agreement for a Non-Governmental Certificate generally permits, but does not require, the entity originating and servicing the mortgage loans to repurchase from the mortgage pool all remaining mortgage loans. The right to repurchase typically is subject to the aggregate principal balances of the mortgage loans at the time of repurchase being less than 20% of the aggregate principal balances of the mortgage loans at the time of issuance of the Certificate.

Real Estate Mortgage Investment Conduits (REMICs)

        A REMIC is an entity formed either as a partnership, corporation or trust which holds a fixed pool of mortgages and issues multiple classes of interests at varying maturities entitling holders to receive specified principal amounts and interest payments at fixed rates.

        Timely payment of principal and interest from a REMIC will be dependent upon risks associated with the underlying mortgage loans held by the REMIC. These risks include the potential for delinquency and default by mortgagors, fluctuating interest rates, inflation and reduced market demand for qualified market loans.

EQUIPMENT TRUST CERTIFICATES

        Asset Allocation Fund may invest in Equipment Trust Certificates.

        Equipment Trust Certificates are a mechanism for financing the purchase of transportation equipment, such as railroad cars and locomotives, trucks, airplanes and oil tankers.

        Under an Equipment Trust Certificate, the equipment is used as the security for the debt and title to the equipment is vested in a trustee. The trustee leases the equipment to the user; i.e., the railroad, airline, trucking or oil company. At the same time, Equipment Trust Certificates in an aggregate amount equal to a certain percentage of the equipment's purchase price are sold to lenders. The trustee pays the proceeds from the sale of Certificates to the manufacturer. In addition, the company using the equipment makes an initial payment of rent equal to the balance of the purchase price to the trustee, which the trustee also pays to the manufacturer. The trustee collects lease payments from the company and uses the payments to pay interest and principal on the Certificates. At maturity, the Certificates are redeemed and paid, the equipment is sold to the company and the lease is terminated.

        Generally, these Certificates are regarded as obligations of the company that is leasing the equipment and are shown as liabilities in its balance sheet as a capitalized lease in accordance with generally accepted accounting principals. However, the company does not own the equipment until all the Certificates are redeemed and paid. In the event the company defaults under its lease, the trustee terminates the lease. If another lessee is available, the trustee leases the equipment to another user and makes payments on the Certificates from new lease rentals.

CONVERTIBLE SECURITIES

        Asset Allocation Fund may invest in Convertible Securities.

        By investing in convertible securities, a Fund obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible, Columbia will consider substantially the same criteria that would be considered in purchasing the underlying stock. While convertible securities purchased by a Fund are frequently rated investment grade, a Fund may purchase unrated securities or securities rated below investment grade if the securities meet Columbia's other investment criteria. Convertible securities rated below investment grade (a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than investment grade convertible securities, common stock or conventional debt securities. As a result, Columbia's own investment research and analysis tend to be more important in the purchase of such securities than other factors.

OPTIONS, FUTURES AND OTHER DERIVATIVES

        Except for Money Market Fund, each Fund may purchase and write both call options and put options on securities, indexes and foreign currencies, and enter into interest rate, index and foreign currency futures contracts and options on such futures contracts (futures options) in order to achieve its investment goal, to provide additional revenue, or to hedge against changes in security prices, interest rates or currency exchange rates. A Fund also may use other types of options, futures contracts, futures options, and other types of forward or investment contracts linked to individual securities, interest rates, foreign currencies, indices or other benchmarks (derivative products) currently traded or subsequently developed and traded, provided the Trustees determine that their use is consistent with the Fund's investment goal.

Options

        A Fund may purchase and write both put and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade or similar entities, or quoted on Nasdaq. A Fund also may purchase agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer that the Fund might buy as a temporary defensive measure.

        An option on a security (or index or foreign currency) is a contract that gives the purchase (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index or a specified quantity of the foreign currency) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain other economic indicators.)

        A Fund will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio (or, if additional cash consideration is required, cash or liquid securities in such amount are held in a segregated account).

        If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.

        Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, currency or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

        A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security, currency or index in relation to the exercise price of the option, the volatility of the underlying security, currency or index, and the time remaining until expiration.

        A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

        Risks Associated with Options

        There are several risks associated with transactions in options. For example, there are significant differences between the securities and the currency markets and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

        There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security or a foreign currency, it would not be able to sell the underlying security or currency unless the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, the Fund foregoes, during the option's life, the opportunity to profit from appreciation of the currency covering the call.

        If trading were suspended in an option purchased or written by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's portfolio securities during the period the option was outstanding.

Futures Contracts and Options on Futures Contracts

        A Fund may use interest rate, index and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, the cash value of an index/1/ or a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to, the Standard & Poor's 500 Stock Index, the Value Line Composite Index and the New York Stock Exchange Composite Index), certain financial instruments (including, but not limited to: U.S. Treasury bonds, U.S. Treasury notes and Eurodollar certificates of deposit) and foreign currencies. Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

        A Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or a short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

        To the extent required by regulatory authorities having jurisdiction over a Fund, such Fund will limit its use of futures contracts and futures options to hedging transactions. For example, a Fund might use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices or anticipated changes in interest rates or currency exchange rates which might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce that Fund's exposure to stock price and interest rate and currency fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

        A Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade or similar entity or quoted on an automated quotation system.

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/1/ A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

        The success of any futures transaction depends on Columbia correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, a Fund's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, Columbia might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

        When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. Government securities or other securities (initial margin). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by a Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, a Fund will mark-to-market its open futures positions.

        The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

        Although some futures contracts call for making or taking delivery of the underlying property, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying property and delivery month). If an offsetting purchase price is less than the original sale price, the Fund engaging in the transaction realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

        Risks Associated with Futures

        There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and the currency markets and the futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities or currencies, including technical influences in futures and futures options trading and differences between the Fund's investments being hedged and the securities or currencies underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of the Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Fund's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected security price, interest rate or currency exchange rate trends.

        Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

        There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant long-term trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Limitations on Options and Futures

        A Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by that Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money,"/2/ would exceed 5% of the Fund's total assets.

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/2/ A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

        When purchasing a futures contract or writing a put option on a futures contract, a Fund must maintain in a segregated account cash or liquid securities (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Fund similarly will maintain with its custodian cash or liquid securities (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

        A Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

        In order to comply with Commodity Futures Trading Commission (CFTC) Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," each Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of CFTC Regulation 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of a Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into [in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the CFTC Regulations) may be excluded in computing such 5%]. The CFTC has proposed amendments to certain of its rules that, if adopted as proposed, would eliminate the 5% test and allow the Funds to use futures to an unlimited extent without being subject to Commodity Exchange Act regulation.

Taxation of Options and Futures

        If a Fund exercises a call or put option it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by a Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

        If a call or put option written by a Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by a Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

        Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a Fund was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

        If a Fund writes an equity call option/3/ other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

        A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If a Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.

        For federal income tax purposes, a Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions (year-end mark-to-market). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by a Fund (1) will affect the holding period of the hedged securities, and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

        If a Fund were to enter into a short index future, short index futures option or short index option position and the Fund's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Fund's stock positions would be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

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/3/ An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 Stock Index).

        In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options and futures contracts). Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

Swap Agreements (Swaps, Caps, Collars and Floors)

        The Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

        Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

        Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Funds' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

Warrants

        Each Fund except Money Market Fund may invest in warrants; however, not more than 5% of a Fund's assets (at the time of purchase) will be invested in warrants, other than warrants acquired in units or attached to other securities. Warrants purchased must be listed on a national stock exchange or the Nasdaq system. Warrants are speculative in that they have no voting rights, pay no dividends, and have no right with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

Repurchase Agreements

        The Money Market Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the fund acquires a security for a relatively short period subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the fund which are collateralized by the securities subject to repurchase. The Columbia will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

"WHEN-ISSUED" SECURITIES AND COMMITMENT AGREEMENTS

        Each Fund may purchase and sell securities on a when-issued and delayed-delivery basis.

        When-issued or delayed-delivery transactions arise when securities are purchased or sold by the Funds with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Funds at the time of entering into the transaction. However, yields available in the market when delivery takes place may be higher than the yields on securities to be delivered. When the Funds engage in when-issued and delayed-delivery transactions, the Funds rely on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Funds missing the opportunity to obtain a price or yield considered to be advantageous. When-issued and delayed-delivery transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by the Funds until they receive payment or delivery from the other party to the transaction. A separate account of liquid assets equal to the value of such purchase commitments will be maintained with the Trust's custodian until payment is made and will not be available to meet redemption requests. When-issued and delayed-delivery agreements are subject to risks from changes in value based upon changes in the level of interest rates and other market factors, both before and after delivery. The Funds do not accrue any income on such securities prior to their delivery. To the extent a Fund engages in when-issued and delayed-delivery transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and policies and not for the purpose of investment leverage.

        Most Mortgage Pass-Through Certificates (especially FNMA and Non-Governmental Certificates), whether they represent interests in pools of fixed or adjustable interest rate mortgage loans, may be purchased pursuant to the terms of firm commitment or standby commitment agreements. Under the terms of these agreements, a Fund will bind itself to accept delivery of a Mortgage Pass-Through Certificate at some future settlement date (typically three to six months from the date of the commitment agreement) at a stated price. The standby commitment agreements create an additional risk for a Fund because the other party to the standby agreement generally will not be obligated to deliver the security, but the Fund will be obligated to accept it if delivered. Depending on market conditions (particularly on the demand for, and supply of, Mortgage Pass-Through Certificates), the Fund may receive a commitment fee for assuming this obligation. If prevailing market interest rates increase during the period between the date of the agreement and the settlement date, the other party can be expected to deliver the security and, in effect, pass any decline in value to the Fund. If the value of the security increases after the agreement is made, however, the other party is unlikely to deliver the security. In other words, a decrease in the value of the securities to be purchased under the terms of standby commitment agreements will likely result in the delivery of the security, and therefore such decrease will be reflected in the Fund's net asset value. However, any increase in the value of the securities to be purchased will likely result in the non-delivery of the security and, therefore, such increase will not affect the net asset value unless and until the Fund actually obtains the security.

RESTRICTED SECURITIES

        Restricted securities are acquired through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. Privately placed securities are not readily marketable and ordinarily can be sold only in privately negotiated transactions to a limited number of purchasers or in public offerings made pursuant to an effective registration statement under the Securities Act of 1933. Private or public sales of such securities by a Fund may involve significant delays and expense. Private sales require negotiations with one or more purchasers and generally produce less favorable prices than the sale of comparable unrestricted securities. Public sales generally involve the time and expense of preparing and processing a registration statement under the Securities Act of 1933 and may involve the payment of underwriting commissions; accordingly, the proceeds may be less than the proceeds from the sale of securities of the same class which are freely marketable.

                                   APPENDIX B

                   Columbia Management Advisors, Inc. ("CMA")
                      Proxy Voting Policies and Procedures
                 Adopted July 1, 2003 and revised March 4, 2005

All proxies/4/ regarding client securities for which Columbia Management Advisors, Inc. ("CMA") has assumed authority to vote shall, unless CMA determines in accordance with policies stated below to abstain from voting, be voted in a manner considered by CMA to be in the best interest of CMA's clients, including the CMG Family Funds/5/ and their shareholders, without regard to any resulting benefit or detriment to CMA or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA shall vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following exceptions (unless otherwise agreed) when CMA expects to routinely abstain from voting:

1. Proxies will usually not be voted in cases where the security has been loaned from the Client's account.
2. Proxies will usually not be voted in cases where CMA deems the costs to the Client and/or the administrative inconvenience of voting the security (e.g., some foreign securities) outweigh the benefit of doing so.

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines, as stated below. For those proxy proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guidelines, the CMG Proxy Committee will determine the best interest of CMA's clients and vote accordingly, without consideration of any resulting benefit or detriment to CMA or its affiliates.

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/4/ The term "proxy" as used herein refers to consents, elections and authorizations solicited by any party with respect to securities of any sort.

/5/ A CMG Family Fund or a Fund is a registered investment company or series of a registered investment company managed or advised by Columbia Management Advisors, Inc.

OVERVIEW:

CMA's policy is based upon its fiduciary obligation to act in its clients' best interest. Citing this obligation, the SEC has adopted rules pursuant to the Investment Advisers Act of 1940 and Investment Company Act of 1940 with respect to proxy voting.

PROCEDURE:

I. ACCOUNT POLICIES

Except as otherwise directed by the client, CMA shall vote as follows:

Separately Managed Accounts

CMA shall vote proxies on securities held in its separately managed accounts.

Columbia Trust Company (CTC) Trust Pools

CMA shall vote proxies on securities held in the trust pools.

CMG Family Funds/CMA Fund Trust

CMA shall vote proxies on securities held in the Funds, including multi-managed and subadvised Funds.

Columbia Private Portfolio

CMA shall vote proxies on securities held in its separately managed accounts.

Alternative Investment Group

CMA's clients may invest in securities ("Alternative Investments") issued by alternative investment vehicles (i.e. hedge funds, private equity funds, and other alternative investment pools) that are structured as private limited partnerships ("LPs"), limited liability companies ("LLCs") or offshore corporations. Generally, CMA's Alternative Investment Group ("AIG") is the platform through which CMA provides advisory services relating to Alternative Investments.

The voting rights of Alternative Investments generally are rights of contract set forth in the limited liability company or limited partnership agreement, in the case of LLCs and LPs, or Memorandum and Articles of Association or By-laws, in the case of offshore corporations. Also, as privately placed securities, Alternative Investments generally are not subject to the regulatory scheme applicable to public companies. Consequently, in most cases, proxies are not solicited regarding Alternative Investment vehicles. Instead, consents may be solicited from members, limited partners or shareholders.

Because of the unique characteristics of Alternative Investments, CMA has a tailored process for voting Alternative Investment proxies and consents.

Process

AIG will vote all Alternative Investment proxies and consents in accordance with this Policy. The committee voting AIG proxies consists of AIG senior management, investment and operations professionals. Conflicts of interest are to be monitored and resolved as set forth in this Policy.

II. PROXY COMMITTEE

CMA shall establish a Proxy Committee whose standing members shall include the head of core equity, head of value, head of growth, head of income strategies, head of equity research and head of fixed income research. Each standing member may designate a senior portfolio manager or a senior analyst officer to act as a substitute in a given matter on their behalf.

The Proxy Committee's functions shall include, in part,

        (a) direction of the vote on proposals where there has been a recommendation to the Committee, pursuant to Section IV.B, not to vote according to the predetermined Voting Guidelines stated in Section IV.A or on proposals which require special, individual consideration in accordance with Section IV.C;

        (b) review at least annually of this Proxy Voting Policy and Procedure to ensure consistency with internal policies, client disclosures and regulatory requirements;

        (c) review at least annually of existing Voting Guidelines and need for development of additional Voting Guidelines to assist in the review of proxy proposals; and

        (d) development and modification of Voting Procedures, as stated in
        Section V, as it deems appropriate or necessary.

The Proxy Committee shall establish a charter, which shall set forth the Committee's purpose, membership and operation. The Committee's charter shall be consistent, in all material respects, with this policy and procedure.

III. CONFLICTS OF INTEREST

With Other Bank of America Businesses

Bank of America Corporation ("BAC"), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of Firm-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA's duty, in the proxy voting process, to act in the best economic interest of its clients.

Within CMA
Conflicts of interest may also arise from the business activities of CMA. For example, CMA might manage (or be seeking to manage) the assets of a benefit plan for an issuer. CMA may also be presented with an actual or apparent conflict of interest where proxies of securities issued by BAC or a CMG Family Fund, for which CMA serves as investment adviser, are to be voted for a client's account.

Management of Conflicts
CMA's policy is to always vote proxies in the best interest of its clients, as a whole, without regard to its own self-interest or that of its affiliates. BAC as well as CMA has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

        1. BAC's enterprise-wide Code of Ethics specifically prohibits the flow of certain business-related information between associates on the commercial and/or investment banking side of the corporation and associates charged with trust or (as in the case of BACAP associates) non-trust fiduciary responsibilities, including investment decision-making and proxy voting.

        2. In addition, BAC has adopted "Global Policies and Procedures Regarding Information Walls and Inside Information." Pursuant to these policies and procedures, "information barriers" have been established between various BAC business lines designed to prohibit the passage of certain information across those barriers.

        3. Within CMA, CMA's Code of Ethics affirmatively requires that associates of CMA act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate's interests and those of CMA's Clients.

        4. By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee and any CMA or BAC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

               . To disclose to the chairperson of the Proxy Committee and the chairperson to the head of CMG Compliance any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer's or dissident's management or otherwise) in determining whether or how CMA shall vote proxies. In the event the chairperson of the Proxy Committee has a conflict of interest regarding a given matter, he or she shall abstain from participating in the Committee's determination of whether and/or how to vote in the matter; and

               . To refrain from taking into consideration, in the decision as to whether or how CMA shall vote proxies:

                       . The existence of any current or prospective material business relationship between CMA, BAC or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand; and/or

                       . Any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of CMA or BAC.

Where a material conflict of interest is determined to have arisen in the proxy voting process that may not be adequately mitigated by voting in accordance with the predetermined Voting Guidelines, CMA's policy is to invoke one or more of the following conflict management procedures:

        1. Convene the Proxy Committee for the purpose of voting the affected proxies in a manner that is free of the conflict.

        2. Causing the proxies to be voted in accordance with the recommendations of a qualified, independent third party, which may include CMA's proxy voting agent.

        3. In unusual cases, with the Client's consent and upon ample notice, forwarding the proxies to CMA's clients so that they may vote the proxies directly.

IV. VOTING GUIDELINES

A. The Proxy Committee has adopted the following guidelines for voting proxies:

1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

        . Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management.

                However, CMA generally will WITHHOLD votes from pertinent director nominees if:

                (i) the board as proposed to be constituted would have more than one-third of its members from management;

                (ii) the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as "independent," i.e. having no material relationship, directly or indirectly, with the Company, as CMA's proxy voting agent may determine (subject to the Proxy Committee's contrary determination of independence or non-independence);

                (iii) the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters -- ratification of the appointment of auditors);

                (iv) a director serves on more than six public company boards;

                (v) the CEO serves on more than two public company boards other than the company's board.

                On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

        . Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission ("SEC") and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a "financial expert" in accordance with SEC rules.

        . Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

        . Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:
                .       Established governance standards and guidelines.
                .       Full board composed of not less than two-thirds
                        "independent" directors, as defined by applicable regulatory and listing standards.
                .       Compensation, as well as audit and nominating (or
                        corporate governance) committees composed entirely of independent directors.
                .       A designated or rotating presiding independent director
                        appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.
                .       Disclosed processes for communicating with any
                        individual director, the presiding independent director
                        (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.
                .       The pertinent class of the Company's voting securities
                        has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company's proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.

        . Proposals that grant or restore shareholder ability to remove directors with or without cause.

        . Proposals to permit shareholders to elect directors to fill board vacancies.

        . Proposals that encourage directors to own a minimum amount of company stock.

        .       Proposals to provide or to restore shareholder appraisal rights.

        .       Proposals to adopt cumulative voting.

        .       Proposals for the company to adopt confidential voting.

CMA generally will vote AGAINST:

        . Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

        . Proposals that give management the ability to alter the size of the board without shareholder approval.

        . Proposals that provide directors may be removed only by supermajority vote.

        .       Proposals to eliminate cumulative voting.

        . Proposals which allow more than one vote per share in the election of directors.

        . Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

        . Proposals that mandate a minimum amount of company stock that directors must own.

        .       Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

        . Director and officer indemnification and liability protection. CMA is opposed to entirely eliminating directors' and officers' liability for monetary damages for violating the duty of care. CMA is also opposed to expanding coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. CMA supports proposals which provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that he/she reasonably believed was in the best interests of the company, AND (ii) if the director's legal expenses would be covered.

        . Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

        . Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

2. Compensation

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 10% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interest of CMA's clients. CMA requires that management provide substantial justification for the repricing of options.

CMA generally will vote FOR:

        . Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

        .       Proposals asking a company to expense stock options.

        .       Proposals to put option repricings to a shareholder vote.

        .       Employee stock purchase plans that have the following features:
                (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

CMA generally will vote AGAINST:

        . Stock option plans that permit issuance of options with an exercise price below the stock's current market price, or that permit replacing or repricing of out-of-the money options.

        . Proposals to authorize the replacement or repricing of out-of-the money options.

CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.

3. Capitalization

CMA generally will vote FOR:

        . Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

                For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

        . Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

        . Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

        . Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

4. Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company's assets.

5. Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

        . CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

        . CMA generally votes FOR shareholder proposals to eliminate a poison pill.

        . CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

        . CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company's ability to make greenmail payments.

Supermajority vote

        . CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions

        . CMA will vote FOR proposals to opt out of control share acquisition statutes.

6. Other Business Matters

CMA generally will vote FOR:

        . Proposals to approve routine business matters such as changing the company's name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

        . Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

                        .       Credible reason exists to question:

                                        .       The auditor's independence, as
                                                determined by applicable
                                                regulatory requirements.

                                        .       The accuracy or reliability of
                                                the auditor's opinion as to the
                                                company's financial position.

                . Fees paid to the auditor or its affiliates for "non-audit" services were excessive, i.e., in excess of the total fees paid for "audit," "audit-related" and "tax compliance" and/or "tax return preparation" services, as disclosed in the company's proxy materials.

        . Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

        . Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

        . Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

        . Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

        . Shareholder proposals to change the date, time or location of the company's annual meeting of shareholders.

CMA will vote AGAINST:

        . Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

        . Proposals to change the location of the company's state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

        . Proposals on whether and how to vote on "bundled" or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

        . FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

        . FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues
CMA generally will vote FOR:
        . Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

        . Proposals to capitalize the company's reserves for bonus issues of shares or to increase the par value of shares.

        . Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

        . Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors/directors and/or legal action is being taken against the board by other shareholders.

        . Management proposals concerning allocation of income and the distribution of dividends, unless the dividend payout ratio has been consistently below 30 percent without adequate explanation or the payout is excessive given the company's financial position.

        . Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

8. Investment Company Matters

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:
        .       Board structure
        .       Attendance at board and committee meetings.

CMA will WITHHOLD votes from directors who:
        . Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.
        . Ignore a shareholder proposal that is approved by a majority of shares outstanding;
        . Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;
        . Are interested directors and sit on the audit or nominating committee; or
        . Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:
        .       Past performance relative to its peers
        .       Market in which fund invests
        .       Measures taken by the board to address the pertinent issues
                (e.g., closed-end fund share market value discount to NAV)
        .       Past shareholder activism, board activity and votes on related proposals
        .       Strategy of the incumbents versus the dissidents
        .       Independence of incumbent directors; director nominees
        .       Experience and skills of director nominees
        .       Governance profile of the company
        .       Evidence of management entrenchment

Converting Closed-end Fund to Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:
        .       Past performance as a closed-end fund
        .       Market in which the fund invests
        .       Measures taken by the board to address the discount
        .       Past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:
        .       Proposed and current fee schedules
        .       Fund category/investment objective
        .       Performance benchmarks
        .       Share price performance as compared with peers
        .       Resulting fees relative to peers
        .       Assignments (where the adviser undergoes a change of control)

Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:
        .       Stated specific financing purpose
        .       Possible dilution for common shares
        .       Whether the shares can be used for antitakover purposes

Policies Addressed by the Investment Company Act of 1940 ("1940 Act"):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:
        .       Potential competitiveness
        .       Regulatory developments
        .       Current and potential returns
        .       Current and potential risk
CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a nonfundamental restriction, considering the following factors:
        .       Fund's target investments
        .       Reasons given by the fund for the change
        .       Projected impact of the change on the portfolio

Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund's investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund's name, considering the following factors:
        .       Political/economic changes in the target market
        .       Consolidation in the target market
        .       Current asset composition

Change in Fund's Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund's subclassification, considering the following factors:
        .       Potential competitiveness
        .       Current and potential returns
        .       Risk of concentration
        .       Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:
        .       Strategies employed to salvage the company
        .       Past performance of the fund
        .       Terms of the liquidation

Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:
        .       The degree of change implied by the proposal
        .       The efficiencies that could result
        .       The state of incorporation; net effect on shareholder rights
        .       Regulatory standards and implications

CMA will vote FOR:
        . Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)
        . Proposals enabling the Board to amend, without shareholder approval, the fund's management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

CMA will vote AGAINST:
        .       Proposals enabling the Board to:

                        . Change, without shareholder approval the domicile of the fund
                        . Adopt, without shareholder approval, material amendments of the fund's declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:
        .       Regulations of both states
        .       Required fundamental policies of both states
        .       The increased flexibility available

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder
Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940

Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:
        .       Fees charged to comparably sized funds with similar objectives
        .       The proposed distributor's reputation and past performance
        .       The competitiveness of the fund in the industry
        .       Terms of the agreement

Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:
        .       Resulting fee structure
        .       Performance of both funds
        .       Continuity of management personnel
        .       Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.

Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:
        .       Performance of the fund's NAV
        .       The fund's history of shareholder relations
        .       The performance of other funds under the adviser's management

9. Alternative Investment Group ("AIG") Matters

The AIG Proxy Sub-Committee generally will vote in accordance with the guidelines set forth in this policy. With respect to matters that are not addressed by the guidelines, the AIG Proxy Sub-Committee will vote each such matter on a CASE-BY-CASE basis.

B. Ability to Vote Proxies Other than as Provided in A Above.

A Portfolio Manager, sub-adviser or other party involved with a client's account may conclude that the best interest of the firm's client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines stated in Section IV.A. In this situation, he or she shall request that the Proxy Committee consider voting the proxy other than according such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's, group's, or entity's relationship, if any, with the parties proposing and/or opposing the matter's adoption.

C. Proposals Requiring Special Consideration

The following proposals require special, individual consideration. The Proxy Committee will determine how proxies related to all such proposals will be voted.

                1. New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

                2. Accounts Adhering to Taft Hartley Principles. All proposals for these accounts shall be voted according to the Taft Hartley Guidelines developed by Institutional Shareholder Services, Inc. ("ISS").

                3. Accounts Adhering to Socially Responsible Principles. All proposals for these accounts shall be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

                4. Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. Proposals for these securities shall be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

                5. Proxies of Investment Company Shares. Proposals on issues other than those specified in Section IV.A.

                6. Executive/Director Compensation. Except as provided in
                Section IV.A, proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

                7. Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

V. VOTING PROCEDURES

The Proxy Committee has developed the following procedures to aid the voting of proxies according to the Voting Guidelines set forth in Section IV above. The Proxy Committee may revise these procedures from time to time, as it deems necessary or appropriate to effect the purposes of this Policy.

        . CMA shall use an independent, third-party vendor (currently Institutional Shareholder Services ("ISS")), to implement its proxy voting process as CMAs proxy voting agent. This retention is subject to CMA continuously assessing the vendor's independence from CMA and its affiliates, and the vendor's ability to perform its responsibilities (and, especially, its responsibility to vote client proxies in accordance with CMA's proxy voting guidelines) free of any actual, potential or apparent material conflicts of interests that may arise between the interests of the vendor, its affiliates, the vendor's other clients and the owners, officers or employees of any such firm, on the one hand, and CMA's clients, on the other hand. As means of performing this assessment, CMA will require various reports and notices from the vendor, as well as periodic audits of the vendor's voting record and other due diligence.

        . ISS shall provide proxy analysis and record keeping services in addition to voting proxies on behalf of CMA in accordance with this Policy.

        . On a daily basis CMA shall send to ISS a holdings file detailing each equity holding held in all accounts over which CMA has voting authority. Information regarding equity holdings for international portfolio shall be sent weekly.

        . ISS shall receive proxy material information from Proxy Edge or the custodian bank for the account. This shall include issues to be voted upon, together with a breakdown of holdings for CMA accounts. ISS shall then reconcile information it receives from CMA with that it has received from Proxy Edge and custodian banks. Any discrepancies shall be promptly noted and resolved by ISS, with notice to CMA.

        . Whenever a vote is solicited, ISS shall execute the vote according to CMA's Voting Guidelines previously delivered by CMA to ISS as set forth in Section IV.A.

                . If ISS is not sure how to vote a particular proxy, then ISS will issue a request for voting instructions to CMA over a secure website. CMA personnel shall check this website regularly. The request shall be accompanied by a recommended vote. The recommended vote shall be based upon CMA's understanding of the Voting Guidelines previously delivered to ISS. CMA shall promptly provide ISS with any amendments or modifications to the Voting Guidelines if necessary. CMA shall return a final instruction to vote to ISS, which ISS shall record with Proxy Edge or the custodian bank as our agent.

        . Each time that ISS shall send CMA a request to vote the request shall be accompanied by the recommended vote determined in accordance with CMA's Voting Guidelines. ISS shall vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of clients requires another vote or the proposal is a matter as to which the Proxy Committee affords special, individual consideration under Section IV.C. In such situations ISS shall vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of CMA's Taft Hartley or Socially Responsible clients may impact a proposal that normally should be voted in a certain way. ISS shall inform CMA of all proposals having impact on its Taft Hartley and or Socially Responsible clients. The Proxy Voting Committee shall be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

        . ISS shall have procedures in place to ensure that a vote is cast on every security holding maintained by CMA on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients CMA shall receive a report from ISS detailing CMA's voting for the previous period.

VI. AVAILABILITY OF PROXY POLICY AND VOTING RECORD

A summary disclosure regarding the provisions of this Policy is available in CMA's Form ADV. Upon receipt of a Client's request for more information, CMA will provide to the Client a copy of this Policy and/or how CMA voted proxies for the Client pursuant to this Policy for up to a one-year period.

                STEINROE VARIABLE INVESTMENT TRUST (the "Trust")
                   Liberty Money Market Fund, Variable Series
                Liberty Federal Securities Fund, Variable Series
                 Liberty Asset Allocation Fund, Variable Series
                 Columbia Large Cap Growth Fund, Variable Series
               Liberty Small Company Growth Fund, Variable Series

The Funds listed above are referred to collectively as the "Funds."

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2005

The Fund's Trustees have approved, subject to shareholder approval at a shareholder meeting expected to be held in 2005, the replacement of the Fund's current fundamental investment restrictions with the following standardized fundamental investment restrictions:

Proposed Fundamental Restrictions Each Fund may not, as a matter of fundamental policy:

        1. Underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio's ability to invest in securities issued by other registered investment companies.

        2. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

        3. Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

        4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

        5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

        6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

        7. Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

                                                                     May 6, 2005

Appendix B - Pro Forma Financial Statements of the Acquiring Fund

                                     - B-1 -

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
June 30, 2005 (unaudited)

                                                                    Nations             Liberty Small         Liberty Small Company
                                                       % of      Small Company          Company Growth        Growth Fund, Variable
                                                       Net         Portfolio        Fund, Variable Series       Series Pro-Forma
                                                      Assets    (Acquired Fund)        (Acquiring Fund)             Combined
                                                      ------ --------------------     ------------------     ----------------------
                                                               Shares   Value ($)     Shares   Value ($)       Shares     Value ($)
                                                             --------- ----------     ------- ----------     ----------  ----------
Common Stocks                                          95.3%
CONSUMER
DISCRETIONARY                                          17.3%
Automobiles                                             0.4%
                  Winnebago
                  Industries,
                  Inc.                                           9,055    296,551       2,580     84,495         11,635     381,046
                                                                       ----------             ----------                 ----------
                                    Automobiles
                                    Total                                 296,551                 84,495                    381,046
                                                                       ----------             ----------                 ----------
Diversified
Consumer
Services                                                0.6%
                  Education
                  Management
                  Corp. (a)                                     12,264    413,665       5,076    171,213         17,340     584,878
                                                                       ----------             ----------                 ----------
                                    Diversified
                                    Consumer
                                    Services
                                    Total                                 413,665                171,213                    584,878
                                                                       ----------             ----------                 ----------
Hotels,
Restaurants &
Leisure                                                 4.7%
                  Gaylord
                  Entertainment
                  Co. (a)                                       11,375    528,824      15,755    732,450         27,130   1,261,274
                  Isle of Capris
                  Casinos,
                  Inc. (a)                                       9,395    246,149           -          -          9,395     246,149
                  Kerzner
                  International
                  Ltd. (a)                                       4,200    239,190       5,011    285,376          9,211     524,566
                  Lakes
                  Entertainment,
                  Inc. (a)                                       5,680     87,472           -          -          5,680      87,472
                  Pinnacle
                  Entertainment,
                  Inc. (a)                                           -          -      12,064    235,972         12,064     235,972
                  RARE
                  Hospitality
                  International,
                  Inc. (a)                                      11,970    364,726       4,640    141,381         16,610     506,107
                  Scientific
                  Games Corp.,
                  Class A (a)                                    5,995    161,445      19,990    538,331         25,985     699,776
                  Shuffle Master,
                  Inc. (a) (b)                                  16,156    452,853      19,580    548,827         35,736   1,001,680
                                                                       ----------             ----------                 ----------
                                    Hotels,
                                    Restaurants
                                    & Leisure
                                    Total                               2,080,659              2,482,337                  4,562,996
                                                                       ----------             ----------                 ----------
Household
Durables                                                0.7%
                  Beazer Homes
                  USA, Inc.                                      3,840    219,456           -          -          3,840     219,456
                  Yankee Candle
                  Co., Inc.                                      6,765    217,157       8,410    269,961         15,175     487,118
                                                                       ----------             ----------                 ----------
                                    Household
                                    Durables
                                    Total                                 436,613       8,410    269,961                    706,574
                                                                       ----------             ----------                 ----------
Internet &
Catalog
Retail                                                  1.1%

                  Blue Nile, Inc.
                  (a)                                            8,235    269,202       2,462     80,483         10,697     349,685
                  Coldwater
                  Creek, Inc. (a)                               11,287    281,159      10,432    259,861         21,719     541,020

                  Overstock.com,
                  Inc. (a)                                       3,650    129,940       2,399     85,404          6,049     215,344
                                                                       ----------             ----------                 ----------
                                    Internet &
                                    Catalog
                                    Retail Total                          680,301                425,748                  1,106,049
                                                                       ----------             ----------                 ----------
Leisure
Equipment &                                             0.3%
Products
                  Marvel
                  Enterprises,
                  Inc. (a)                                           -          -      13,940    274,897         13,940     274,897
                                                                       ----------             ----------                 ----------
                                    Leisure
                                    Equipment &
                                    Products
                                    Total                                       -      13,940    274,897                    274,897
                                                                       ----------             ----------                 ----------
Media                                                   3.7%

                  Arbitron, Inc.
                  (a)                                                -          -           -          -              -           -
                  Cumulus Media,
                  Inc.,
                  Class A (a)                                        -          -      24,824    292,427         24,824     292,427
                  Harris
                  Interactive,
                  Inc., Class A
                  (a)                                                -          -      40,904    199,203         40,904     199,203
                  Lin TV Corp.,
                  Class A (a)                                        -          -      15,969    221,809         15,969     221,809
                  Lions Gate
                  Entertainment
                  Corp. (a)                                     29,380    301,439      53,300    546,858         82,680     848,297
                  R.H. Donnelley
                  Corp. (a)                                      5,105    316,408       6,590    408,448         11,695     724,856
                  Radio One,
                  Inc., Class
                  D (a)                                         26,025    332,339      36,290    463,423         62,315     795,762
                  TiVo, Inc. (a)                                     -          -      15,390    102,805         15,390     102,805
                  Valassis
                  Communications,
                  Inc. (a)                                       5,740    212,667       5,292    196,069         11,032     408,736
                                                                       ----------             ----------
                                    Media Total                         1,162,853              2,431,042                  3,593,895
                                                                       ----------             ----------                 ----------


Multiline Retail                                        0.1%
                  Fred's, Inc.                                                  -
                                                                     -                  3,911     64,844          3,911      64,844
                                                                       ----------             ----------                 ----------
                                    Multiline
                                    Retail Total                                -                 64,844                     64,844
                                                                       ----------             ----------                 ----------
Specialty Retail                                        3.8%
                  Aeropostale,
                  Inc. (a)                                       7,150    240,240           -          -          7,150     240,240
                  Bombay Co.,
                  Inc. (a)                                           -          -      26,289    149,847         26,289     149,847
                  Design Within
                  Reach, Inc. (a)                                    -          -      12,680    229,508         12,680     229,508
                  Guitar Center,
                  Inc. (a)                                       1,940    113,238       2,290    133,667          4,230     246,905
                  Hibbet Sporting
                  Goods, Inc. (a)                               12,670    479,433       8,477    320,770         21,147     800,203
                  Jarden
                  Corp. (a)                                      2,280    122,938       9,720    524,103         12,000     647,041
                  Marinemax,
                  Inc. (a)                                       6,160    192,500       2,228     69,625          8,388     262,125
                  Pacific Sunwear
                  of California,
                  Inc. (a)                                           -          -      20,900    480,491         20,900     480,491
                  PETCO Animal
                  Supplies,
                  Inc. (a)                                       4,500    131,940                                 4,500     131,940

                  Tuesday
                  Morning Corp.                                  8,249    260,008       5,823    183,541         14,072     443,549
                                                                       ----------             ----------                 ----------
                                    Specialty
                                    Retail Total                        1,540,297              2,091,552                  3,631,849
                                                                       ----------             ----------                 ----------
Textiles,
Apparel &
Luxury Goods                                            1.9%

                  Ashworth,
                  Inc. (a)                                           -          -      14,869    133,970         14,869     133,970
                  Deckers Outdoor
                  Corporation (a)                                3,860     94,956           -          -          3,860      94,956
                  Jos. A. Bank
                  Clothiers,
                  Inc. (a)                                      10,308    446,336      12,730    551,209         23,038     997,545
                  Wolverine
                  World Wide,
                  Inc.                                          18,005    432,300       7,013    168,382         25,018     600,682
                                                                       ----------             ----------                 ----------
                                    Textiles,
                                    Apparel &
                                    Luxury Goods
                                    Total                                 973,592                853,561                  1,827,153
                                                                       ----------             ----------                 ----------
                                    CONSUMER
                                    DISCRETIONARY
                                    TOTAL                               7,584,531              9,149,650                 16,734,181
                                                                       ----------             ----------                 ----------
CONSUMER STAPLES                                        0.9%
Food & Staples
Retailing                                               0.2%
                  United Natural
                  Foods, Inc. (a)                                2,980     90,503       3,627    110,152          6,607     200,655
                                                                       ----------             ----------                 ----------
                                    Food &
                                    Staples
                                    Retailing
                                    Total                                  90,503                110,152              -     200,655
                                                                       ----------             ----------                 ----------
Food Products                                           0.4%

                  Delta & Pine
                  Land Co.                                       6,925    173,540       9,210    230,803         16,135     404,343
                                                                       ----------             ----------                 ----------
                                    Food
                                    Products
                                    Total                                 173,540                230,803                    404,343
                                                                       ----------             ----------                 ----------
Household
Products                                                0.1%
                  Spectrum
                  Brands, Inc.
                  (a)                                            2,825     93,225           -          -          2,825      93,225
                                                                       ----------             ----------                 ----------
                                    Household
                                    Products
                                    Total                                  93,225                      -                     93,225
                                                                       ----------             ----------                 ----------
Personal Products                                       0.2%
                  Nu Skin
                  Enterprises,
                  Inc., Class A                                  4,430    103,219       5,020    116,966          9,450     220,185
                                                                       ----------             ----------                 ----------
                                    Personal
                                    Products
                                    Total                                 103,219                116,966                    220,185
                                                                       ----------             ----------                 ----------
                                    CONSUMER
                                    STAPLES TOTAL                         460,487                457,921                    918,408
                                                                       ----------             ----------                 ----------
ENERGY                                                  6.2%
Energy Equipment
& Services                                              1.6%
                  Atwood
                  Oceanics, Inc.
                  (a)                                            4,997    307,615       4,090    251,780          9,087     559,395
                  Cal Dive
                  International,
                  Inc. (a)                                       4,435    232,261       2,560    134,067
                  Dawson
                  Geophysical Co.
                  (a)                                                -          -       6,357    135,150
                  Energy
                  Conversion
                  Devices,
                  Inc. (a)                                       1,850     41,403           -          -
                  Grey Wolf,
                  Inc. (a)                                      16,660    123,451      21,080    156,203
                  Hydril (a)                                     1,760     95,656       1,074     58,372          2,834     154,028
                                                                       ----------             ----------                 ----------

                                    Energy
                                    Equipment &
                                    Services
                                    Total                                 800,386                735,572                  1,535,958
                                                                       ----------             ----------                 ----------
Oil, Gas &
Consumable Fuels                                        4.6%
                  Bois d'Arc
                  Energy,
                  Inc. (a)                                           -          -      26,394    389,311         26,394     389,311
                  Cheniere
                  Energy,
                  Inc. (a)                                       3,050     94,855           -          -          3,050      94,855
                  Denbury
                  Resources,
                  Inc. (a)                                       7,165    284,952           -          -          7,165     284,952

                  Edge Petroleum
                  Corp. (a)                                          -          -      21,200    331,144         21,200     331,144

                  Energy Partners
                  Ltd. (a)                                           -          -      13,600    356,456         13,600     356,456

                  Frontier Oil
                  Corp.                                          1,450     42,557           -          -          1,450      42,557

                  InterOil
                  Corp. (a)                                          -          -       5,643    153,377          5,643     153,377
                  Mission
                  Resources
                  Corp. (a)                                          -          -      55,800    450,306         55,800     450,306

                  Pioneer
                  Drilling
                  Co. (a)                                            -          -       9,913    151,272          9,913     151,272
                  Remington
                  Oil & Gas
                  Corporation (a)                               10,660    380,562           -          -         10,660     380,562
                  Spinnaker
                  Exploration
                  Co. (a)                                            -          -       9,000    319,410          9,000     319,410
                  St. Mary Land &
                  Exploration Co.                                1,500     43,470           -          -          1,500      43,470
                  Superior Energy
                  Services,
                  Inc. (a)                                      24,905    443,309      32,564    579,639         57,469   1,022,948
                  Western Gas
                  Resources, Inc.                                    -          -      10,900    380,410         10,900     380,410
                                                                       ----------             ----------                 ----------
                                    Oil, Gas &
                                    Consumable
                                    Fuels Total                         1,289,705              3,111,325                  4,401,030
                                                                       ----------             ----------                 ----------
                                    ENERGY TOTAL                        2,090,091              3,846,897                  5,936,988
                                                                       ----------             ----------                 ----------
FINANCIALS                                              8.5%
Capital Markets                                         1.3%
                  Affiliated
                  managers Group,
                  inc. (a)                                      12,212    834,446       2,979    203,555         15,191   1,038,001
                  Jeffries Group,
                  Inc.                                               -          -       5,497    208,281          5,497     208,281
                                                                       ----------             ----------                 ----------
                                    Capital
                                    Markets Total                         834,446                411,836                  1,246,282
                                                                       ----------             ----------                 ----------
Commercial Banks                                        4.1%
                  Boston Private
                  Financial
                  Holdings, Inc.                                18,775    473,130      17,400    438,480         36,175     911,610
                  City National
                  Corp.                                          8,254    591,895       3,750    268,912         12,004     860,807
                  East-West
                  Bancorp, Inc.                                      -          -      12,400    416,516         12,400     416,516
                  Fidelity
                  Bankshares,
                  Inc.                                          10,037    266,181       6,372    168,985         16,409     435,166
                  Mercantile
                  Bank Corp.                                         -          -       8,202    360,642          8,202     360,642
                  Prosperity
                  Bancshares,
                  Inc.                                           1,530     43,773      18,700    535,007         20,230     578,780
                  South Financial
                  Group, Inc.                                    8,669    246,373           -          -
                  Texas Capital
                  Bancshares,
                  Inc. (a)                                       5,635    111,235           -          -          5,635     111,235
                                                                       ----------             ----------                 ----------
                  World
                  Acceptance        Commercial
                  Corporation (a)   Banks Total                         1,732,587              2,188,542                  3,921,129
                                                                       ----------             ----------                 ----------
Consumer Finance                                        1.1%
                  Nelnet, Inc.
                  Class A (a)                                    6,021    200,318       7,170    238,546         13,191     438,864
                  World
                  Acceptance
                  Corp. (a)                                     10,160    305,308      12,124    364,326                    669,634
                                                                       ----------             ----------                 ----------
                                    Consumer
                                    Finance Total                         505,626                602,872                  1,108,498
                                                                       ----------             ----------                 ----------
Diversified
Financial
Services                                                0.8%
                  Greenhil & Co.,
                  Inc.                                               -          -      14,900    603,599         14,900     603,599
                  National
                  Financial
                  Partners Corp.                                     -          -       4,050    158,517          4,050     158,517
                                                                       ----------             ----------                 ----------
                                    Diversified
                                    Financial
                                    Services
                                    Total                                       -                762,116                    762,116
                                                                       ----------             ----------                 ----------
Insurance                                               1.2%
                  Infinity
                  Property &
                  Casualty Corp.                                     -          -       7,223    251,938          7,223     251,938
                  Philadelphia
                  Consolidated
                  Holding
                  Co. (a)                                            -          -       1,434    121,546          1,434     121,546
                  Selective
                  Insurance
                  Group, inc.                                    3,550    175,902       1,617     80,122          5,167     256,024
                  Triad Guaranty,
                  Inc. (a)                                       5,527    278,506       5,312    267,672         10,839     546,178
                                                                       ----------             ----------                 ----------
                                    Insurance
                                    Total                                 454,408                721,278                  1,175,686
                                                                       ----------             ----------                 ----------

                                    FINANCIALS TOTAL                    3,527,067              4,686,644                  8,213,711
                                                                       ----------             ----------                 ----------
HEALTH CARE                                            18.5%
Biotechnology                                           4.9%
                  Affymetrix,
                  Inc. (a)                                       6,285    338,950       7,276    392,395         13,561     731,345
                  Amylin
                  Pharmaceuticals,
                  Inc. (a)                                       7,420    155,301       8,670    181,463         16,090     336,764
                  AtheroGenics,
                  Inc. (a)                                      10,075    160,998      15,770    252,005         25,845     413,003
                  Cytogen
                  Corp. (a)                                          -          -      14,197     74,250         14,197      74,250
                  Enzo Biochem,
                  Inc. (a)                                           -          -      13,671    245,121         13,671     245,121
                  Exact Sciences
                  Corp. (a)                                          -          -      15,198     34,651         15,198      34,651
                  Exelixis,
                  Inc. (a)                                      23,470    174,382       8,592     63,838         32,062     238,220
                  Human Genome
                  Sciences,
                  Inc. (a)                                       9,600    111,168       8,727    101,059         18,327     212,227
                  Illumina,
                  Inc. (a)                                      22,208    268,051      12,091    145,938         34,299     413,989
                  Isolagen,
                  Inc. (a)                                           -          -       1,037      4,252          1,037       4,252
                  Martek
                  Biosciences
                  Corp. (a)                                      2,670    101,326       3,400    129,030          6,070     230,356
                  NeoPharm,
                  Inc. (a)                                           -          -      24,749    247,242         24,749     247,242
                  OSI
                  Pharmaceuticals,
                  Inc. (a)                                       3,400    138,958       4,270    174,515          7,670     313,473
                  PRA
                  International
                  (a)                                            4,070    108,995       4,770    127,741          8,840     236,736
                  Protein Design
                  Labs, Inc. (a)                                14,203    287,043      17,580    355,292         31,783     642,335
                  QLT, Inc. (a)                                      -          -      32,083    334,305         32,083     334,305
                                                                       ----------             ----------                 ----------
                                    Biotechnology
                                    Total                               1,845,172              2,863,097                  4,708,269
                                                                       ----------             ----------                 ----------
Health Care
Equipment
& Supplies                                              5.1%
                  American
                  Medical
                  Systems
                  Holdings,
                  Inc. (a)                                      17,800    367,570      11,497    237,413         29,297     604,983
                  Aspect Medical
                  Systems,
                  Inc. (a)                                       3,589    106,737       2,671     79,435          6,260     186,172
                  Hologic,
                  Inc. (a)                                       9,150    363,712       4,205    167,149         13,355     530,861
                  Immucor,
                  Inc. (a)                                      13,770    398,641      11,563    334,749         25,333     733,390
                  INAMED Corp. (a)                               2,340    156,710       2,960    198,231          5,300     354,941
                  Intuitive
                  Surgical,
                  Inc. (a)                                       2,175    101,442       1,814     84,605          3,989     186,047
                  Kyphon, Inc. (a)                               7,750    269,623       4,592    159,756         12,342     429,379
                  Medical Action
                  Industries,
                  Inc. (a)                                           -          -       1,281     22,866          1,281      22,866
                  Nektar
                  Therapeutics (a)                                   -          -      15,590    262,536         15,590     262,536
                  Respironics,
                  Inc. (a)                                      20,442    738,161       8,673    313,182         29,115   1,051,343
                  SonoSite,
                  Inc. (a)                                           -          -       8,640    268,185          8,640     268,185
                  Syneron Medical
                  Ltd. (a)                                           -          -       7,900    289,061          7,900     289,061
                                                                       ----------             ----------                 ----------
                                    Health Care
                                    Equipment &
                                    Supplies
                                    Total                               2,502,596              2,417,168                  4,919,764
                                                                       ----------             ----------                 ----------
Health Care
Providers
& Services                                              5.3%

                  Advisory Board
                  Co. (a)                                            -          -      11,505    560,754         11,505     560,754
                  Allion
                  Healthcare,
                  Inc. (a)                                       4,000     65,608           -          -          4,000      65,608
                  Apria
                  Healthcare
                  Group,
                  Inc. (a)                                       3,570    123,665       4,650    161,076          8,220     284,741
                  Centene
                  Corp. (a)                                     15,800    530,564       5,257    176,530         21,057     707,094
                  HealthExtras,
                  Inc. (a)                                       5,100    102,357       3,472     69,683          8,572     172,040
                  Hythiam,
                  Inc. (a)                                           -          -      23,700    132,720         23,700     132,720
                  LHC Group,
                  Inc. (a)                                           -          -      11,311    205,634         11,311     205,634
                  LifePoint
                  Hospitals,
                  Inc. (a)                                       7,817    394,915      10,800    545,616         18,617     940,531
                  Psychiatric
                  Solutions,
                  Inc. (a)                                       1,050     51,145       1,130     55,042          2,180     106,187
                  Triad
                  Hospitals,
                  Inc. (a)                                       5,847    319,480       5,020    274,293         10,867     593,773
                  U.S. Physical
                  Therapy,
                  Inc. (a)                                           -          -      13,400    257,012         13,400     257,012
                  VCA Antech,
                  Inc. (a)                                      34,660    840,505      11,065    268,326         45,725   1,108,831
                                                                       ----------             ----------                 ----------
                                    Health Care
                                    Providers &
                                    Services
                                    Total                               2,428,239              2,706,686                  5,134,925
                                                                       ----------             ----------                 ----------
Pharmaceuticals                                         3.2%
                  BioSante
                  Pharmaceuticals,
                  Inc. (a)                                           -          -      25,600     96,000         25,600      96,000

                  Bone Care
                  International,
                  Inc. (a)                                           -          -       9,400    309,918          9,400     309,918
                  Caraco
                  Pharmaceutical
                  Laboratories
                  Ltd. (a)                                           -          -       9,918     85,097          9,918      85,097
                  Connetics
                  Corporation (a)                                8,600    151,704       5,507     97,144         14,107     248,848
                  DepoMed, Inc.
                  (a)                                                -          -      57,347    250,606         57,347     250,606
                  DOV
                  Pharmaceutical,
                  Inc. (a)                                           -          -      14,880    277,661         14,880     277,661
                  MGI
                  Pharmaceutical
                  Companies, Inc.
                  (a)                                            5,400    117,504           -          -          5,400     117,504
                  Neurochem, Inc.
                  (a)                                                -          -      16,729    168,127         16,729     168,127
                  Noven
                  Pharmaceuticals,
                  Inc. (a)                                           -          -      22,900    400,292         22,900     400,292
                  Par
                  Pharmaceuticals
                  Company, Inc. (a)                              3,175    100,997       3,056     97,211          6,231     198,208
                  Penwest
                  Pharmaceuticals
                  Co. (a)                                       17,403    205,703       9,365    110,694         26,768     316,397
                  Salix
                  Pharmaceuticals
                  Ltd. (a)                                       9,439    166,693      24,850    438,851         34,289     605,544
                                                                       ----------             ----------                 ----------
                                    Pharmaceuticals
                                    Total                                 742,601              2,331,601                  3,074,202
                                                                       ----------             ----------                 ----------
                                    HEALTH CARE
                                    TOTAL                               7,518,608             10,318,552                 17,837,160
                                                                       ----------             ----------                 ----------
INDUSTRIALS                                            11.5%
Aerospace &
Defense                                                 0.9%
                  Aviall, Inc.
                  (a)                                            2,530     79,923           -          -          2,530      79,923
                  DRS
                  Technologies,
                  Inc. (a)                                           -          -       2,710    138,969          2,710     138,969
                  Engineered
                  Support
                  Systems, Inc.                                  2,325     83,305       2,689     96,347          5,014     179,652
                  Teledyne
                  Technologies,
                  Inc. (a)                                      11,720    381,837       2,891     94,188         14,611     476,025
                                                                       ----------             ----------                 ----------
                                    Aerospace &
                                    Defense Total                         545,065                329,504                    874,569
                                                                       ----------             ----------                 ----------
Air Freight &
Logistics                                               1.9%
                  EGL, Inc. (a)                                      -          -      17,283    351,191         17,283     351,191
                  Hub Group,
                  Inc., Class
                  A (a)                                         11,590    290,330         291      7,289         11,881     297,619
                  UTI Worldwide,
                  Inc.                                           7,484    521,036       9,259    644,612         16,743   1,165,648
                                                                       ----------             ----------                 ----------
                                    Air Freight
                                    & Logistics
                                    Total                                 811,366              1,003,092                  1,814,458
                                                                       ----------             ----------                 ----------
Airlines                                                0.1%
                  Frontier
                  Airlines, Inc.
                  (a)                                            9,130     94,313           -          -          9,130      94,313
                                                                       ----------             ----------                 ----------
                                    Airlines
                                    Total                                  94,313                      -                     94,313
                                                                       ----------             ----------                 ----------
Building Products                                       0.0%
                  Frontier
                  Airlines, Inc.
                  (a)                                            1,550     34,410           -          -          1,550      34,410
                                                                       ----------             ----------                 ----------
                                    Building
                                    Products
                                    Total                                  34,410                      -                     34,410
                                                                       ----------             ----------                 ----------
Commercial
Services &
Supplies                                                3.6%
                  Educate, Inc.
                  (a)                                                -          -       2,148     30,394          2,148      30,394
                  Intersections,
                  Inc. (a)                                           -          -       9,439    110,342          9,439     110,342
                  Korn/Ferry
                  International
                  (a)                                           12,520    222,230      15,410    273,527         27,930     495,757
                  Labor Ready,
                  Inc. (a)                                      10,190    237,529           -          -         10,190     237,529
                  Laureate
                  Education,
                  Inc. (a)                                           -          -      10,800    516,888         10,800     516,888
                  MDC Partners,
                  Inc.,
                  Class A (a)                                        -          -      38,500    325,710         38,500     325,710
                  Mine Safety
                  Appliances Co.                                 3,895    179,949         966     44,629          4,861     224,578
                  Navigant
                  Consulting,
                  Inc. (a)                                       4,075     71,964       4,900     86,534          8,975     158,498
                  NCO Group, Inc.
                  (a)                                                -          -      12,320    266,482         12,320     266,482
                  Resources
                  Connection,
                  Inc. (a)                                      11,900    276,437      11,079    257,365         22,979     533,802
                  Senomyx, Inc.
                  (a)                                            9,465    156,267       4,356     71,918         13,821     228,185
                  Waste
                  Connections,
                  Inc. (a)                                       8,720    325,169       1,345     50,155         10,065     375,324
                                                                       ----------             ----------                 ----------
                                    Commercial
                                    Services &
                                    Supplies
                                    Total                               1,469,545              2,033,944                  3,503,489
                                                                       ----------             ----------                 ----------
Construction &                                          0.9%
Engineering
                  Chicago Bridge
                  & Iron Co., NV,
                  N.Y. Registered
                  Shares                                        18,358    419,664      20,341    464,995         38,699     884,659
                                                                       ----------             ----------                 ----------

                                    Construction
                                    &
                                    Engineering
                                    Total                                 419,664                464,995                    884,659
                                                                       ----------             ----------                 ----------
Electrical
Equipment                                               0.4%
                  Evergreen
                  Solar, Inc. (a)                               20,440    131,429       6,541     42,059         26,981     173,488
                                                                       ----------             ----------                 ----------
                  Plug Power, Inc. (a)                               -          -      28,639    196,177         28,639     196,177
                                    Electrical
                                    Equipment
                                    Total                                 131,429                238,236                    369,665
                                                                       ----------             ----------                 ----------
Machinery                                               2.5%
                  Actuant Corp.,
                  Class A (a)                                    7,900    378,726           -          -          7,900     378,726
                  Bucyrus
                  International,
                  Inc., Class A                                  5,695    216,296       1,820     69,124          7,515     285,420
                  CLARCOR, Inc.                                  2,970     86,873           -          -          2,970      86,873
                  Cuno, Inc. (a)                                 5,163    368,845       7,475    534,014         12,638     902,859
                  ESCO
                  Technologies,
                  Inc. (a)                                         870     87,696           -          -            870      87,696
                  Manitowoc Co.,
                  Inc.                                           2,120     86,962           -          -          2,120      86,962
                  Wabash National
                  Corp.                                              -          -      12,681    307,261         12,681     307,261
                  Wabtec Corp.                                   8,900    184,728       4,382     94,125         13,282     278,853
                                                                       ----------             ----------                 ----------
                                    Machinery
                                    Total                               1,410,126              1,004,524                  2,414,650
                                                                       ----------             ----------                 ----------
Road & Rail                                             1.0%
                  Genesee &
                  Wyoming, Inc.,
                  Class A (a)                                        -          -      14,359    390,708         14,359     390,708
                  Heartland
                  Express, Inc.                                      -          -      21,243    412,752         21,243     412,752
                  Landstar
                  Systems, Inc.
                  (a)                                            5,820    175,298         400     12,072          6,220     187,370
                                                                       ----------             ----------                 ----------
                                    Road & Rail
                                    Total                                 175,298                815,532                    990,830
                                                                       ----------             ----------                 ----------
Trading Companies
& Distributors                                          0.2%
                  Aceto Corp.                                        -          -      29,374    219,717         29,374     219,717
                                                                       ----------             ----------                 ----------
                                    Trading
                                    Companies &
                                    Distributors
                                    Total                                       -                219,717                    219,717
                                                                       ----------             ----------                 ----------
                                    INDUSTRIALS
                                    TOTAL                               5,091,216              6,109,544                 11,200,760
                                                                       ----------             ----------                 ----------
INFORMATION
TECHNOLOGY                                             27.0%

Communications
Equipment                                               2.5%

                  ADTRAN, Inc.                                   4,900    121,471       4,350    107,575          9,250     229,046
                  Anaren, Inc.
                  (a)                                           13,264    174,421         359      4,721         13,623     179,142
                  AudioCodes,
                  Ltd. (a)                                      20,475    203,726       4,292     42,705         24,767     246,431
                  Avocent Corp.
                  (a)                                            7,035    183,895         718     18,768          7,753     202,663
                  C.COR, Inc. (a)                               14,205     97,304         400      2,743         14,605     100,047
                  Finisar Corp.
                  (a)                                                -          -      93,403     98,073         93,403      98,073
                  Foundry
                  Networks, Inc.
                  (a)                                                -          -      40,019    345,364         40,019     345,364

                  Inter-Tel, Inc.                                    -          -         564     10,496            564      10,496
                  NICE Systems
                  LTd., ADR (a)                                  5,690    224,584       7,670    302,735         13,360     527,319
                  Packeteer, Inc.
                  (a)                                           15,497    218,508       2,251     31,739         17,748     250,247
                  Plantronics,
                  Inc.                                           3,710    134,896       2,210     80,356          5,920     215,252
                                                                       ----------             ----------                 ----------
                                    Communications
                                    Equipment
                                    Total                               1,358,805              1,045,275              -   2,404,080
                                                                       ----------             ----------                 ----------
Computers &
Peripherals                                             0.9%
                  M-Systems Flash
                  Disk Pioneers
                  Ltd. (a)                                      16,445    315,251           -          -         16,445     315,251
                  Neoware
                  Systems, Inc.
                  (a)                                           20,725    212,224         787      8,059         21,512     220,283
                  SimpleTech,
                  Inc. (a)                                           -          -      75,500    289,165         75,500     289,165
                                                                       ----------             ----------                 ----------
                                    Computers &
                                    Peripherals
                                    Total                                 527,475                297,224                    824,699
                                                                       ----------             ----------                 ----------
Electronic
Equipment &
Instruments                                             4.1%
                  Aeroflex, Inc.
                  (a)                                           15,320    128,688         607      5,099         15,927     133,787
                  Anixter
                  International,
                  Inc. (a)                                           -          -      12,300    457,191         12,300     457,191
                  Applied Films
                  Corp. (a)                                      1,914     48,998      13,676    350,106         15,590     399,104

                  Audiovox Corp.,
                  Class A (a)                                        -          -      13,771    213,450         13,771     213,450
                  Daktronics,
                  Inc.                                          12,079    241,701       8,751    175,107         20,830     416,808
                  FLIR Systems,
                  Inc. (a)                                       3,976    118,644       2,440     72,810          6,416     191,454
                  Global Imaging
                  Systems,
                  Inc. (a)                                       8,875    282,758      17,987    573,066         26,862     855,824
                  Itron, Inc. (a)                                3,800    169,784       5,970    266,740          9,770     436,524
                  Photon
                  Dynamics, Inc.
                  (a)                                                -          -      14,000    288,540         14,000     288,540
                  Plexus Corp.
                  (a)                                           20,753    295,315      19,280    274,354         40,033     569,669
                                                                       ----------             ----------                 ----------
                                    Electronic
                                    Equipment &
                                    Instruments
                                    Total                               1,285,888              2,676,463                  3,962,351
                                                                       ----------             ----------                 ----------
Internet Software
& Services                                              3.6%
                  CNET Networks,
                  Inc. (a)                                       9,870    115,874       4,287     50,329         14,157     166,203
                  Corillian Corp.
                  (a)                                                -          -      83,714    259,513         83,714     259,513
                  Digital River,
                  Inc. (a)                                       4,380    139,065       8,230    261,302         12,610     400,367
                  Digitas, Inc.
                  (a)                                           30,575    348,861      44,614    509,046         75,189     857,907
                  EarthLink, Inc.
                  (a)                                            9,245     80,062      12,250    106,085         21,495     186,147
                  Equinix, Inc. (a)                              1,160     50,274      10,431    452,080         11,591     502,354
                  InfoSpace,
                  Inc. (a)                                       9,190    302,626      11,550    380,341         20,740     682,967
                  Secure Computing
                  Corp. (a)                                     20,718    225,412       3,729     40,572         24,447     265,984
                  ValueClick,
                  Inc. (a)                                       6,385     78,727       4,032     49,715         10,417     128,442
                                                                       ----------             ----------                 ----------
                                    Internet
                                    Software &
                                    Services
                                    Total                               1,340,901              2,108,983                  3,449,884
                                                                       ----------             ----------                 ----------
IT Services                                             2.2%
                  Anteon
                  International
                  Corp. (a)                                      8,899    405,972         605     27,600          9,504     433,572
                  Euronet
                  Worldwide, Inc.
                  (a)                                            7,740    225,002       2,096     60,931          9,836     285,933
                  MAXIMUS, Inc.                                      -          -       7,541    266,122          7,541     266,122
                  MTC
                  Technologies,
                  Inc. (a)                                       4,619    170,118      18,260    672,516         22,879     842,634
                  Sykes
                  Enterprises,
                  Inc. (a)                                      21,910    207,707       4,399     41,790         26,309     249,497
                                                                       ----------             ----------                 ----------
                                    IT Services
                                    Total                               1,008,799              1,068,959                  2,077,758
                                                                       ----------             ----------                 ----------
Semiconductors &
Semiconductor
Equipment                                               7.1%
                  Brooks
                  Automation,
                  Inc. (a)                                           -          -       8,138    120,849          8,138     120,849
                  Cymer, Inc.
                  (a).                                           9,025    237,809       2,043     53,833         11,068     291,642
                  Cypress
                  Semiconductor
                  Corp. (a)                                          -          -      34,800    438,132         34,800     438,132
                  DSP Group, Inc.
                  (a)                                                -          -      11,990    286,201         11,990     286,201
                  Entegris,
                  Inc. (a)                                           -          -      60,700    600,930         60,700     600,930
                  FEI Co. (a)                                        -          -      21,700    494,977         21,700     494,977
                  Integrated
                  Circuit
                  Systems,
                  Inc. (a)                                           -          -       2,036     42,023          2,036      42,023
                  Integrated
                  Device
                  Technology,
                  Inc. (a)                                      17,500    188,125       4,491     48,278         21,991     236,403
                  IXYS Corp. (a)                                     -          -      44,600    632,428         44,600     632,428
                  Leadis
                  Technology,
                  Inc. (a)                                           -          -      15,588    125,484         15,588     125,484
                  Microsemi
                  Corporation (a)                               38,527    724,308         442      8,310         38,969     732,618
                  Mykrolis Corp.
                  (a)                                                -          -      28,800    409,248         28,800     409,248
                  Semtech Corp.
                  (a)                                           23,750    395,437           -          -         23,750     395,437
                  Silicon Image,
                  Inc. (a)                                           -          -      15,446    158,476         15,446     158,476
                  Silicon Storage
                  Technology,
                  Inc. (a)                                           -          -      48,304    194,665         48,304     194,665
                  Tessera
                  Technologies,
                  Inc. (a)                                      11,610    387,890         483     16,137         12,093     404,027
                  Ultratech,
                  Inc. (a)                                           -          -      26,736    489,269         26,736     489,269
                  Varian
                  Semiconductor
                  Equipment
                  Associates,
                  Inc. (a)                                       5,520    204,240           -          -          5,520     204,240
                  Virage Logic
                  Corp. (a)                                     23,474    241,782      37,540    386,662         61,014     628,444
                                                                       ----------             ----------                 ----------

                                    Semiconductors
                                    &
                                    Semiconductor
                                    Equipment
                                    Total                               2,379,591              4,505,902                  6,885,493
                                                                       ----------             ----------                 ----------
Software                                                6.6%
                  American
                  Reprographics
                  Co. (a)                                        8,100    130,329       4,173     67,144         12,273     197,473
                  ANSYS, Inc. (a)                                8,353    296,615       1,303     46,439          9,656     343,054
                  Aspect
                  Communications
                  Corp. (a)                                     25,460    285,916           -          -         25,460     285,916
                  Borland
                  Software Corp.
                  (a)                                            8,650     66,199           -          -          8,650      66,199
                  Captiva
                  Software Corp.
                  (a)                                                -          -      29,313    423,280         29,313     423,280
                  Epicor
                  Software Corp.
                  (a)                                           13,075    172,590      30,702    405,266         43,777     577,856
                  FileNET
                  Corp. (a)                                          -          -      13,700    344,418         13,700     344,418
                  Hyperion
                  Solutions
                  Corp. (a)                                     10,925    439,622       1,505     60,561         12,430     500,183
                  Kronos,
                  Inc. (a)                                       2,432     98,228       1,318     53,234          3,750     151,462
                  Macrovision
                  Corp. (a)                                      3,690     83,173           -          -          3,690      83,173
                  Magma Design
                  Automation,
                  Inc. (a)                                           -          -      24,752    206,927         24,752     206,927
                  Manhattan
                  Associates,
                  Inc. (a)                                           -          -      19,719    378,802         19,719     378,802
                  Micromuse,
                  Inc. (a)                                           -          -      50,243    284,375         50,243     284,375
                  MICROS Systems,
                  Inc. (a)                                       2,820    126,195       2,980    133,355          5,800     259,550
                  Open Solutions,
                  Inc. (a)                                       9,510    193,148       5,401    109,694         14,911     302,842
                  OpenTV Corp.,
                  Class A (a)                                        -          -      77,600    212,624         77,600     212,624
                  Progress
                  Software Corp.
                  (a)                                           18,007    542,911       2,266     68,320         20,273     611,231
                  Quest Software,
                  Inc. (a)                                       9,820    133,847         331      4,511         10,151     138,358
                  RSA Security,
                  Inc. (a)                                      16,275    186,837      13,923    159,836         30,198     346,673
                  ScanSoft,
                  Inc. (a)                                           -          -      39,895    150,803         39,895     150,803
                  SeaChange
                  International,
                  Inc. (a)                                           -          -      20,183    141,685         20,183     141,685
                  Verint Systems,
                  Inc. (a)                                           -          -      11,500    369,840         11,500     369,840
                                                                       ----------             ----------                 ----------
                                    Software
                                    Total                               2,755,610              3,621,114                  6,376,724
                                                                       ----------             ----------                 ----------
                                    INFORMATION
                                    TECHNOLOGY
                                    TOTAL                              10,657,069             15,323,920                 25,980,989
                                                                       ----------             ----------                 ----------
MATERIALS                                               2.8%
Chemicals                                               1.3%
                  Airgas, Inc.                                   5,245    129,394       3,089     76,206          8,334     205,600
                  Landec
                  Corp. (a)                                          -          -      32,347    210,255         32,347     210,255
                  Symyx
                  Technologies,
                  Inc. (a)                                      12,687    354,982       1,656     46,335         14,343     401,317
                  UAP Holding
                  Corp. (a)                                          -          -      11,392    189,107         11,392     189,107
                  Zoltek
                  Companies, Inc.
                  (a)                                                -          -      21,926    246,229         21,926     246,229
                                                                       ----------             ----------                 ----------
                                    Chemicals
                                    Total                                 484,376                768,132                  1,252,508
                                                                       ----------             ----------                 ----------
Construction
Materials                                               0.1%
                  Eagle
                  Materials, Inc.                                1,410    130,552           -          -          1,410     130,552
                                                                       ----------             ----------                 ----------
                                    Construction
                                    Materials
                                    Total                                 130,552                      -                    130,552
                                                                       ----------             ----------                 ----------
Metals & Mining                                         1.4%
                  Allegheny
                  Technologies,
                  Inc.                                           5,915    130,485       7,450    164,347         13,365     294,832
                  AMCOL
                  International
                  Corp.                                         14,801    278,111      19,900    373,921         34,701     652,032
                  Cleveland-
                  Cliffs, Inc.                                   1,650     95,304       2,040    117,830          3,690     213,134
                  Foundation Coal
                  Holdings, Inc.                                 1,640     42,542       1,159     30,065          2,799      72,607
                  Reliance Steel
                  & Aluminum Co.                                 1,880     69,691       1,639     60,759          3,519     130,450
                                                                       ----------             ----------                 ----------
                                    Metals &
                                    Mining Total                          616,133                746,922                  1,363,055
                                                                       ----------             ----------                 ----------
                                    MATERIALS
                                    TOTAL                               1,231,061              1,515,054                  2,746,115
                                                                       ----------             ----------                 ----------
TELECOMMUNICATION
SERVICES                                                1.5%
Wireless
Telecommunication
Services                                                1.5%

                  Alamosa
                  Holdings, Inc.
                  (a)                                           12,280    170,692       7,322    101,776         19,602     272,468
                  SBA
                  Communications
                  Corp.,
                  Class A (a)                                   22,975    310,163      14,023    189,310         36,998     499,473
                  SpectraLink
                  Corp.                                         11,725    123,347       2,359     24,817         14,084     148,164
                  Western
                  Wireless Corp.,
                  Class A (a)                                    6,590    278,757       6,410    271,143         13,000     549,900
                                                                       ----------             ----------                 ----------
                                    Wireless
                                    Telecommunication
                                    Services
                                    Total                                 882,959                587,046                  1,470,005
                                                                       ----------             ----------                 ----------
                                    TELECOMMUNICATION
                                    ON SERVICES
                                    TOTAL                                 882,959                587,046                  1,470,005
                                                                       ----------             ----------                 ----------
UTILITIES                                               1.1%
Gas Utilities                                           1.1%

                  Energen Corp.                                 14,100    494,205      15,420    540,471         29,520   1,034,676
                                                                       ----------             ----------                 ----------
                                    Electric
                                    Utilities
                                    Total                                 494,205                540,471                  1,034,676
                                                                       ----------             ----------                 ----------
                                    UTILITIES
                                    TOTAL                                 494,205                540,471                  1,034,676
                                                                       ----------             ----------                 ----------
                  Total Common
                  Stocks                                               39,537,294             52,535,699                 92,072,993
                                                                       ----------             ----------                 ----------
Investment
Company                                                 3.3%
                  iShares Dow
                  Jones U.S.
                  Real Estate
                  Index Fund (a)                                 3,250    206,700           -          -          3,250     206,700
                  iShares Nasdaq
                  Biotechnology
                  Index Fund (a)                                 5,700    387,030           -          -          5,700     387,030
                  iShares Russell
                  2000 Index
                  Fund (a)                                      23,280  1,482,936           -          -         23,280   1,482,936
                  Nations Cash
                  Reserves,
                  Capital Class
                  Shares (d)                                 1,092,000  1,092,000           -          -      1,092,000   1,092,000
                                                                       ----------             ----------                 ----------
                  Total
                  Investment
                  Company                                               3,168,666                      -                  3,168,666
                                                                       ----------             ----------                 ----------
SHORT-TERM
OBLIGATIONS                                             0.4%
                  Repurchase
                  agreement
                  with State Street
                  Bank & Trust Co.,
                  dated 06/30/05,
                  due 07/01/05
                  at 2.700%,
                  collateralized by
                  a U.S. Treasury
                  Bond maturing
                  05/15/17,
                  market value of
                  $396,688
                  (repurchase
                  proceeds
                   $383,029)                                         -          -     383,000    383,000        383,000     383,000
                                                                                              ----------                 ----------

                                    Short-Term
                                    Obligations
                                    Total                            -          -                383,000                    383,000
                                                             --------- ----------             ----------                 ----------
                                                                                                              Pro-Forma
                                                                                                             Adjustment
                  Total Investments                    99.0%           42,705,960             52,918,699                 95,624,659
                  Other Assets &
                  Liabilities, Net                      1.0%              111,568                881,678        (18,867)    974,379
                                                     ------            ----------             ----------                 ----------
                  Net Assets                          100.0%           42,817,528             53,800,377                 96,599,038
                                                                       ==========             ==========                 ==========

                  Total Investments
                  at Cost                                              35,132,027(b)          47,115,589(c)              82,247,616
                                                                       ==========             ==========                 ==========

Notes to Investment Portfolio:
(a)  Non-income producing security.
(b)  Cost for federal income tax purposes is $35,132,027.
(c)  Cost for federal income tax purposes is $47,115,589.
(d) Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

 Acronym                   Name
 -------                   ----
 ADR                       American Depositary Receipt

PRO-FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2005 (unaudited)

                                                                                                              Liberty Small Company
                                        Nations Small                 Liberty Small Company                   Growth Fund, Variable
                                      Company Portfolio           Growth Fund, Variable Series   Pro-Forma           Series
Assets:                                (Acquired Fund)                   (Acquiring Fund)       Adjustments    Pro-Forma Combined
                                 -------------------------------  ----------------------------  ---------    --------------------
 Investments, at cost .......... $                    34,040,027  $                 47,115,589  $       -    $         81,155,616
Affiliated Investments, at cost                        1,092,000                             -          -               1,092,000
                                 -------------------------------  ----------------------------  ---------    --------------------
Investments, at value .......... $                    41,613,960  $                 52,918,699  $       -    $         94,532,659
Affiliated Investments, at value                       1,092,000                             -          -               1,092,000
Cash ...........................                             373                           255          -                     628
Receivable for:                                                                                         -
   Investments sold ............                         543,347                    17,589,859          -              18,133,206
   Fund shares sold ............                          38,019                             -          -                  38,019
   Interest ....................                           3,076                            29          -                   3,105
   Dividends ...................                           2,972                         6,608          -                   9,580
Expense reimbursement due from
 Investment Advisor ............                               -                           509                                509
Deferred Trustees'
 compensation plan .............                               -                         5,373          -                   5,373
Other assets ...................                          21,742                            26          -                  21,768
                                 -------------------------------  ----------------------------  ---------    --------------------
        Total Assets ...........                      43,315,489                    70,521,358          -             113,836,847
                                 -------------------------------  ----------------------------  ---------    --------------------
Liabilities:
Payable for:
   Investments purchased .......                         341,196                    16,576,023          -              16,917,219
   Fund shares repurchased .....                           9,081                        72,964          -                  82,045
   Investment advisory fee .....                          22,385                        22,219          -                  44,604
   Administration fee ..........                           8,019                         6,416          -                  14,435
   Transfer agent fee ..........                               -                           594          -                     594
   Pricing and bookkeeping fees                                -                         2,546          -                   2,546
   Trustees' fees ..............                          46,636                           385          -                  47,021
   Audit fee ...................                          24,185                        18,904          -                  43,089
   Custody fee .................                               -                           775          -                     775
   Reports to shareholders .....                               -                         9,683                              9,683
Deferred Trustees' fees ........                               -                         5,373          -                   5,373

Other liabilities ..............                          46,459                         5,099     18,867(b)               70,425
                                 -------------------------------  ----------------------------  ---------    --------------------
        Total Liabilities ......                         497,961                    16,720,981     18,867              17,237,809
                                 -------------------------------  ----------------------------  ---------    --------------------
Net Assets ..................... $                    42,817,528  $                 53,800,377  $ (18,867)(b)$         96,599,038
                                 ===============================  ============================  =========    ====================
Composition of Net Assets:
Paid-in capital ................ $                    34,547,866  $                 73,728,239  $       -    $        108,276,105

Accumulated net investment loss                         (150,608)                     (146,246)   (18,867)(b)            (315,721)
Accumulated net realized gain
 (loss) ........................                         846,337                   (25,584,726)         -             (24,738,389)
Net unrealized appreciation  on
 investments ...................                       7,573,933                     5,803,110          -              13,377,043
                                 -------------------------------  ----------------------------  ---------    --------------------
Net Assets ..................... $                    42,817,528  $                 53,800,377    (18,867)(b)$         96,599,038
                                 ===============================  ============================  =========    ====================
Class A:
Net assets ..................... $                    42,817,528  $                 53,799,339  $ (18,867)(b)$         96,598,000
Shares outstanding .............                       4,090,792                     5,040,810    (80,707)              9,050,895
                                 ===============================  ============================  =========    ====================
Net asset value per share ...... $                         10.47  $                      10.67          -    $              10.67
                                 ===============================  ============================  =========    ====================
Class B: (a)

Net assets ..................... $                             -  $                      1,038          -                   1,038
Shares outstanding .............                               -                            98          -                      98
                                 ===============================  ============================  ===========  ====================
Net asset value per share ...... $                             -  $                      10.59          -    $              10.59
                                 ===============================  ============================  ===========  ====================

(a) Shares of Nations Small Company Portfolio are exchanged for Class A shares of Liberty Small Company Growth Fund, Variable Series, based on the net asset value per share of Liberty Small Company Growth Fund's Class A shares at the time of the merger.

(b) Adjustment reflects one time proxy, accounting, legal and other costs of the reorganization as approved by the Board of Trustees of $46,505 and $0 to be borne by Nations Small Company Portfolio and Liberty Small Company Growth Fund, Variable Series, respectively. At June 30, 2005, before pro-forma adjustments, $27,638 of merger related costs had been accrued by Nations Small Company Portfolio.

PRO-FORMA COMBINING STATEMENTS OF OPERATIONS
For the Twelve Months Ended June 30, 2005 (unaudited)

                                                                                                 Liberty Small
                                                                  Liberty Small                 Company Growth
                                                                 Company Growth                 Fund, Variable
                                               Nations Small     Fund, Variable                     Series
                                             Company Portfolio       Series         Pro-Forma     Pro-Forma
                                              (Acquired Fund)   (Acquiring Fund)   Adjustments     Combined
                                             -----------------  ----------------  -----------   --------------
Investment Income:
Dividends .................................. $         100,187   $      109,744   $         -   $      209,931
Dividends from affiliates ..................            26,915                -             -           26,915
Interest ...................................                 -           14,500             -           14,500
Securities lending .........................            26,376                -             -           26,376
Foreign taxes withheld .....................              (259)            (192)            -             (451)
                                             -----------------   --------------   -----------   --------------
   Total Investment Income .................           153,219          124,052             -          277,271
                                             -----------------   --------------   -----------   --------------
Expenses:
Investment advisory fee ....................           282,505          283,490       (90,955)         475,040(a)
Administration fee .........................            87,871           85,047       (30,539)         142,379(a)
Distribution fee ...........................            95,511                2       (95,511)               2(a)
Transfer agent fee .........................             8,542            7,491       (15,699)             334(e)
Pricing and bookkeeping fees ...............                 -           25,107        28,006           53,113(c)
Trustees' fees .............................            26,560            7,645        (8,853)          25,352(b)
Custody fee ................................            13,241            8,840             -           22,081
Audit fees .................................            39,317           26,764       (33,006)          33,075(b)
Non-recurring costs (See Note 5) ...........                 -            1,077             -            1,077
Other expenses .............................            61,401           29,118        (1,674)          88,845(b)
                                             -----------------   --------------   -----------   --------------
   Total Operating Expenses ................           614,948          474,581      (248,231)         841,298
Fees and expenses waived or reimbursed by
 Investment Advisor ........................           (50,655)         (19,703)       (9,693)         (80,051)(d)
Fees waived by Distributor .................           (95,511)               -        95,511                -(c)
Custody earnings credit ....................               (42)             (61)            -             (103)
Non-recurring cost assumed by Investment
 Advisor (See Note 5) ......................                 -           (1,077)            -           (1,077)
                                             -----------------   --------------   -----------   --------------
   Net Expenses ............................           468,740          453,740      (162,413)         760,067
                                             -----------------   --------------   -----------   --------------
Net Investment Income ......................          (315,521)        (329,688)      162,413         (482,796)
                                             -----------------   --------------   -----------   --------------
Net Realized and Unrealized Gain (Loss)
 on Investments:
Net realized gain  on investments ..........         1,693,447        6,035,518             -        7,728,965
Net change in unrealized appreciation
 (depreciation) on investments .............           743,766       (5,036,815)            -       (4,293,049)
                                             -----------------   --------------   -----------   --------------
Net Gain ...................................         2,437,213          998,703             -        3,435,916
                                             -----------------   --------------   -----------   --------------
Net Increase in Net Assets from Operations . $       2,121,692   $      669,015   $   162,413   $    2,953,120
                                             -----------------   --------------   -----------   --------------

(a) Based on the contract in effect for the Liberty Small Company Growth Fund, Variable Series, the surviving fund.

(b) Reflects elimination of duplicate expenses achieved as a result of merging funds.

(c) Adjustment to realign Nations Small Company Portfolio's fees to Liberty Small Company Growth Fund, Variable Series.

(d) Based on voluntary fee waiver currently in effect for Liberty Small Company Growth Fund, Variable Series, the surviving fund.

(e) Reflects the impact of changes to the transfer agent fee structure that have been implemented prior to the consummation of the merger.

Capitalization

The following table shows, on an unaudited basis, the capitalization of the Nations Small Company Portfolio (the "Acquired Fund") and the Liberty Small Company Growth Fund, Variable Series (the "Acquiring Fund") as of October 31, 2005, and on a pro forma combined basis, after giving effect to the acquisition of the assets and liabilities of the Acquired Fund by the Acquiring Fund at net asset value as of that date:

                                                                                               Liberty Small
                                                      Liberty Small                               Company
                                                         Company                               Growth Fund,
                               Nations Small          Growth Fund,                            Variable Series
                             Company Portfolio       Variable Series        Pro Forma            Pro Forma
                              (Acquired Fund)       (Acquiring Fund)       Adjustments         Combined (1)
                              ---------------       ----------------       -----------         ------------
Class A
Net asset value ($)                42,727,878 (2)         51,032,891 (2)             0 (3)       93,760,769
Shares outstanding                  3,987,298              4,724,276           (31,013)(3)        8,680,561
Net asset value per share ($)           10.72                  10.80                                  10.80

Class B
Net asset value ($)                         -                  1,051                 -                1,051
Shares outstanding                          -                     98                 -                   98
Net asset value per share ($)               -                  10.73                 -                10.73

(1) Assumes the Acquisition was consummated on October 31, 2005 and is for information purposes only. No assurance can be given as to how many shares of the Liberty Small Company Growth Fund, Variable Series will be received by the shareholders of the Nations Small Company Portfolio on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Liberty Small Company Growth Fund, Variable Series that actually will be received on or after such date.

(2) One time proxy, accounting, legal and other costs of the reorganization as approved by the Board of Trustees of $46,505 and $0 have been borne by Nations Small Company Portfolio and Liberty Small Company Growth Fund, Variable Series, respectively.

(3) Shares of Nations Small Company Portfolio are exchanged for Class A shares of Liberty Small Company Growth Fund, Variable Series based on the net asset value per share of Liberty Small Company Growth Fund, Variable Series' Class A Shares at the time of the merger.

               LIBERTY SMALL COMPANY GROWTH FUND, VARIABLE SERIES
                                       AND
                         NATIONS SMALL COMPANY PORTFOLIO

                    PRO FORMA COMBINING FINANCIAL STATEMENTS
                          Notes to Financial Statements
                                  June 30, 2005
                                   (unaudited)

Note 1. Organization

Liberty Small Company Growth Fund, Variable Series (the "Acquiring Fund"), a series of SteinRoe Variable Investment Trust (the "Acquiring Trust"), is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Nations Small Company Portfolio (the "Acquired Fund"), a series of Nations Separate Account Trust, is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal
The Acquiring Fund seeks long-term growth. The Acquired Fund seeks long-term capital growth by investing primarily in equity securities.

Fund Shares

The Acquiring Fund and the Acquired Fund each may issue an unlimited number of shares. The Acquiring Fund offers two classes of shares: Class A Shares and Class B Shares. The Acquired Fund offers one series of shares.

Shares of each Fund are available exclusively for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Note 2. Basis of Combination

The accompanying pro-forma financial statements are presented to show the effect of the proposed merger of the Acquired Fund by the Acquiring Fund as if such merger had occurred on July 1, 2005. The following notes refer to the accompanying pro-forma financial statements of such proposed merger.

Under the terms of the merger, the combination of the Acquired Fund and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The merger will be accomplished by a combination of the net assets of the Acquired Fund into the Acquiring Fund in exchange for new shares of the Acquiring Fund at net asset value.

The Pro Forma Investment Portfolio and Pro Forma Statement of Assets and Liabilities of the Acquired Fund and Acquiring Fund have been combined to reflect balances as of June 30, 2005. The Pro Forma Statement of Operations of the Acquired Fund and Acquiring Fund has been combined to reflect six months ended June 30, 2005. Columbia Management Advisors, LLC expects that all of the securities held by the Acquired Fund as of June 30, 2005, would comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund.

Following the merger the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the Acquiring Fund and the results of operations for pre-combined periods will not be re-stated.

The accompanying pro-forma financial statements should be read in conjunction with the financial statements of the Acquiring Fund and the Acquired Fund included within their respective annual shareholder reports dated December 31, 2004, as well as the semi-annual shareholder reports dated June 30, 2005.

Note 3.  Significant Accounting Policies

Both the Acquiring Fund and the Acquired Fund have substantially the same accounting policies which are detailed in the semi-annual reports referenced above in Note 2.

Federal Income Tax Status
The Acquiring Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Acquiring Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Acquiring Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Indemnifications
In the normal course of business, the Acquiring Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Acquiring Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Acquiring Fund that have not yet occurred. Also, under the Acquiring Trust's organizational documents, the Trustees and officers of the Acquiring Trust are indemnified against certain liabilities that may arise out of their duties to the Acquiring Trust. However, based on experience, the Acquiring Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Note 4. Fees and Compensations Paid to Affiliates

Investment advisory fees, administration fees and related party transactions are detailed in the semi-annual report referenced above in Note 2.

Note 5. Capital Shares

The pro-forma combining net asset value per share assumes the issuance of Acquiring Fund shares to Acquired Fund shareholders in connection with the proposed merger. The number of shares assumed to be issued is equal to the net asset value of the Acquired Fund divided by the net asset value per share of the Acquiring Fund as of June 30, 2005. The pro-forma number of shares outstanding, by class, for the combined entity consists of the following at June 30, 2005.


                     Shares of      Additional Shares     Total Shares
                   Acquiring Fund    Assumed Issued        Outstanding
Class of Shares   Pre-Combination      with Merger      Post Combination
---------------   ---------------   -----------------   ----------------
Class A Shares          5,040,810           4,010,085          9,050,895
Class B Shares                 98                                     98

Note 6. Legal Proceedings

        On March 15, 2004, Columbia Management and CMD the distributor of the Fund's shares (collectively, "Columbia"), entered into agreements in principle with the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") to resolve the proceedings brought in connection with the SEC's and NYAG's investigations of frequent trading and market timing in certain Columbia mutual funds.

        On February 9, 2005, Columbia entered into an Assurance of Discontinuance with the NYAG (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle.

        Under the terms of the SEC Order, Columbia has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review Columbia's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce Columbia Funds, Nations Funds and other mutual fund management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

        Pursuant to the procedures set forth in the SEC Order, the settlement amounts will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with Columbia and the Fund's independent trustees and not unacceptable to the staff of the SEC. More specific information on the distribution plan will be communicated at a later date.

        As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Columbia Funds, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Columbia Funds.

        A copy of the SEC Order is available on the SEC's website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing filed on February 10, 2005.

        In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees off the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").

        The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, the removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages.

        On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally order its transfer to the MDL.

        The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

        In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed.

PART C. OTHER INFORMATION

Item 15. Indemnification

Article Tenth of the Agreement and Declaration of Trust of Registrant (Exhibit
(a)), which Article is incorporated herein by reference, provides that Registrant shall provide indemnification of its trustees and officers (including each person who serves or has served at Registrant's request as director, officer, or trustee of another organization in which Registrant has any interest as a shareholder, creditor or otherwise) ("Covered Persons") under specified circumstances. Section 17(h) of the Investment Company Act of 1940 ("1940 Act") provides that neither the Agreement and Declaration of Trust nor the By-Laws of Registrant, nor any other instrument pursuant to which Registrant is organized or administered, shall contain any provision which protects or purports to protect any trustee or officer of Registrant against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. In accordance with Section 17(h) of the 1940 Act, Article Tenth shall not protect any person against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

To the extent required under the 1940 Act,

(i) Article Tenth does not protect any person against any liability to Registrant or to its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office;

(ii) in the absence of a final decision on the merits by a court or other body before whom a proceeding was brought that a Covered Person was not liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office, no indemnification is permitted under Article Tenth unless a determination that such person was not so liable is made on behalf of Registrant by (a) the vote of a majority of the trustees who are neither "interested persons" of Registrant as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding ("disinterested, non-party trustees"), or (b) an independent legal counsel as expressed in a written opinion; and

(iii) Registrant will not advance attorneys' fees or other expenses incurred by a Covered Person in connection with a civil or criminal action, suit or proceeding unless Registrant receives an undertaking by or on behalf of the Covered person to repay the advance (unless it is ultimately determined that he is entitled to indemnification) and (a) the Covered Person provides security for his undertaking, or (b) Registrant is insured against losses arising by reason of any lawful advance, or (c) a majority of the disinterested, non-party trustees of Registrant or an independent legal counsel as expressed in a written opinion, determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Any approval of indemnification pursuant to Article Tenth does not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with Article Tenth as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in, or not opposed to, the best interests of Registrant or to have been liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person's office.

Article Tenth also provides that its indemnification provisions are not exclusive.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Registrant, its trustees and officers, its investment adviser, the other investment companies advised by Columbia Management, and persons affiliated with them are insured against certain expenses in connection with the defense of actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits, or proceedings. Registrant will not pay any portion of the premiums for coverage under such insurance that would (1) protect any trustee or officer against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or (2) protect its investment adviser or principal underwriter, if any, against any liability to Registrant or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its duties and obligations under its contract or agreement with the Registrant; for this purpose the Registrant will rely on an allocation of premiums determined by the insurance company.

In addition, Columbia Management maintains investment advisory professional liability insurance to insure it, for the benefit of the Trust and its non-interested trustees, against loss arising out of any error, omission, or breach of any duty owed to the Trust or the Fund by the investment advisor.

Item 16. Exhibits

(1) Amended and Restated Agreement and Declaration of Trust dated May 22, 2000. (5)

(2)     By-Laws as amended and Restated through August 11, 2004. (8)

(3)             Not applicable.

(4) Plan and Agreement of Reorganization - Filed as Exhibit A to Part A of this Registration Statement.

(5)             Not applicable.

(6)(a) Fund Advisory Agreement, dated as of November 1, 2003, between the Trust on behalf of the Funds and Columbia Management Advisors, Inc. (Columbia Management). (7)

(6)(b) Sub-Advisory Agreement dated January 1, 2002 between the Trust, on behalf of SRBF, Columbia Management (formerly Stein Roe) and Nordea Investment Management North America, Inc. (Nordea ). (6)

(6)(c)          Amendment to Investment Management Agreement dated October 12,
                2004.

(7)(a) Underwriting Agreement between the Trust and Columbia Funds Distributor, Inc. (formerly named Liberty Funds Distributor, Inc.) dated April 23, 1999, as amended August 3, 1999. (4)

(7)(b) 12b-1 Plan Implementing Agreement between the Registrant and Columbia Funds Distributor, Inc. (formerly named Liberty Funds Distributor, Inc.) dated June 1, 2000. (5)

(8)             Not applicable.

(9)(a) Custodian Contract between Registrant and State Street Bank and Trust Company dated October 10, 2001 - filed as Exhibit (g) in Part C, Item 23 of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of Columbia Funds Trust II (filed under former name Liberty Funds Trust II) (File Nos. 2-66976 and 811-3009), filed with the Commission on or about October 26, 2001, and is hereby incorporated by reference and made a part of this Registration Statement.

(9)(b) Appendix A to Custodian Contract between Registrant and State Street Corporation (formerly named State Street Bank and Trust Company)- filed as Exhibit (j)(2) in part C, Item 24(2) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-2 of Columbia Floating Rate Fund (File Nos. 333-51466 & 811-8953), filed with the Commission on or about December 17, 2003, and is hereby incorporated by reference and made a part of this Registration Statement.

(10)(a)         Rule 12b-1 Distribution Plan dated June 1, 2000. (5)

(10)(b)         Rule 12b-1 Inter-Distributor Agreement dated June 1, 2000. (5)

(11)(a)         Opinion of Ropes & Gray LLP - Filed herewith.

(11)(b)         Consent of Ropes & Gray LLP - Filed herewith.

(12)            Tax Opinion of Ropes & Gray LLP - To be filed by amendment.

(13)(a) Administration Agreement dated as of January 3, 1995 between the Trust, on behalf of each of the Funds, and Columbia Management (formerly Stein Roe). (2)

(13)(b) Joinder and Release Agreement (including Transfer Agency Agreement between Registrant on behalf of the Funds and Liberty Investment Services, Inc. dated December 9, 1988.) with respect to Transfer Agency Agreement dated as of November 3, 1998 among the Trust, Columbia Funds Services, Inc. (formerly named Liberty Funds Services, Inc.) and Stein Roe Services, Inc. (3)

(13)(c)(i) Amended and Restated Accounting and Bookkeeping Agreement dated as of August 3, 1999 between the Trust, on behalf of each of its Funds, and Columbia Management (formerly Stein Roe). (4)

(13)(c)(ii) Amendment to Amended and Restated Accounting and Bookkeeping Agreement dated as of July 1, 2001. (6)

(13)(d)(i) Amended and Restated Participation Agreement dated April 3, 1998 among the Trust, Keyport Life Insurance Company and Keyport Financial Services Corp. (1)

(13)(d)(ii) Participation Agreement dated as of October 1, 1993 among the Trust, Keyport Financial Services Corp. and Independence Life Annuity Company. (2)

(13)(d)(iii) Participation Agreement dated as of April 15, 1994 among the Trust, Transamerica Occidental Life Insurance Company, Stein Roe and Charles Schwab & Co., Inc. (2)

(13)(d)(iv) Participation Agreement dated as of December 1, 1994 among the Trust, First Transamerica Life Insurance Company, Stein Roe and Charles Schwab & Co., Inc. (2)

(13)(d)(v) Participation Agreement dated May 8, 1998 among the Trust, Keyport Benefit Life Insurance Company, and Keyport Financial Services Corp. (2)

(14) Consent of Independent Registered Public Accountant - Filed herewith.

(15)            Not applicable.

(16) Power of Attorney for: Douglas A. Hacker, Janet Langford Kelly, Richard W. Lowry, William E. Mayer, Charles R. Nelson, John J. Neuhauser, Patrick J. Simpson, Thomas E. Stitzel, Thomas C. Theobald, Anne-Lee Verville and Richard L. Woolworth - Filed herewith.

                                *****************


(1) Incorporated by Reference to Post-Effective Amendment No. 13 to the Registrant's registration statement on Form N-1A filed April 1998.

(2) Incorporated by Reference to Post-Effective Amendment No. 14 to the Registrant's registration statement on Form N-1A filed May 1998.

(3) Incorporated by Reference to Post-Effective Amendment No. 16 to the Registrant's registration statement on Form N-1A filed April 1999.

(4) Incorporated by Reference to Post-Effective Amendment No. 17 to the Registrant's registration statement on Form N-1A filed March 2000.

(5) Incorporated by Reference to Post-Effective Amendment No. 19 to the Registrant's registration statement on Form N-1A filed on or about June 1, 2000.

(6) Incorporated by Reference to Post-Effective Amendment No. 22 to the Registrant's registration statement on Form N-1A filed April 2002.

(7) Incorporated by Reference to Post-Effective Amendment No. 24 to the Registrant's registration statement on Form N-1A filed April 23, 2004.

(8) Incorporated by Reference to Post-Effective Amendment No. 25 to the Registrant's registration statement on Form N-1A filed February 16, 2005.

Item 15. Undertakings.

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, SteinRoe Variable Investment Trust, in the City of Boston and The Commonwealth of Massachusetts, on the 21st day of December, 2005.

                                              STEINROE VARIABLE INVESTMENT TRUST

                                              By:    /s/ Christopher L. Wilson
                                                     --------------------------
                                              Name:  Christopher L. Wilson
                                              Title: President

     As required by the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in their capacities and on the dates indicated.

            Signature                                Title                            Date
            ---------                                -----                            ----

/s/ Christopher L. Wilson
----------------------------------
Christopher L. Wilson                         President (Chief                  December 12, 2005
                                              Executive Officer)

/s/ J. Kevin Connaughton
----------------------------------
J. Kevin Connaughton                          Treasurer (Principal              December 21, 2005
                                              Financial Officer)

/s/ Michael G. Clarke
----------------------------------
Michael G. Clarke                             Chief Accounting Officer          December 21, 2005
                                              (Principal  Accounting
                                              Officer)

/s/ Douglas A. Hacker*
----------------------------------
Douglas A. Hacker                             Trustee                           December 21, 2005

/s/ Janet Langford Kelly*
----------------------------------
Janet Langford Kelly                          Trustee                           December 21, 2005

/s/ Richard W. Lowry*
----------------------------------
Richard W. Lowry                              Trustee                           December 21, 2005

/s/ William E. Mayer*
----------------------------------
William E. Mayer                              Trustee                           December 21, 2005

/s/ Charles R. Nelson*
----------------------------------
Charles R. Nelson                             Trustee                           December 21, 2005

/s/ John J. Neuhauser*
----------------------------------
John J. Neuhauser                             Trustee                           December 21, 2005

/s/ Patrick J. Simpson*
----------------------------------
Patrick J. Simpson                            Trustee                           December 21, 2005

/s/ Thomas E. Stitzel*
----------------------------------
Thomas E. Stitzel                             Trustee                           December 21, 2005

/s/ Thomas C. Theobald*
----------------------------------
Thomas C. Theobald                            Trustee                           December 21, 2005

/s/ Anne-Lee Verville*
----------------------------------
Anne-Lee Verville                             Trustee                           December 21, 2005

/s/ Richard L. Woolworth*
----------------------------------
Richard L. Woolworth                          Trustee                           December 21, 2005

                                              *By: /s/  J. Kevin Connaughton,
                                                   -----------------------------
                                                   Attorney-in-Fact
                                                   December 21, 2005

INDEX TO EXHIBITS

Exhibit Number  Exhibit Name
--------------  ------------
(11)(a)         Opinion of Ropes & Gray LLP.
(11)(b)         Consent of Ropes & Gray LLP.
(14)            Consent of Independent Registered Public Accountant.
(16)            Power of Attorney.